As filed with the Securities and Exchange Commission on April 25, 2000


                           Securities Act registration no. 33-1398
                          Investment Company Act file no. 811-4466

                   SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                       Post-Effective Amendment No. 22

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 24
                         ----------------------------
                              MONETTA FUND, INC.

                                 (Registrant)

                    1776-A South Naperville Road, Suite 100

                         Wheaton, Illinois  60187-8133

                        Telephone number:  630/462-9800

                         ----------------------------
       Robert S. Bacarella                  Diane M. Bono
       Monetta Fund, Inc.                   Sonnenschein Nath & Rosenthal
       1776-A South Naperville Road, #100   8000 Sears Tower
       Wheaton, Illinois  60187-8133        Chicago, Illinois  60606

                             (Agents for service)

                          ----------------------------
                Amending Parts A, B and C and filing exhibits.

            It is proposed that this filing will become effective:
      X
     ---    immediately upon filing pursuant to rule 485(b)


     ---    On --------------------- pursuant to rule 485(b)

     ---    60 days after filing pursuant to rule 485(a)(1)

     ---    on ---------------- pursuant to rule 485(a)(1)

     ---    75 days after filing pursuant to rule 485(a)(2)

     ---    on ---------------- pursuant to rule 485(a)(2)


If appropriate, check the following box:

     ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Insert Monetta's Logo]

Prospectus April 25, 2000

Monetta Fund

Monetta Trust

      Small-Cap Equity Fund
      Mid-Cap Equity Fund
      Large-Cap Equity Fund
      Balanced Fund
      Intermediate Bond Fund
      Government Money Market Fund

1-800-MONETTA
www.monetta.com



The Securities and Exchange Commission has not approved or disapproved of these securities, or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Table of Contents

Summary of the Funds                            2

  Fund's Goals                                  2

  Fund's Main Investment Strategies             2

Principal Risks of Investing In The Funds       3

Performance                                     4

Fees and Expenses                               8

Investment Objectives And Strategies            9

Investment Risks & Considerations              12

Investment Restrictions                        15

Management                                     15

Other Information                              16

Shareholder Manual                             19

Financial Highlights                           33

<Page 1>


                                      FUND SUMMARY

The Monetta Small-Cap Equity Fund, ("Small-Cap Fund"), Monetta Mid-Cap Equity Fund ("Mid-Cap Fund"), Monetta Large-Cap Equity Fund ("Large-Cap Fund"), Monetta Balanced Fund ("Balanced Fund"), Monetta Intermediate Bond Fund ("Intermediate Bond Fund"), and Monetta Government Money Market Fund ("Government Money Market Fund") are series of Monetta Trust
(the "Trust"). Monetta Fund, Inc., ("Monetta Fund") and each of the Trust series are collectively referred to as the "Funds."

Growth Funds, which include Monetta Fund, Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund are designed for long-term investors who seek growth of capital and who can tolerate the volatility and risks associated with common stock investments. In selecting investments, emphasis is placed on stocks with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. A "bottom up" approach is used in choosing investments. That is to say, they look for companies with earnings growth potential one at a time. Subject to market conditions, the Monetta Fund invests at least 70% of the Fund's assets in equity securities. All other growth funds invest at least 65% of its total assets in common stocks of its respective market capitalizations.

Fixed-Income Funds, which include Intermediate Bond Fund and
Government Money Market Fund, are designed for long-term investors who primarily seek current income associated with debt securities. The Portfolio Managers consider economic factors such as the effect of interest rates on the Fund's investments and then applies a "bottom up" approach in choosing investments. The Manager looks for income-producing securities that meet the investment criteria, taking into account the effect the investments would have on total return, credit risk and average maturity of the portfolio.

Balanced Fund is designed for investors who seek both growth of capital as well as current income. The investment composite, growth stocks versus fixed income securities will fluctuate based on economic and market conditions.



Fund             Fund's goals                  Fund's main investment
                                                      strategies

Monetta Fund     Each Fund seeks long-term     Invests in common stocks
Small-Cap Fund   capital growth.               believed to have above-average
Mid-Cap Fund                                   growth potential.  The Funds
Large-Cap Fund   Monetta Fund also has         differ from each other with
                 income as a secondary         respect to the following market
                 objective                     capitalization of companies in
                                               which they invest;

                                               Monetta - $50Million - $1Billion
                                               Small-Cap - Under $1Billion
                                               Mid-Cap - $1Billion - $5Billion
                                               Large-Cap - $5Billion and over

Balanced Fund    Seeks a favorable total       Invests in fixed income and
                 rate of return through        equity securities. The market,
                 capital appreciation and      financial and economic
                 current income consistent     conditions are factors in
                 with preservation of          determining the asset
                 capital.                      allocation mix.


Intermediate    Seeks high current income      Invests primarily in marketable
Bond Fund       consistent with                debt securities.  At least 70%
                preservation of capital.       of total assets must be
                                               invested in securities rated in
                                               the three highest investment
                                               grade categories by Moody's or
                                               S&P with an average maturity
                                               between 3 and 10 years.

Government       Seeks maximum current income  Invests in securities issued or
Money Market     with safety of capital and    guaranteed by the
Fund             maintenance of liquidity.     U.S. Government or its agencies
                                               maturing in less than thirteen
                                               months.
<Page 2>

                                     FUND RISK

Fund              Principal Risks Of Investing In The Funds

                  No investment is suitable for everyone. The risks inherent in each Fund depends primarily upon the types of securities in the Fund's portfolio, as well as on market conditions. There is no guarantee that a Fund will achieve its objective.

Monetta Fund      The principle risk of investing in the growth funds
Small-Cap Fund    is that returns may vary and you could lose money.
Mid-Cap Fund      The value of a growth fund's portfolio could
Large-Cap Fund    decrease if the stock market goes down or if the
                  value of an individual stock in the portfolio decreases. If the value of the fund's portfolio decreases, the funds net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than othr investment choices.



Balanced Fund     The equity portion and the fixed income of the
                  portfolio may vary and you could lose money.
                  In addition, the allocation mix of the Fund
                  (equities versus fixed income) as well as the allocation between the various market capitalizations, could negatively impact the Funds performance.


Intermediate      This Fixed-Income Fund tends to be less volatile
Bond Fund         than the growth funds that invest primarily in
                  common stocks. The Fund's returns and yields will vary, and you could lose money. Since the Fund invests in a variety of fixed-income securities, a fundamental risk is that the value of these securities will fall, if interest rates rise, which will cause the Fund's net asset value (NAV) to also decline. In addition, there is credit risk associated with the securities that the Fund invests in, if an issuer is unable to make principal and interest payments when due.



Government        Although the Fund invests in securities issued by
Money Market      the U.S. Government, its agencies or
Fund              instrumentalities, not all such securities are
                  backed by the full faith and credit guarantee of the U.S. Government. Your investment in the Fund is not insured or guaranteed by the Federal Deposit
                  Insurance Corporation or any other Government
                  Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

<Page 3>


PERFORMANCE

The following information illustrates how each of the Fund's performance has varied over time and the risk associated with investing in the Fund. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.

The Funds' past performance does not necessarily indicate how they will perform in the future.

MONETTA FUND

[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR MONETTA FUND.]
[CAPTION]

Annual returns for periods ended 12/31
1990  11.37%
1991  55.90%
1992  5.49%
1993  0.49%
1994  -6.21%
1995  28.02%
1996  1.60%
1997  26.18%
1998  -9.03%
1999  51.80%

Best Quarter:  4th 1999, 47.7%;  Worst Quarter:  3rd 1998, (23.5)%

                    Average Annual Total Returns

                      1 Year   5 Years 10 Years
Monetta Fund          51.80%   17.77%  14.61%
Russell 2000 Index*   21.26%   16.69%  13.40%

*The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $421 million..

SMALL-CAP FUND

[GRAPH DEPICTING 2 YEAR ANNUAL TOTAL RETURNS FOR MONETTA SMALL-CAP FUND.]

Annual returns for periods ended 12/31
1998  -2.81%
1999  62.91%

Best Quarter:  4th 1999,44.9%; Worst Quarter:  3rd 1998, (20.1)%

                Average Annual Total Returns

                               Since Inception
                     1 Year    2/1/97
Monetta Small-Cap
  Fund               62.91%    33.74%
Russell 2000 Index*  21.26%    12.72%

*The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $421 million.



<Page 4>


MID-CAP FUND

[GRAPH DEPICTING 6 YEAR ANNUAL TOTAL RETURNS FOR MONETTA MID-CAP FUND.]

Annual returns for periods ended 12/31
1994  2.17%
1995  24.54%
1996  24.20%
1997  29.14%
1998  -0.85%
1999  53.39%

Best Quarter:  4th 1999, 44.6%;  Worst Quarter:  3rd 1998, (21.9)%

             Average Annual Total Returns

                                  Since Inception
                  1 Year  5 Years 3/1/93
Monetta Mid-Cap
  Fund            53.39%   24.87% 23.37%
S&P Mid-Cap 400
 Index*           13.35%   21.28% 16.14%

*The S&P Mid-Cap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

LARGE-CAP FUND

[GRAPH DEPICTING 4 YEAR ANNUAL TOTAL RETURNS FOR MONETTA LARGE-CAP FUND.]

Annual returns for periods ended 12/31
1996  28.20%
1997  26.64%
1998  8.99%
1999  53.98%

Best Quarter:  4th 1998, 32.1%;  Worst Quarter:  3rd 1998, (21.3)%

                   Average Annual Total Returns

                                   Since Inception
                         1 Year    9/1/95
Monetta Large-Cap Fund   53.98%   27.63%
S&P 500 Index*           21.03%   27.02%

*The S&P 500 Index is the Standard & Poor's Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.



<Page 5>


BALANCE FUND

[GRAPH DEPICTING 4 YEAR ANNUAL TOTAL RETURNS FOR MONETTA BALANCED FUND]

Annual returns for periods ended 12/31
1996  25.94%
1997  21.21%
1998  8.59%
1999  29.60%

Best Quarter:  4th 1999, 17.9%;  Worst Quarter:  3rd 1998, (11.3)%

                Average Annual Total Returns

                               Since Inception
                         1 Year  9/1/95
Monetta Balanced
  Fund                   29.60%  20.94%
S&P 500 Index*           21.03%  27.02%
Lehman Bros. Gov't/Corp.
  Bond Index**           -2.15%   5.84%

*The S&P 500 Index is the Standards & Poor's Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

**The Lehman Bros. Gov't/Corp. Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

INTERMEDIATE BOND FUND

[GRAPH DEPICTING 6 YEAR ANNUAL TOTAL RETURNS FOR MONETTA INTERMEDIATE FUND]

Annual returns for periods ended 12/31
1994  -1.04%
1995  14.84%
1996   6.46%
1997   8.91%
1998   8.38%
1999   1.60%

Best Quarter:  2nd 1995, 5.29%;  Worst Quarter:  3rd 1994, (2.14)%

                     Average Annual Total Returns

                                       Since Inception
                       1 Year  5 Years 3/1/93
Monetta Intermediate
  Bond Fund             1.60%  7.95%   6.81%
Lehman Gov't/Corp.
  Interm. Bond Index*   0.39%  7.10%   5.60%

*The Lehman Gov't/Corp. Intermediate Bond Index is an unmanaged index of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 9.9 years.



<Page 6>


GOVERNMENT MONEY MARKET FUND

[GRAPH DEPICTING 6 YEAR ANNUAL RETURNS FOR MONETTA GOVERNMENT MONEY
MARKET FUND]


Annual returns for periods ended 12/31
1994         4.04%
1995         5.87%
1996         5.06%
1997         5.15%
1998         5.24%
1999         4.85%

Best Quarter: 2nd 1995, 1.50%     Worst Quarter: 2nd 1993, 0.13%

                     Average Annual Total Return
                                      Since Inception
                      1 Year  5 Years  3/1/93
Monetta Government     4.85%   5.23%   4.75%
   Money Market Fund





<Page 7>


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


Shareholder Fees (fees paid directly from your investment) are NONE.*

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)

                                    Distribution             Total Annual
                        Management  and Services   Other    Fund Operating
                           Fees      (12b-1)Fees  Expenses     Expenses
Monetta Fund              1.00%        N/A          0.45%        1.45%
Small-Cap Fund            0.75%        0.25%        1.36%        2.36%
Mid-Cap Fund              0.75%        0.25%        0.25%        1.25%
Large-Cap Fund            0.75%        0.25%        0.66%        1.66%
Balanced Fund             0.40%        0.25%        0.30%        0.95%
Intermediate Bond Fund    0.35%(a)     0.25%        0.14%        0.74%(a)
Gov't. Money Market Fund  0.25%(a)     0.10%(a)     0.35%(a)     0.70%(a)

(a)In 1999, the advisor voluntarily waived part of the management fee for the Intermediate Bond Fund and all of the management fee for the Government Money Market Fund. As a result actual total annual fund operating expenses were 0.54% and 0.35% respectively. For the Government Money Market Fund, the Board of Trustees elected to waive the Distribution and Service (12b-1) Fees.

As of the date of the Prospectus, the waiver of management fees for the Intermediate Bond Fund and Government Money Market Fund continues in effect, subject to review and possible termination by the Advisor at the beginning of each quarter.

*If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $12.00). For telephone exchanges, a $5.00 fee will be charged to your account by the transfer agent.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest your dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                      One  Three  Five   Ten
                                     Year  Years  Years  Years
Monetta Fund, Inc.                   $152  $473   $816   $1,784
Monetta Small Cap Equity Fund         248   762  1,303    2,779
Monetta Mid-Cap Equity Fund           131   408    706    1,553
Monetta Large-Cap Equity Fund         174   540    930    2,022
Monetta Balanced Fund                 100   311    540    1,198
Monetta Intermediate Bond Fund         78   243    423      943
Monetta Government Money Market Fund   74   230    400      893



<Page 8>


INVESTMENT OBJECTIVES AND STRATEGIES

The Funds' investment objectives differ principally in the types of securities selected for investment and the importance each Fund places on growth potential, current income, and preservation of capital as considerations in selecting investments.

* Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund

The Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund each seeks long-term capital growth by investing in common stocks believed to have above-average growth potential. The Funds differ from each other with respect to the market capitalizations of the companies in which they invest. As a secondary ojective, Monetta Fund places emphasis on current income, the other Funds do not.

Each Fund's investment approach emphasizes a competitive return in rising markets and preservation of capital in declining markets in an attempt to generate long-term capital growth over a complete business cycle (approximately 3 to 5 years) when compared to the broader stock market indices. The Advisor's emphasis is on common stocks with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. The Advisor may invest up to 20% of Monetta Fund's assets and 25% of the assets of the Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund's assets in securities not meeting the above criteria. No Fund intends to invest more than 5% of its assets in derivative securities (options and futures).


The securities in which each Fund invests will be listed on a national securities exchange or traded on an over-the-counter market.

In its investments in equity securities, the Monetta Fund, Small-Cap Fund, Mid-Cap Fund, Large-Cap Fund, and Balanced Fund (in its investments in equity securities, as discussed below) each pursue a selling discipline to preserve capital gains and limit losses. Although a 12-month price objective is established for a security, the security will not be sold purely on price appreciation or decline. A security will normally be sold if it becomes less attractive compared to a new stock idea, or company fundamentals deteriorate with little perceived prospect for improvement within a reasonable time frame. The actual timing of the sale of a security may be affected by liquidity constraints or other factors affecting the market for that security. This selling discipline may result in higher than average portfolio turnover.

The Monetta Fund's primary investment objective is to provide its Shareholders with capital appreciation by investing at least 70% of the Fund's assets in equity securities (common stocks) believed to have growth potential. A secondary objective of the Fund is to provide its Shareholders with income, in part by investing the balance of the Fund's assets in dividend paying equity securities or in long-term (greater than one year) debt securities. The Fund's investments in long-term debt securities will consist of U. S. Treasury Notes and Treasury Bonds of various maturities and investment grade securities rated at least A or better by either Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"). A complete description of the ratings is contained in an appendix to the Statement of Additional Information.

The Monetta Fund generally invests in smaller companies with aggregate market capitalizations ranging from $50 million to $1 billion.

The Small-Cap Fund typically invests in smaller companies with market capitalization of less than $1 billion. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of small-cap companies.



<Page 9>

The Mid-Cap Fund typically invests in medium-sized companies with market capitalizations of $1 billion to $5 billion. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of mid-cap companies.

The Large-Cap Fund typically invests in large companies with market capitalizations in excess of $5 billion. Under normal market conditions, the Fund invests 65% of its total assets in common stocks of large-cap companies.

* Balanced Fund

The Balanced Fund seeks a favorable total rate of return through capital appreciation and current income consistent with preservation of capital derived from investing in a portfolio of equity and fixed income securities such as Corporate Bonds and U.S. Government Obligations.


The investment approach for the Balanced Fund combines the equity growth strategy (various market capitalizations) used for the Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund and the income strategy employed by the Intermediate Bond Fund, as discussed below.

The Balanced Fund may emphasize fixed income securities or equity securities or hold equal amounts of both, depending upon the Advisor's analysis of market, financial, and economic conditions. Under normal circumstances, the Fund invests at least 80% of its total assets in fixed income and equity securities. At least 25% of the Fund's assets invested in fixed income securities will consist of corporate bonds and debentures rated A or better, with an average maturity of 3 to 10 years and securities issued or guaranteed as to principal and interest by the U. S. Government and its agencies and instrumentalities. The Fund does not presently intend to invest more than 10% of its assets in securities rated below investment grade (commonly called "junk bonds") or, if unrated, determined by the Advisor to be of comparable credit quality.

* Intermediate Bond Fund

The Intermediate Bond Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities.

Under normal market conditions, the Intermediate Bond Fund invests at least 70% of the value of its total assets (taken at market value at the time of investment) in the following:

(1) Marketable straight-debt securities of domestic issuers and of foreign issuers payable in U. S. dollars, rated at the time of purchase within the three highest grades assigned by Moody's or by S&P;

(2) Securities issued or guaranteed by the full faith and credit of the U. S. Government or by its agencies or instrumentalities;

(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated A or better by Moody's or by S&P;

(4) Variable rate demand notes, if unrated, determined by the Advisor to be of credit quality comparable to the commercial paper in which the Fund may invest; or


<Page 10>

(5) Bank obligations, including repurchase agreements,* of banks having total assets in excess of $500 million.

Under normal market conditions, the Fund invests at least 65% of its total assets in bonds and debentures and at least 75% of its assets in securities with an average life of less than 15 years, and expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.



The Fund also may invest in other debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities), preferred stocks, and marketable common stocks that the Advisor considers likely to yield relatively high income in relation to cost. Equity securities acquired by conversion or exercise of a warrant will be sold by the fund as soon as possible. The Bond Fund will not invest more than 20% of its assets in debt securities rated below investment grade or, if unrated, determined by the Advisor to be of comparable credit quality.

Government Money Market Fund

The Government Money Market Fund seeks maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U. S. Government Securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U. S. Government Securities.

U. S. Government Securities in which the Fund is permitted to invest include:

(1) Securities issued by the U. S. Treasury such as bills, notes, bonds and other debt securities;

(2) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are backed by the full faith and credit guarantee of the U. S. Government;

(3) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are not backed by the full faith and credit guarantee of the U. S. Government; and

(4) Repurchase agreements for securities listed in (1), (2), and (3) above, regardless of the maturities of such underlying securities.

The Fund is a money market fund and follows procedures, described in the Statement of Additional Information, designed to stabilize its net asset value per share at $1.00. In order to help maintain the stable $1.00 net asset value, the average days to maturity of the securities can not be greater than 90 days.

*A repurchase agreement is a sale of securities to a Fund in which the seller
 (a bank or broker-dealer believed by the Advisor to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.


<Page 11>


INVESTMENT RISKS & CONSIDERATIONS

Investment Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The risks inherent in each Fund depends primarily upon the types of securities in the Fund's portfolio, as well as on market conditions. There is no guarantee that a Fund will achieve its objective. There is a risk that you could lose all or a portion of your investment in a Fund as a result of a steep, sudden and/or prolonged market decline.

The Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund are designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks.

The Balanced Fund is appropriate for long-term investors who can accept asset value fluctuations from interest rate changes and credit risks associated with fixed income investments and other risks associated with investments in common stocks.

The Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation (from interest rate changes) than that of a longer-term fund. However, the Fund has more net asset value fluctuation than with a shorter-term fund. The Fund is appropriate for investors who can accept the credit and others risks associated with securities (up to 20%) that are rated below investment grade. A longer-term bond fund will usually provide a higher yield than an intermediate term fund like the Intermediate Bond Fund; conversely, an intermediate-term fund usually has less net asset value fluctuation, although there can be no guarantee that this will be the case.

The Government Money Market Fund is designed for investors who seek income with minimum risk (including the risk of principal loss) other than the risk of changes in yield caused by fluctuation in prevailing levels of interest rates. Because the Government Money Market Fund's investment policy permits it to invest in U. S. Government Securities that are not backed by the full faith and credit of the U. S. Government, investment in that Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the
U. S. Government. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing U. S. Government agency or instrumentality since the Fund must look principally or solely to that entity for ultimate repayment. There can be no guarantee that the Government Money Market Fund will be able at all times to maintain its net asset value per share at $1.00.

Investment Considerations

Equity Securities. Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term and there is no guarantee ofcontinued long-term growth. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small- to mid-size companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.



<Page 12>


Debt Securities. Bonds and other debt instruments are methods for an issuer to borrow money from investors. Debt securities have varying levels of sensitivity to interest rate changes and varying degrees of quality. A decline in prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a Fund's net asset value, but not the income received by a Fund from its portfolio securities. (Because yields on debt securities available for purchase by a Fund vary over time, no specific yield on shares of a Fund can be assured.) In addition, if the bonds in a Fund's portfolio contain call, prepayment, or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due. Bonds and bond funds are also exposed to credit risks, which is the possibility that the issuer will default on its obligation to pay interest and/or principal.

"Investment grade" debt securities are those rated within the four highest ratings categories of Moody's or S&P or, if unrated, determined by the Advisor to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade bonds. Lower-rated debt securities (commonly called "junk bonds"), on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy; they are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. Convertible debt securities are frequently unrated or, if rated, are below investment grade. For more information, see discussion of debt securities in the Fund's Statement of Additional Information.

Short-Term Investment.  The Funds (other than the Government Money Market
Fund) may make short-term investments without limitation in periods when the Advisor determines that a temporary defensive position is warranted. Such investments may be in U. S. Government Securities of the type in which the Government Money Market Fund may invest; certificates of deposit, bankers' acceptances, and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U. S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and demand notes comparable in quality, in the Advisor's judgment, to commercial paper rated in the highest category.

Loans of Portfolio Securities. Subject to certain restrictions, the Balanced Fund and Intermediate Bond Fund may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.



<Page 13>

When-Issued and Delayed-Delivery Securities. The Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Advisor deems it advisable for investment reasons. The Government Money Market Fund may purchase securities on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. When a Fund commits to purchase securities on a when-issued or delayed-delivery basis, the Fund segregates assets to secure its ability to perform and to avoid the creation of leverage.

Repurchase Agreements. The Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund may enter into repurchase agreements. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Options and Futures. Consistent with their objectives, the Balanced Fund and Intermediate Bond Fund may each purchase and write both call options and put options on securities and on indexes and enter into interest rate and index futures contracts and options on such futures contracts (such put and call options, futures contracts, and options on futures contracts are referred to as "derivative products") in order to provide additional revenue or to hedge against changes in security prices or interest rates. The Fund may write a call or put option only if the option is covered. The Fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies. There are several risks associated with the use of derivative products. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when the Fund seeks to close out a derivative product position, these risks may become magnified. Because of these and other risks, successful use of derivative products depends on the Advisor's ability to correctly predict changes in the level and the direction of stock prices, interest rates, and other market factors; but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets. When either the Balanced Fund or Intermediate Bond Fund enter into a futures contract, it segregates assets to secure its ability to perform and to avoid the creation of leverage. For additional information, please refer to the Fund's Statement of Additional Information.

Portfolio Turnover.The Monetta Fund and Small-Cap Fund normally execute an above average amount of equity trading. Their annual portfolio turnover rates exceed 100%, and in some years may exceed 200%*. The Mid-Cap Fund, Large-Cap Fund, and Balanced Fund also have above average trading activity which results in the turnover rate to normally range between 100% to 200%. This increases brokerage commission expenses for the fund. To the extent that the trading results in a net realized gains, the shareholder will be taxed on the distributions.

*A portfolio turnover rate of 200% is equivalent to the Fund buying and selling all of the securities in its portfolio twice in the course of a year.


<PAGE 14>


INVESTMENT RESTRICTIONS

The Funds' investment restrictions, are detailed in the Statement of Additional Information. Investment objectives cannot be changed without shareholder approval.

MANAGEMENT

Management Of The Funds

The Board of Directors of the Fund, the Trustees of the Trust, Investment Advisor and the Funds management and administrative teams are instrumental in the management of the Funds.

Board of Directors

The Board of Directors of Monetta Fund and the Board of Trustees of the Trust oversees the management of the Funds and meets at least quarterly to review reports about fund operations. Although the Directors and Trustee do not manage the Funds, it has hired the Investment Advisor to do so.

At the recommendation of the Advisor, the Board approves the transfer agent, custodial bank and Distributor on an annual basis.

At least 40% of the Directors and Trustees are independent of the Funds' Investment Advisor.

Investment Advisor

The investment advisor is Monetta Financial Services, Incorporated. Subject to the overall authority of the respective Boards, the Advisor manages the business and investments of the Funds under investment advisory agreements. The Advisor is controlled by Robert S. Bacarella, the President and Founder of the Funds. The Advisor's address is 1776-A S. Naperville Road, Suite 100, Wheaton, IL 60187.


The Advisor receives a monthly fee from each Fund based on that Fund's average net assets, computed and accrued daily. The annual management fee rate paid to the Advisor by each Fund is: Monetta Fund 1.00%; Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund 0.75%; Balanced Fund 0.40%; Intermediate Bond Fund 0.35% and Government Money Market Fund 0.25%. Out of that fee, the Advisor pays for all the expenses to manage and operate the Fund except for transfer agent, custodial, brokerage expenses and fees and expenses of the independent Directors and Trustees. Legal counsel fees for the independent Directors are reviewed by the Board to determine if the expense is to be borne by the Funds or the Advisor. All such legal expenses incurred through December 31, 1999 were absorbed by the Advisor.

Investment Team

The Advisor manages each of the Funds through the use of co-managers. Mr. Robert S. Bacarella, Mr. Timothy Detloff and Mr. Gary Schaefer are the portfolio managers. Mr. Bacarella and Mr. Detloff co-manage the Monetta Fund, Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund. Mr Bacarella and Mr. Detloff and Mr. Schaefer co-manage the Balanced Fund. Mr. Bacarella and Mr. Schaefer co-manage the Intermediate Bond Fund and the Government Money Market Fund.


<Page 15>


Mr. Bacarella has been Chairman and CEO of the Advisor since October, 1996; Director since 1984; and President of the Advisor from 1984 to 1996 and April 1997 to present. He has served as the portfolio manager of the Monetta Fund and the Small-Cap Fund since they began operations; manager of the Mid-Cap Fund, Large-Cap Fund, Balanced Fund, Intermediate Bond Fund and Government Money Market Fund since November 8, 1996. Mr. Bacarella was Director - Pension Fund Investments for Borg-Warner Corporation until 1989. He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.

Mr. Detloff joined the Advisor in January 1996 as an Analyst. He has been manager of the Monetta Fund, Small-Cap Fund, Mid-Cap Fund, Large-Cap Fund and Balanced Fund since June 1998. Prior to joining the Advisor,
Mr. Detloff was an analyst for Amoco Corp. since 1987. He received his Bachelor's Degree in Accounting from Northern Illinois University and his MBA from the University of Illinois.

Mr. Schaefer became affiliated with the Advisor since June 1997.
He has been responsible for the management of the Intermediate Bond Fund, the Government Money Market Fund and the fixed income portion of the Balanced Fund since June 1997. Prior to becoming affiliated with the Advisor, Mr. Schaefer was Managing Director with Lehman Brothers since 1984. He has been involved in various aspects of the fixed income discipline since 1971. He has his Bachelor's Degree in Finance and his MBA from the University of Detroit.

OTHER INFORMATION

Although Monetta Fund, Inc. and Monetta Trust are separate legal entities, the Prospectus is issued on a combined base for convenience and to avoid redundancy.

Monetta Fund, the Trust and the Funds use "Monetta" in their names by license from the Advisor and would be required to stop using those names if Monetta Financial Services, Inc., ceases to be the Advisor. The Advisor has the right to use the name for other enterprises, including other investment companies.

Promotional Activities

From time to time, the Advisor to each of the Funds may undertake various promotional activities with the view to increasing the assets or the number of shareholder accounts of one or more of the Funds. Those activities may include the purchase by the Advisor on behalf of a new or current shareholder
of a Fund of additional shares of such Fund (matching contributions).   These
purchases would be paid for by the Advisor out of its own resources.

The Advisor seeks the best combination of net price and execution in selecting broker-dealers to execute portfolio transacations for the Funds. Subject to the overriding consideration and consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Advisor may consider sales of Fund shares, or recommendations that clients purchase Fund Shares, as a factor in the selection of broker-dealers to execute transactions for the Funds.



<Page 16>




Legal Proceedings

On February 26, 1998, the Securities and Exchange Commission issued an order instituting public administrative cease-and-desist proceedings entitled "In the Matter of Monetta Financial Services, Inc., et al." (File No. 3-9546) against Monetta Financial Services, Inc., Robert S. Bacarella, Richard D. Russo, William M. Valiant, and Paul W. Henry. The action alleges that the defendants violated Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and Section 206 of the Investment Advisors Act of 1940, because they failed to disclose that securities issued by third parties in initial public offerings in 1993 were allocated partly to Messrs. Russo, Valiant, and Henry, who were either Trustees or Directors of public-traded mutual funds advised by the Advisor, and partly to the mutual fund and other clients of Advisor. All the defendants contested the action and on March 27, 2000, the Securities and Exchange Commission issued an initial decision in these proceedings, finding that the defendants had violated the foregoing provisions, and that Mr. Henry had violated Section 17(j) of the Investment Company Act of 1940 and Rule 17j-1 thereunder by not timely reporting his initial public offering transactions, and ordering remedial sanctions, including cease and desist orders, censures, temporary suspensions and payment of civil money penalties. Monetta Financial Services, Inc., Mr. Bacarella and Mr. Russo are appealing this decision and all of the orders related to those defendants appealing are stayed pending outcome of the appeal. Mr.
Henry has been ordered suspended from association with any registered investment company for 30 days, to cease and desist from committing or causing violations of various provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, to disgorge $10,187.50 and pay prejudgement interest on this amount, and to pay a civil penalty of $10,000. The orders with respect to Mr. Henry became final on April 18, 2000. A copy of the initial decision is available on the Securities and Exchange Commission's website at http://www.sec.gov/enforce/alj/id162bpm.htm.

Initial Public Offering (IPO's) Disclosure

The Funds may participate in the IPO market and a portion of the Funds' returns may be attributable to its investments in IPO's. Investments in IPO's could have a magnified impact on a fund with a small asset base. There is no guarantee that as a funds' assets grow, it will continue to experience similar performance by investing in IPO's. IPO allocation among the Funds is based primarily on the portfolio managers discretion to participate in such IPO's and other investment considerations.

Soft Dollar Disclosure

Under Section 28(e) of the Securities Exchange Act of 1934, an advisor can redeem and make use of soft dollar trading credits to pay for research services, assuming "best execution" from the broker/dealer. The advisor uses soft dollar credits by trading primarily through electronic trading systems such as Instinet or Bridge (IOE) and credits are used to pay primarily for such research services as Bloomberg, First Call, O'Neil data base and daily pricing services. The advisor may use soft dollars from a fund's securities transactions to acquire research services or products that are not directly useful to that fund and that may be useful to the advisor in advising other funds within the same complex. To secure best execution, the advisor uses a combination of limit and/or market orders. For additional information on best execution, please see the SAI.

Distribution and Service Plan

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended with respect to each series. Each series of the Trust may compensate service organizations for their accounting, shareholder services and distribution services in



<Page 17>


amounts up to 0.25% of 1% for the Small-Cap Fund, Mid-Cap Fund, Large-Cap Fund, Balanced Fund and Intermediate Bond Fund and 0.10% of 1% for the Government Money Market Fund per annum of the values of accounts of Shareholders purchasing through such organiztions. Because these fees are paid out of each series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional on the Plan, please see the SAI.



<Page 18>



                     Monetta Family of Mutual Funds

                        Shareholder's Manual

This section provides you with:

  - Fund Reference Information                    21
    (Ticker Symbol, Fund Code)

  - How To Purchase Fund Shares                   24

  - How To Redeem Fund Shares                     25

  - Dividends, Distributions and Federal Taxes    28

  - How The Net Asset Value is Determined         29

  - Shareholder Services                          29

  - Tax-Sheltered Retirement Plans Available      30


The various account policies, procedures and services may be modified or discontinued without shareholder approval or prior notice.


<Page 19>







This page is left intentionally blank.



<Page 20>


FUND REFERENCE INFORMATION SUMMARY

                    FUND               FUND         LISTING     INCOME
ENTITY /FILE No     NAME               No.  TICKER  NAME        DIVIDEND

Monetta Fund, Inc.  Monetta            013  MONTX   Monetta     ANNUALLY
811-4466                                                         (IF ANY)

Monetta Trust:
811-7360            Small-Cap          045  MSCEX   SmCapEq     ANNUALLY
                                                                  (IF ANY)

                    Mid-Cap            040  MMCEX   MidCap      ANNUALLY
                                                                  (IF ANY)

                    Large-Cap          043  MLCEX   LgCapEq     ANNUALLY
                                                                  (IF ANY)

                    Balanced           044  MBALX   Balance     QUARTERLY

                    Intermediate Bond  041  MIBFX  (Not Listed) MONTHLY

                    Gov't Money Market 042  MONXX  (Not Listed) DAILY

Capital Gains Distriubtion, if any, are normally paid in November.

MINIMUM INVESTMENT:
Initial Investment:  $250
Subsequent Investments:  No Minimum
Automatic Investment Plan-Subsequent Investment:  $25


PLANS AVAILABLE:
Individual Retirement Accounts: Regular, Roth, Education, and Simple Profit Sharing, 401K and 403B


INTERNET SITE:
www.monetta.com



<Page 21>


                        SHAREHOLDER INFORMATION SUMMARY

Purchase of Fund Shares

                    New Account   Existing Account Exchange

* By Telephone:     N/A           With a bank      With telephone exchange
1-800-241-9772                    transfer*        privilege, you may exchange
8 a.m. to 7p.m.                   however, your    shares between Monetta
(Central Time)                    financial        accounts (minimum of $250,
                                  institution      $5.00 fee).
                                  must be an ACH
                                  member (minimum
                                  of $25).

* By Mail:          Enclose a     Enclose your     Enclosed written
c/o Firstar Mutual  signed and    check or money   instructions to exchange
Fund Services       completed     order with an    your shares between Monetta
P.O. Box 701        application   investment slip  accounts.
Milwaukee, WI       form with a   (see your
53201-0701          check or      current account
                    money order   statement) or a
                    payable to    signed letter
                    Monetta       indicating your
                    Funds.        name, address
                                  and account
                                  number.

* By Wire:          N/A           Deliver the      N/A
Call                              following wire
1-800-241-9772                    instructions to
for complete                      your bank:
instructions                      1.) Firstar Bank-
                                      Milwaukee N.A.
                                  2.) ABA No.
                                      0750-00022
                                  3.) Acct No.
                                      112-952-137
                                  4.) Fund Name
                                  5.) Your Name
                                  6.) Your Monetta
                                      Account No.



The above information is provided in summary form for your convenience, please refer to each respective section of this manual for details.


<Page 22>

                 SHAREHOLDER INFORMATION SUMMARY

Redemption of Shares

                 New Account  Existing Account   Exchange

* By Telephone:  N/A          With telephone     With telephone exchange
1-800-241-9772                redemption         privilege, you may exchange
8 a.m. to 7 p.m.              privilege, you     shares between Monetta accounts
(Central Time)                may redeem shares  (minimum of $250, $5.00 fee).
                              from your account.
                              The funds will be
                              sent directly to
                              you or a
                              designated
                              financial
                              institution.

                              With a bank
                              transfer, however,
                              your financial
                              institution must
                              be an ACH member
                              (minimum of $25).

* By Mail:       N/A          Enclose signed     Enclose written instructions to
c/o Firstar                   written            exchange your shares between
Mutual Fund                   instructions,      Monetta accounts.
Services                      including account
P.O. Box 701                  number, amount or
Milwaukee, WI                 number of shares
53201-0701                    (redemptions of
(Overnight                    $50,000 or more
Delivery)                     require a
615 E.                        signature
Michigan                      guarantee).
Street                        Checks written on
Milwaukee, WI                 the Gov't Money
53202                         Market Fund must
                              be at least $500
                              to a maximum of
                              $50,000.

* By Wire:       N/A          Available through  Available through pre-
                              pre-established    established broker dealer
                              broker dealer      agreements.
                              agreements.


<Page 23>

How to Purchase Shares

You may purchase shares of any of the Funds by telephone (if you have the ACH plan), by check, by wire (into an existing account only), or by exchange from your account into one of the other Monetta funds. Your initial investment in any of the Monetta Funds must be at least $250. There is no minimum additional investment amount. Each Fund has a minimum account balance of $250. If you are purchasing shares to be held by a tax-sheltered retirement plan sponsored by the Advisor, you must use special application forms which you can obtain by calling the Funds at 1-800-MONETTA. Your purchase order must be received by the Funds' Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated on that day. Orders received after the close will receive the next calculated net asset value. Initial purchases by an individual shareholder cannot be made by telephoning or faxing an application to the Funds or the Transfer Agent.

Purchase by Telephone - Existing Accounts Only

By using the Funds' telephone purchase option, you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received. Subsequent investments may be made by calling 1-800-241-9772. To have your Fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such a date. Most transfers are completed within one business day. If money is moved by ACH transfer, you will not be charged by the Funds for these services. The minimum amount that can be transferred by telephone is $25. The Funds reserve the right to modify or remove the ability to purchase shares by telephone at any time.

Purchase by Check

To purchase shares of a Fund by check, complete and sign the Share Purchase Application included in this Prospectus and return it, with a check or other negotiable bank draft made payable to MONETTA FUNDS. Applications will not be accepted unless accompanied by payment. Additional purchases by check may be made at any time by mailing a check payable to MONETTA FUNDS together with the detachable form from a prior account statement or a letter indicating the account number to which the subsequent purchase is to be credited and the name(s) of the registered owner(s).

Purchases must be made in U. S. dollars and checks must be drawn on U. S. banks. No cash or third-party checks will be accepted. If your order to purchase shares is canceled because your check does not clear, you will be responsible for a $20.00 return item fee and any resulting loss incurred by the Fund.

Purchase by Wire

Shares may also be purchased by wire transfer of funds into an existing account only. Before wiring funds, call the Transfer Agent at 1-800-241-9772 to ensure prompt and accurate handling of your account. Your bank may charge you a fee for sending the wire. The Funds will not be responsible for the consequences of any delays, including delays in the banking or Federal Reserve wire systems.


<Page 24>


Purchase by Exchange

You may purchase shares by exchange of shares from another Monetta existing account either by phone or by mail. Restrictions apply; please review the information under "How to Redeem Shares - By Exchange."

Purchase through Intermediates

You may also purchase (and redeem) shares through brokers, agents or other institutions (intermediaries) who have entered into selling agreements with the Fund's distributor. Investors may be charged a fee by the intermediary and may set their own initial and subsequent investment minimums. If you purchase shares through an intermediary, it will be responsible for promptly forwarding your order to the Fund's transfer agent. In some cases, the Funds and the Advisor may enter into arrangements with such intermediary by which a Fund may pay up to 0.25% of the value of shares purchased through that intermediary, to compensate it for distribution and other related services provided to those Funds Shareholders. Any payments by a Fund would be pursuant ot its Service and Distribution Plan. The Advisor, from its own resources, may pay additional amounts to such intermediaries to the extent not available through the Service and Distribution Plan.

Conditions of Purchase

The purchase order is considered to have been placed when it is received in proper form by the Transfer Agent or by an authorized sub-transfer agent.
Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Funds reserve the right not to accept any purchase order that it determines not to be in the best interest of the Fund or of a Fund's Shareholders. Election of the Telephone Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record instructions to purchase. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.
The Funds also reserve the right to waive or change the investment minimums for any reason. Monetta Fund and the Trust do not issue certificates for Fund shares because of the availability of the telephone exchange and redemption privileges.

How to Redeem Shares

Redemption for Cash

In Writing. You may redeem all or part of the shares in your account, without charge, by sending a written redemption request "in good order" to the Transfer Agent. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, indicating the Fund, the number of shares or dollar amount to be redeemed, and the shareholder's account number;

(2) The request must be signed by the shareholder(s) exactly as the shares are registered;

(3) The signature(s) on the written redemption request must be guaranteed if the shares to be redeemed have a value of $50,000 or more or the redemption proceeds are to be sent to an address other than your address of record.

(4) Corporations and associations must submit, with each request, a form of acceptable resolution; and

(5) Other supporting legal documents may be required from organizations, executors, administrators, Trustees, or others acting on accounts not registered in their names.

Shares may not be redeemed by facsimile.



<Page 25>


Signature Guarantee. The signature on your redemption request must be guaranteed if:
       -redemption proceeds are $50,000 or more
       -proceeds are to be mailed to an address other than your address of record
       -a change of address request has been received by the Fund or transfer agent within the last 15 days.

The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union, or other entity authorized by state law to guarantee signatures. A notary public may not guarantee signatures. The signature guarantee must appear on the written redemption request (the guarantor must use the phrase "signature guaranteed" and must include the name of the guarantor bank or firm and an authorized signature).

By Telephone. You may redeem shares having a value up to $50,000 by calling the Transfer Agent at 1-800-241-9772, if telephone redemption is available for your account. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Funds reserve the right to record all telephone redemption requests.

By ACH Transfer. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the purchase application. If money is moved by ACH transfer, you will not be charged by the Funds for these services. There is a $25 minimum per ACH transfer. Typically, funds are credited to your bank account within three business days.

Redemption by Exchange

By writing (without charge) to, or by telephoning (for a fee) the Transfer Agent, you may exchange all or any portion of your shares of any of the Monetta Funds for shares of another Fund offered by Monetta for sale in your state. A signed, properly completed Share Purchase Application must be on file. An exchange transaction is a sale and purchase of shares for Federal income tax purposes and may result in capital gain or loss. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described above and indicating the Fund to be purchased, except that a signature guarantee normally is not required.

To use the Telephone Exchange Privilege to exchange between your Monetta accounts in the amount of $250 or more, call 1-800-241-9772 before 3:00 p.m. Central time. The Funds' Transfer Agent imposes a charge (currently $5.00) for each Telephone Exchange. The general redemption policies apply to redemption of shares of Telephone Exchange. The Funds reserve the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons, or to terminate the Privilege in its entirety. Because such a step would be taken only if their respective Boards believe it would be in the best interests of the Funds, the Funds expect to provide Shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Funds were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange.


<Page 26>


Redemption by Checkwriting - Government Money Market Fund Only

An investor in the Government Money Market Fund may request on the Share Purchase Application that the Government Money Market Fund provide redemption checks drawn on the Fund. Checks may be in amounts of $500 up to $50,000. The shares redeemed by check will continue earning dividends until the check has cleared. Checks will not be returned. If selected on the Application Form, a book of 10 checks and 2 deposit forms will be sent to the shareholder. Additional checks and deposit forms will be sent to the shareholder, upon request, for a fee of $5.00 per book. This amount will be deducted from the shareholder's account. In order to establish this Checkwriting privilege after an account has been opened, the shareholder must send a written request to the Monetta Government Money Market Fund, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. A fee of $20 will be charged for each stop payment request. If there are insufficient shares in the shareholder's account to cover the amount of the redemption by check, the check will be returned marked "insufficient funds" and a fee of $20 will be charged to the shareholder's account. Because dividends on the Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result. The Checkwriting Privilege is only available to the Government Money Market Fund Shareholders. The Checkwriting Privilege is not available for IRAs or other retirement accounts.

Redemption Price

The redemption price will be the net asset value per share of the Fund next determined after receipt by the Transfer Agent of a redemption request in good order. This means that your redemption request (including a telephone exchange request) must be received in good order by the Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated that day. The principal value and return on your investment will fluctuate and on redemption your shares may be worth more or less than your original cost.

General Redemption Policies

You may not cancel or revoke your redemption request once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Funds if you have any question about requirements for a redemption before submitting your request. If you wish to redeem shares held by one of the tax-sheltered retirement plans sponsored by the Advisor, special procedures of those plans apply. See "Tax-Sheltered Retirement Plans." If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $12.00).

Your redemption request must be sent to the Transfer Agent. If a redemption request is sent directly to the Funds, it will be forwarded to the Transfer Agent and will receive the redemption price next calculated after receipt by the Transfer Agent. If you redeem shares through an investment dealer, the dealer will be responsible for promptly forwarding your request to the Fund's transfer agent. The Funds generally pay proceeds of a redemption no later than seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check, a Fund may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected.


<Page 27>


During periods of volatile economic and market conditions, you may have difficulty placing your redemption or exchange by telephone, which might delay implementation of the redemption or exchange. Use of the Telephone Redemption or Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record all instructions to redeem shares. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.

Because of the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account with a balance of less than $250 in share value. Prior to any such redemption, each Fund will give the shareholder thirty days' written notice during which time the shareholder may increase his investment to avoid having his shares redeemed. The $250 minimum balance will be waived if the account balance drops below the required minimum due to market erosion.

               Dividends, Distributions, and Federal Taxes

The Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund declare and pay income dividends, if any, at least annually. The Balanced Fund pays income dividends, if any, quarterly. The Intermediate Bond Fund declares and pays income dividends monthly. Income dividends of the Government Money Market Fund are declared daily and paid monthly. Capital gains, if any, are distributed by each Fund at least annually. Distributions of a Fund are automatically reinvested in additional shares of that Fund unless you elect payment in cash. Cash dividends can be sent to you by check or deposited directly into your bank account. Call the Transfer Agent at 1-800-241-9772 for more information and forms to sign up for direct deposit.

Each Fund reserves the right to reinvest the proceeds and future distributions in additional Fund shares at the current net asset value if checks mailed to you for distributions are returned as undeliverable or not presented for payment within six months.

Each Fund is a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and, thus, not be subject to Federal income taxes on amounts it distributes to Shareholders.

Each Fund will distribute all of its net income and gains to Shareholders. Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term gains, regardless of the length of time you have held your shares in a Fund. Distributions will be taxable to you whether received in cash or reinvested in shares of a Fund. You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you. If you purchase shares shortly before a record date for a distribution, you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for Federal income tax purposes, your original cost would continue as your tax basis.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold Federal income tax, currently at the rate of 31% ("backup withholding"), from dividend, capital gain, and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the Share Purchase Application, which you should complete and return when you make your initial investment.


<Page 28>



                      Determination of Net Asset Value

The purchase and redemption price of each Fund's shares is its net asset value per share. The net asset value of a share of each Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m. Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. This is referred to as "net asset value per share," which is determined as of the close of regular session trading at the New York Stock Exchange on each day on which that exchange is open for trading.

Valuation

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean of the latest bid and asked quotations. Each over-the-counter security for which the last sale price on the day of valuation is available from the Nasdaq National Market is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the mean of the latest bid and asked quotations. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the respective Boards, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Advisor based on quotations for comparable securities. Other assets and securities held by a Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

Valuation of the Government Money Market Fund

The Government Money Market Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the Fund's asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments; increasing, reducing, or suspending distributions; or redeeming shares in kind.

                            Shareholder Services

Reporting to Shareholders

You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by each Fund of which you are a Shareholder. You may elect to receive a combined statement for all Funds for which you are a shareholder. In addition, you will receive semi-annual and annual reports showing the portfolio holdings of each Fund and annual tax information. To eliminate unnecessary duplication and demonstrate respect for our environment, we will deliver a single copy of most financial reports and prospectuses to investors who share an address, even if the accounts are registered under diffirent names. Shareholders may request duplicate copies free of charge.


<Page 29>


Certain Account Changes

Investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan, or a change in the manner in which dividends are received may do so by calling the transfer agent at 1-800-241-9772.

Automatic Investment Plan

The Funds have an Automatic Investment Plan which permits an existing Shareholder to purchase additional shares of any Fund (minimum $25 per transaction) at regular intervals. Under the Automatic Investment Plan, shares are purchased by transferring funds from a Shareholder's checking, bank money market, NOW account, or savings account in an amount of $25 or more
designated by the Shareholder.   At your option, the account designated will
be debited and shares will be purchased on the date elected by the shareholder. Payroll deduction is available for certain qualifying employers; please call 1-800-MONETTA for further information. There must be a minimum of seven days between automatic purchases. If the date elected by the Shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete and sign Section G of the Shareholder Purchase Application included in this Prospectus and send it to the Transfer Agent. You may cancel this privilege or change the amount of purchase at any time by calling 1-800-241-9772 or by mailing instructions to the Transfer Agent. The change will be effective five business days following receipt of your notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $20.00 fee will be imposed by the Transfer Agent if sufficient funds are not available in the Shareholder's account at the time of the automatic transaction.

Systematic Exchange Plan

The Funds offer a Systematic Exchange Plan whereby a Shareholder may automatically exchange shares (in increments of $250 or more) of one Monetta fund into another on any day, either monthly or quarterly. For additional information and a Systematic Exchange Plan form, please call the Transfer Agent at 1-800-241-9772. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial advisor to determine the tax consequences of participation.

Systematic Withdrawal Plan

The Funds offer a Systematic Withdrawal Plan for Shareholders who own shares of any Fund worth at least $10,000 at current net asset value. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly). In electing to participate in the Systematic Withdrawal Plan, investors should realize that, within any given period, the appreciation of their investment in a particular Fund may not be as great as the amount withdrawn. A Shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying the Transfer Agent at 1-800-241-9772. The Systematic Withdrawal Plan does not apply to shares of any Fund held in Individual Retirement Accounts or defined contribution retirement plans. For additional information or to request an application, please call 1-800-241-9772.


<Page 30>



                       Tax-Sheltered Retirement Plans

The Advisor offers prototype tax-sheltered retirement plans for individuals, businesses, and nonprofit organizations. Please call 1-800-MONETTA for booklets describing the following programs and the forms needed to establish them:

Individual Retirement Accounts (IRAs) for employed individuals and their non-employed spouses.

Education IRA, providing tax-free earnings growth and tax-free withdrawals for certain higher education expenses (contributions not deductible).

Roth IRA, providing tax-free earnings growth and tax-free withdrawals with certain greater flexibility than Traditional IRAs (contributions not deductibles).

Money Purchase Pension and Profit Sharing Plans, including salary deferral (401(k)) plans, for self-employed individuals, partnerships, and corporations.

403(b) Retirement Plans for nonprofit organizations.

Savings Incentive Match Plans (Simple-IRAs) permitting employers to provide retirement benefits, including salary deferral, to their employees using IRAs and minimizing administration and reporting requirements.


<Page 31>





     (This page is left intentionally blank)



<Page 32>




                               FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through December 31st for each year shown (or for Funds with a performance history shorter than 5 years, through December 31st of each year shown). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Reports, which are available upon request and incorporated by reference into the SAI.

                               Monetta Fund

                           1999      1998     1997     1996     1995
Net asset value,
 beginning of period       $14.964   $17.274  $15.842  $15.591  $14.515

Income From Investment Operations

 Net investment income       0.075    (0.104)  (0.041)  (0.079)   0.029
 Net gains or losses on securities (both
  realized and unrealized)   7.672    (1.554)   4.223    0.330    4.075
Total from investment
 operations                  7.747    (1.658)   4.182    0.251    4.104

Less Distributions

 Dividends (from net investment
  income)                    0.000     0.000    0.000    0.000   (0.028)
 Distributions (from capital
  gains)                     0.000    (0.652)  (2.750)   0.000   (3.000)
 Return of Capital           0.000     0.000    0.000    0.000    0.000
Total distributions          0.000    (0.652)  (2.750)   0.000   (3.028)

Net asset value,
 end of period             $22.711    $14.964  $17.274 $15.842  $15.591

Total return                51.80%    (9.03)%   26.18%   1.60%   28.02%

Ratios/Supplemental Data

Net assets, end of period
 ($ millions)              $135.7      $124.7   $163.4   $211.5   $362.7
Ratio of expenses to
 average net assets          1.45%      1.36%    1.48%    1.38%    1.36%
Ratio of net investment income
 to average net assets       0.50%    (0.64)%  (0.24)%  (0.51)%    0.18%
Portfolio turnover rate     210.9%     107.5%    97.8%   204.8%   272.0%

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 33>


                                           Small-Cap
                                          Equity Fund

                                                                   2/1/97
                                                                   Through
                                          1999         1998        12/31/97
Net asset value, beginning of
period                                    $13.396      $13.900     $10.000

Income From Investment Operations

 Net investment income                     (0.264)      (0.272)     (0.148)
 Net gains or losses on securities (both
  realized and unrealized)                  8.699       (0.136)      4.878
Total from investment operations            8.435       (0.408)      4.730

Less Distributions

 Dividends (from net investment
  income)                                   0.000        0.000       0.000
 Distributions (from capital
  gains)                                    0.000       (0.096)     (0.830)
  Return of Capital                         0.000        0.000       0.000
Total distributions                         0.000       (0.096)     (0.830)

Net asset value, end of period            $21.831      $13.396     $13.900

Total return                               62.91%       (2.81)%     47.17%*

Ratios/Supplemental Data

Net assets, end of period ($ thousands)    $5,332       $3,980      $2,518
Ratio of expenses to average net assets     2.36%        2.39%       1.75%*
Ratio of net investment income
 to average net assets                     (1.82%)      (2.04)%     (1.13)%*
Portfolio turnover rate                    265.0%        200.4%      138.8%*


                                       Mid-Cap Equity Fund

                              1999     1998     1997        1996    1995
Net asset value, beginning of
 period                       $13.571  $14.975  $14.814     $11.962 $12.199

Income From Investment Operations

 Net investment income         (0.099)   0.022   (0.045)      0.044   0.059
 Net gains or losses on securities (both
  realized and unrealized)      7.225   (0.266)   4.296       2.852   2.874
Total from investment
 operations                     7.126   (0.244)   4.251       2.896   2.933

Less Distributions

 Dividends (from net investment
  income)                       0.000   (0.022)   0.000      (0.044) (0.050)
 Distributions (from capital
  gains)                       (0.342)  (1.138)  (4.090)      0.000  (3.120)
 Return of Capital              0.000    0.000    0.000       0.000   0.000
Total distributions            (0.342)  (1.160)  (4.090)     (0.044) (3.170)
Net asset value,
 end of period                $20.355  $13.571  $14.975     $14.814 $11.962

Total return                   53.39%   (0.85%)  29.14%      24.20%  24.54%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)                $19,458  $18,920  $21,908     $17,338 $14,216
Ratio of expenses
 to average net assets          1.25%    1.21%    1.26%       1.23%   1.25%
Ratio of net investment income
 to average net assets         (0.67%)   0.15%   (0.28%)      0.32%   0.44%
Portfolio turnover rate        170.4%   237.6%   137.8%       93.3%  254.4%

*Ratios and total return for the year of inception are not annualized.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.



<Page 34>


                                      Large-Cap
                                     Equity Fund
                                                                       9/1/95
                                                                       Through
                                     1999    1998      1997   1996     12/31/95
Net asset value, beginning of
 period                              $13.437 $13.359   $12.266 $10.571 $10.000

Income From Investment Operations

 Net investment income                (0.147) (0.068)   (0.007)  0.023   0.005
 Net gains or losses on securities (both
  realized and unrealized)             7.297   1.074     3.250   2.928   0.570
Total from investment operations       7.150   1.006     3.243   2.951   0.575

Less Distributions

 Dividends (from net investment
  income)                              0.000   0.000     0.000  (0.023) (0.004)
 Distributions (from capital
  gains)                              (0.525) (0.928)   (2.150) (1.233)  0.000
 Return of Capital                     0.000   0.000     0.000   0.000   0.000
Total distributions                   (0.525) (0.928)   (2.150) (1.256) (0.004)

Net asset value, end of period       $20.062 $13.437   $13.359 $12.266 $10.571

Total return                          53.98%   8.99%    26.64%  28.20%   5.74%*

Ratios/Supplemental Data

Net assets,
 end of period ($ thousands)          $9,298  $4,185    $4,265  $2,288  $1,072
Ratio of expenses to
 average net assets                    1.66%   1.86%     1.51%   1.51%   0.69%*
Ratio of net investment income
 to average net assets                (0.91%) (0.52%)   (0.05%)  0.31%   0.05%*
Portfolio turnover rate                81.4%  207.5%    123.2%  152.7%  38.2%*



                                           Balanced Fund
                                                                     9/1/95
                                                                     Through
                                  1999     1998     1997    1996     12/31/95
Net asset value, beginning of
 period                           $14.476  $14.078  $12.643 $10.605  $10.000

Income From Investment Operations

 Net investment income              0.239    0.290    0.264   0.132    0.009
 Net gains or losses on securities (both
  realized and unrealized)          3.741    0.838    2.398   2.598    0.602
Total from investment operations    3.980    1.128    2.662   2.730    0.611

Less Distributions

 Dividends (from net investment
  income)                          (0.265)  (0.286)  (0.224) (0.132)  (0.004)
 Distributions (from capital
  gains)                           (1.923)  (0.444)  (1.003) (0.560)  (0.002)
 Return of Capital                  0.000    0.000    0.000   0.000    0.000
Total distributions                (2.188)  (0.730)  (1.227) (0.692)  (0.006)

Net asset value, end of period    $16.268  $14.476  $14.078 $12.643  $10.605

Total return                       29.60%    8.59%   21.21%  25.94%    6.16%*

Ratios/Supplemental Data

Net assets,
 end of period ($ thousands)       $9,449  $14,489  $12,054  $2,336     $410
Ratio of Expenses
 to average net assets              0.95%    0.84%    1.02%   1.40%    0.91%*
Ratio of Net investment income
 to average net assets              1.55%    2.06%    1.88%   1.54%    0.08%*
Portfolio turnover rate             71.3%   127.7%   115.9%  117.8%    54.8%*

*Ratios and total return for the year of inception are not annualized.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 35>



                                 Intermediate Bond Fund

                             1999       1998       1997      1996      1995
Net asset value,
 beginning of period         $10.652    $10.445    $10.208   $10.244   $9.624

Income From Investment Operations

 Net investment income         0.602      0.592      0.599     0.612    0.655
 Net gains or losses on securities (both
  realized and unrealized)    (0.435)     0.269      0.278     0.019    0.740
Total from investment
operations                     0.167      0.861      0.877     0.631    1.395

Less Distributions

 Dividends (from net investment
  income)                     (0.565)    (0.577)    (0.592)   (0.612)  (0.655)
 Distributions (from capital
  gains)                      (0.010)    (0.077)    (0.048)   (0.055)  (0.120)
  Return of Capital            0.000      0.000      0.000     0.000    0.000
Total distributions           (0.575)    (0.654)    (0.640)   (0.667)  (0.775)

Net asset value,
end of period                $10.244    $10.652    $10.445   $10.208  $10.244

Total return                   1.60%      8.38%      8.91%     6.46%   14.84%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)               $19,873     $6,676     $3,933    $2,769   $3,589
Ratio of Expenses to average
 net assets- Gross (a)         0.74%      0.75%      0.87%     0.85%    0.75%
Ratio of Expenses to average
 net assets - Net              0.54%      0.55%      0.65%     0.55%    0.27%
Ratio of Net investment income
 to average net assets-Gross(a)5.58%      5.39%      5.60%     5.45%    5.46%
Ratio of Net investment income
 to average net assets-Net     5.78%      5.59%      5.82%     5.75%    5.94%
Portfolio turnover rate       115.2%      52.0%      96.7%     28.9%    75.1%




                                       Government Money Market Fund

                                 1999     1998     1997     1996    1995
Net asset value, beginning of
 period                          $1.000   $1.000   $1.000   $1.000  $1.000

Income From Investment Operations

 Net investment income            0.047    0.051    0.050    0.049   0.059
 Net gains or losses on
  securities (both
  realized and unrealized)        0.000    0.000    0.000    0.000   0.000
Total from investment operations  0.047    0.051    0.050    0.049   0.059

Less Distributions

 Dividends (from net investment
  income)                        (0.047)  (0.051)  (0.050)  (0.049) (0.059)
 Distributions (from capital
  gains)                          0.000    0.000    0.000    0.000   0.000
 Return of Capital                0.000    0.000    0.000    0.000   0.000
Total distributions              (0.047)  (0.051)  (0.050)  (0.049) (0.059)

Net asset value,
 end of period                   $1.000   $1.000   $1.000   $1.000  $1.000

Total return                      4.85%    5.24%    5.15%    5.06%   5.87%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)                   $3,700   $4,095   $4,464   $6,232  $4,393
Ratio of Expenses to
 average net assets - Gross (a)   0.70%    0.68%    0.76%    0.67%   0.59%
Ratio of Expenses to
 average net assets - Net         0.35%    0.32%    0.39%    0.31%   0.07%
Ratio of Net investment income
 to average net assets
 -Gross (a)                       4.36%    4.76%    4.65%    4.59%   5.17%
Ratio of Net investment income
 to average net assets-Net        4.71%    5.11%    5.02%    4.95%   5.69%
Portfolio turnover rate            N/A      N/A      N/A      N/A     N/A

(a) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 36>




(Inside back cover - blank)







ADDITIONAL INFORMATION                  Distributed By Funds Distributor, Inc.
*Annual and Semi-Annual Reports
*Statement of Additional Information

The Annual and Semi-Annual Reports contain more detailed information about the Funds' investment strategies and market conditions that significantly affected performance during the most recent fiscal year.

The Statement of Additional Information provides detailed information about the Funds and is incorporated by reference into this Prospectus, making the SAI a legal part of this Prospectus.

Information about the Funds, including these reports, can be obtained without charge (except where noted) upon request.

                  MONETTA                       SEC

*In Person        1776-A South Naperville Road  Public Reference Room
                  Suite 100                     Washington, D.C.
                  Wheaton, IL  60187-8133

*By Telephone     1-800-MONETTA                 1-800-SEC-0330
                  1-800-684-3416 (TDD)          (Location/Hours/Fees Only)


*By Mail          1776-A South Naperville Road  Public Reference Section
                  Suite 100                     Washington, D.C.  20549-6009
                  Wheaton, IL  60187-8133       (Payment of duplication fee
                                                required with request)

*By Internet:     http://www.monetta.com        http://www.sec.gov

INVESTMENT COMPANY ACT FILE NO:                 Monetta Fund 811-4466
                                                Monetta Trust 811-7360



Monetta Family of Mutual Funds
1776-A South Naperville Road, Suite 100
Wheaton, IL  60187-8133

                                        STATEMENT OF ADDITIONAL INFORMATION
                                                             APRIL 25, 2000


MONETTA FAMILY OF MUTUAL FUNDS
1776-A South Naperville Road Suite 100
Wheaton, IL 60187
(1-800-MONETTA)
WWW.MONETTA.COM


MONETTA FUND, INC.

MONETTA TRUST, INCLUDES THE FOLLOWING SERIES:

   MONETTA SMALL-CAP EQUITY FUND

   MONETTA MID-CAP EQUITY FUND

   MONETTA LARGE-CAP EQUITY FUND

   MONETTA BALANCED FUND

   MONETTA INTERMEDIATE BOND FUND

   MONETTA GOVERNMENT MONEY MARKET FUND



This Statement of Additional Information (SAI) is not a Prospectus, and should be read in conjunction with the Funds' Prospectus dated April 25, 2000, which is incorporated by reference into this SAI and maybe obtained from the Funds at the above phone number or address.

This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI and is also availabe, without charge, at the above phone number or address.

<Page 1>



TABLE OF CONTENTS                                               PAGE

  . THE FUNDS' HISTORY .........................................3
  . INFORMATION ABOUT THE FUNDS ................................3
      Investment Guidelines ....................................3
      Investment Strategies and Risks ..........................3
      Investment Restrictions ..................................8

 . DIRECTORS, TRUSTEES AND OFFICERS .............................11
 . SIGNIFICANT SHAREHOLDERS .....................................13
 . SERVICE PROVIDERS ............................................14
      Investment Advisor and Administrator. ....................14
      Distributor ..............................................15
      Transfer Agent and Custodian .............................15
      Legal Counsel ............................................15
      Independent Auditors .....................................15
 . 12b-1 PLAN ...................................................16
 . BROKERAGE ALLOCATION .........................................17
 . CAPITAL STOCK  ...............................................19
 . SHAREHOLDER SERVICES .........................................20
 . TAXATION OF THE FUNDS ........................................21
 . PERFORMANCE INFORMATION ......................................21
 . FINANCIAL STATEMENTS .........................................24
 . APPENDIX I - FIXED INCOME SECURITIES RATINGS .................24

<Page 2>

THE FUNDS' HISTORY

Monetta Fund, Inc. ("Fund" or the "registrant") is an open-end, diversified management investment company that was organized in 1985 as a Maryland corporation. The inception date of the Monetta Fund is 05/06/86.

Monetta Trust ("TRUST" or the "registrant") is also an open-end, diversified management investment company that was organized as a Massachusetts Trust in 1992. The following funds are each a series of Monetta Trust:

                                                             INCEPTION DATE
  Monetta Small-Cap Equity Fund                               02/01/97
  Monetta Mid-Cap Equity Fund                                 03/01/93
  Monetta Large-Cap Equity Fund                               09/01/95
  Monetta Balanced Fund                                       09/01/95
  Monetta Intermediate Bond Fund                              03/01/93
  Monetta Government Money Market Fund                        03/01/93


INFORMATION ABOUT THE FUNDS

INVESTMENT GUIDELINES

Each Fund's investment objectives, as stated in the Prospectus, differ principally in the types of securities selected for investment and the relative importance each Fund places on growth potential, current income and preservation of capital as considerations in selecting investments. Each Fund's investment objective is a fundamental policy, which may not be changed without the approval of a majority of the outstanding voting securities of that Fund. This means that the approval of the lesser of (i) 67% of the Fund's shares present at a meeting, if more than 50% of all of the shares outstanding are present or (ii) more than 50% of all of the Fund's outstanding shares is required.

Since each of the Funds are registered under The Investment Company Act of 1940 as diversified, open-ended investment companies, each Fund agrees that it will not own more than 5% of its total assets in a single issue security. This applies only to 75% of the total assets. That is to say that if it does own more than 5% of its total assets in individual securities, the total of those over 5% cannot exceed 25%.

Within the restrictions outlined here, and in the Prospectus, the Advisor has full discretion on the investment decision of the Funds.

INVESTMENT STRATEGIES AND RISKS

The following is a detailed description, along with associated risks, of the various securities that some or all of the Funds may invest in.

EQUITY SECURITIES
Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-sized companies tend to

<Page 3>

be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

DEBT SECURITIES

In pursuing its investment objective, each Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a Fund's net asset value but not the income received by a Fund from its portfolio securities.* In addition, if the bonds in a Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates these securities are likely to be redeemed and a Fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

CONVERTIBLE SECURITIES

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures, is redeemed or the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature and is generally referred to as its investment value. The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates.

However,  at  the same time, the convertible
security will be influenced by its conversion value, which is the market value of the underlying common stock that would be obtained upon conversion. Conversion value fluctuates directly with the price of the underlying common stock.


By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock, upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Advisor will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities purchased by a Fund are frequently rated investment grade. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities and may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities.


*Yields on debt securities available for purchase by a Fund vary over time, no specific yield on shares of a Fund can be assured.

<Page 4>

LENDING OF PORTFOLIO SECURITIES

Subject to certain restrictions (see section Information About The Funds), the Balance Fund and the Intermediate Bond Fund may lend their portfolio securities
to broker-dealers  and  banks.   Any such loan must be continuously secured by
collateral in cash or cash equivalents, maintained on a current basis, in an amount at least equal to the market value of the securities loaned by these
funds.   These  funds  would  continue to receive  the  equivalent  of  the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or
a percentage of the collateral.   These  funds would have the right to call
the loan and obtain the securities loaned at any time on notice of not more than five business days. These funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Advisor's judgment, a material event requiring a Shareholder's vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, these funds could experience delays in liquidating the loan collateral and/or recovering the loaned securities and losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while seeking to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for 30 days or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Advisor deems it advisable for investment reasons. At the time a fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis, assets of the fund having a market value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.


REPURCHASE AGREEMENTS

A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Advisor to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience delays in both liquidating the underlying securities and losses, including the possible decline in the value of the collateral during the period while seeking to enforce its rights thereto, possible below-normal levels of income and lack of access to income during this period and expenses of enforcing its rights.

OPTIONS ON SECURITIES AND INDICES

The Balanced Fund and the Intermediate Bond Fund may purchase and sell put and call options on securities and indices, enter into interest rate and index futures contracts and options on futures contracts.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call), or sell to (put), the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option

<Page 5>

on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specific multiplier for the index option. (An index is designed to reflect specific facets of a particular financail or securities market, a specific group of financial instruments or securities or certain economic indicators.)

A fund will write call options and put options only if they are "covered." This means, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets having a value at least equal to that amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a fund expires, the fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, the fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund elects to do so. A capital gain or loss will be realized from a closing purchase transaction if the cost of the closing option is less or more than the premium received from writing the option. If the premium received from a closing sale transaction is more or less than the premium paid to purchase the option, the fund will realize a capital gain or loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a fund is an asset of the fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a fund, the fund would not be able to close out the option. If restrictions on exercise of options were imposed, a fund might be unable to exercise an option it had purchased.

<Page 6>

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A fund may use interest rate futures contracts, index futures contracts and options on such futures contracts. An interest rate, index or option on a futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indices (including, but not limited to, the S&P 500 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to U. S. Treasury bonds, U. S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional types of futures contracts will be developed and traded.

A fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices, as discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A fund may use futures contracts to hedge against, or increase its exposure to, fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a fund's securities or the price of the securities that a fund intends to purchase. Although other techniques may be used to reduce or increase a fund's exposure to stock price, interest rate and currency fluctuations, a fund may be able to achieve its desired exposure more efficiently and cost effectively by using futures contracts and futures options.

A fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, Board of Trade or similar entity or quoted on an automated quotation system. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure desired. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. In the case of index futures contracts, for example, the composition of the index including the issuers and the weighting of each issue, may differ from the composition of a fund's portfolio. In the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the daily limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

<Page 7>

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or futures option position. A fund may be exposed to possible loss on a position during such an interval and would continue to be required to meet margin requirements until the position was closed. In addition, many of the types of contracts discussed above are relatively new instruments with no significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

INVESTMENT RESTRICTIONS

The MONETTA FUND operates under the following investment restrictions:

1)  The Fund will not issue any senior securities;

2) The Fund will not (i) sell securities short (unless the Fund owns an equal amount of such securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities), (ii) purchase securities on margin or
    (iii) write put and call options;

3) The Fund will not borrow money in excess of 5% of the value of its total assets, or pledge, mortgage or hypothecate its assets, at market value, to an extent greater than 10% of the Fund's total assets at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes);

4) The Fund will not invest more than 5% of its total assets in the securities of any one issuer (this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

5) The Fund will not purchase the securities of companies in a particular industry if, thereafter, more than 25% of the Fund's total assets would consist of securities issued by companies in that industry (this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

6) The Fund will not acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

7) The Fund will not purchase the securities of any other investment company;

8) The Fund will not purchase securities of any company with less than 3 years continuous operation (including that of any predecessor companies) if such purchase would cause the Fund's investments in all such companies, taken at cost, to exceed 5% of the value of the Fund's total assets;

9) The Fund will not purchase or retain the securities of any issuer if the Officers and Directors of the Fund, or its Advisor, own individually more than 1/2 of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

10) The Fund will not act as securities underwriter, except to the extent necessary in connection with the disposition of Fund shares, or invest in real estate (although it may purchase shares of a real estate investment trust) or invest in commodities, commodities contracts, or financial futures contracts;

11) The Fund will not invest in companies for the purpose of exercising control or management of such company;

12) The Fund will not invest in securities commonly referred to as "restricted securities" which are required to be registered under the Securities Act of 1933 before the securities can be resold to the public;

<Page 8>

13) The Fund will not invest in repurchase agreements which mature in more than seven days;

14) The Fund will not purchase shares which are not readily marketable;

15) The Fund will not make loans other than in accordance with the Fund's investment objectives, including the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities.

Each of the restrictions noted above is "fundamental" which means that it cannot be changed without the approval of a majority of the Fund's outstanding voting securities.

THE TRUST AND EACH OF ITS SERIES OF FUNDS operate under the following investment restrictions:

1) The Funds, except for the Government Money Market Fund, may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of a Fund's total assets, except that this restriction does not apply to U.S. Government Securities;

    For the Government Money Market Fund, the fund may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except that this restriction does not apply to (i) U.S. Government Securities or (ii) repurchase agreements;

2) The Funds may not acquire securities of any one issuer, that at the time of investment, represent more than 10% of the outstanding voting securities of the issuer;

3) The Funds may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. Government Securities or, for the Government Money Market Fund, to repurchase agreements;

4) The Funds may not make loans, but this restriction shall not prevent the funds from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan*);

    For the Government Money Market Fund, the above restriction shall not prevent the Fund from purchasing U.S. Government Securities or entering into repurchase agreements;

5) The Funds may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the Fund will not purchase additional securities when its borrowings exceed 5% of total assets;

    For the Balanced Fund and the Intermediate Bond Fund only, the funds may not borrow money in connection with transactions for options, futures and options on futures;

6) The Funds may not underwrite the distribution of securities of other issuers except insofar as it maybe deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale;**

7) The Funds may not purchase and sell real estate or interests in real estate, although the funds may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8) The Funds may not purchase and sell commodities or commodity contracts, except futures and options on futures;

<Page 9>

    For the Balanced Fund and the Intermediate Bond Fund, these Funds may not enter into any futures and options on futures;

9) The Funds may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures;

    For the Balanced Fund and the Intermediate Bond Fund, these Funds may not make margin purchase of securities for contracts on option, futures and options on futures;

10) The Funds may not sell securities short or maintain a short position, except securities that the Fund owns or has the right to acquire without payment of additional consideration;

11) The Funds may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Each of the above-noted restrictions are "fundamental."   In  addition,  the
Small-Cap  Fund,  Mid-Cap Fund, Large-Cap Fund, Balanced Fund, Intermediate
Bond Fund and Government  Money   Market  Fund  are  subject to a number of
restrictions that may be changed by the Board of Trustees of the Trust without Shareholders' approval. Under these non-fundamental restrictions, a fund may not:

1) Invest in companies for the purpose of management or the exercise of control;

2) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation, including any predecessors;

3) Acquire securities of other registered investment companies, except in compliance with the Investment Company Act of 1940 and any applicable state laws;

4) Invest more than 10% of its net assets (valued at the time of such investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

*Although they have the power to do so, the Balanced Fund and the Intermediate
 Bond Fund do not intend to lend portfolio securities.
**The Funds do not currently intend to invest in restricted securities.

<Page 10>

DIRECTORS, TRUSTEES AND OFFICERS

The following table lists the Board of Directors of the Monetta Fund and Trustees of the Monetta Trust.

The individuals marked by an asterisk (*) are considered interested persons (as defined in the Investment Company Act of 1940) as a result of their affiliation with various entities, including the Monetta Fund, the Advisor and the Monetta Trust.

The address for each Board member and Trustee listed below is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60187.

                             Position(s)Position(s)
                               Held       Held      Principal Occupations
NAME                   AGE   With Fund  With Trust  and Other Affiliations
Robert S. Bacarella*    50   Director   Trustee     Chairman, Chief Executive
                               and        and       Officer, and  President of
                             President  President   MFSI since April 1997;
                                                    Chairman and Chief
                                                    Executive Officer of
                                                    MFSI, October 1, 1996,
                                                    to April 1997; President,
                                                    September 1996; Director,
                                                    MFSI, since 1984; Secretary,
                                                    Treasurer, and Director,
                                                    MIS LLC., (formerly Monetta
                                                    Brokerage,Inc.), 1987 to
                                                    1999; President and
                                                    Director, Fund since 1985;
                                                    President and Trustee,
                                                    Trust since 1993.

John W. Bakos*          52   Director   Trustee     Division Placement
                                                    Manager, Sears, Roebuck &
                                                    Co., since 1969; Director
                                                    and Vice President, MFSI,
                                                    1984 to 1991.


John L. Guy Jr.         47   Director   Trustee     President, First Union
                                                    Small Business Capital
                                                    since Nov. 1999;
                                                    President, Heller Small
                                                    Business Lending Corp.
                                                    (formerly Heller First
                                                    Capital Corp.), May 1995
                                                    to Nov. 1999; Senior Vice
                                                    President and Treasurer,
                                                    Heller Financial Inc.,
                                                    (August 1992 to May 1995);
                                                    Senior Vice President,
                                                    Director Internal Audit
                                                    (November 1989 to August
                                                    1992).

Mark F. Ogan            57   Director   Trustee     President, DuPage Capital
                                                    Management, Ltd., since
                                                    1995; President and
                                                    Secretary Salida Corp.
                                                    (formerly Pollenex Corp.),
                                                    February 1993 to April 1995.



<Page 11>


Paul W. Henry*          57   Director     N/A      SPR, Inc., Project Manager
                                                   Computer Systems, since June
                                                   1997; Manager, Financial
                                                   Systems, Signature Group
                                                   (Telemarketing),1994 to 1997;
                                                   Manager, Computer Systems,
                                                   Baah International (Computer
                                                   Software), December 1993 to
                                                   June 1994; Manager, Special
                                                   Projects, Waste Management,
                                                   Inc. (waste collection of
                                                   hazardous and chemical
                                                   waste materials),April 1987
                                                   to December 1993; Director
                                                   MFSI, 1984 to 1996, Vice
                                                   President, MFSI,
                                                   1984 to 1991.

William M. Valiant      74   N/A        Trustee    Director,  MFSI,  February
                                                   1991 to 1997; Director, MIS,
                                                   1988 to 1997; Vice President
                                                   and Treasurer, Borg-Warner
                                                   Corporation, retired,
                                                   July 1990.

William R. Bacarella    48   Vice       Vice       Vice President-Marketing
                             Pres.      Pres.      MFSI since Dec. 1999;
                                                   Vice Pres., Fund and Trust,
                                                   since May 1997; President,
                                                   MIS LLC (formerly Monetta
                                                   Brokerage, Inc.), June 1995
                                                   to Nov. 1999.

Maria Cesario DeNicolo* 50   CFO        CFO        Chief Financial Officer,
                             Treasurer  Treasurer  MFSI, since May 1997;
                             and        and        Secretary, MFSI, since
                             Secretary  Secretary  October 1996; Treasurer,
                                                   MFSI, since February 1994;
                                                   Controller, MFSI, since June
                                                   1992; Secretary, Trust, since
                                                   1993; Treasurer, Trust,
                                                   since 1994; Treasurer,
                                                   Fund, since 1993; Chief
                                                   Chief Financial Officer,
                                                   MIS LLC,(formerly Monetta
                                                   Brokerage,Inc.), 1995 to
                                                   1999; Sole proprietor,
                                                   Cesario DeNicolo CPA
                                                   and Associates, May 1990
                                                   to June 1993.

Christina M. Curtis     37   Asst.      Asst.     Asst. Secretary, Fund and
                             Secretary  Secretary Trust since November, 1998;
                                                  Asst. Secretary, MFSI
                                                  since Octoer 1996.



Mr. Bacarella and Mr. Bakos serve as members of the Executive Committee of the Monetta Fund and Monetta Trust. The Executive Committee, which meet between regular meetings of the respective Boards, are authorized to exercise all of the Boards' powers.

None of the Directors or Trustees received or accrued any compensation such as Pension or Retirement Benefits.



<Page 12>

The following table sets forth compensation paid by the Monetta Fund and the Monetta Trust to their respective Directors and Trustees during the year ended December 31, 1999:



                                                    Pension or
                                                    Retirement   Total Compen-
                                                    Benefits     sation From
                          Aggregate    Aggregate    Accrued As   Fund Complex
                          Compensation Compensation Part of Fund Paid to
Name of Person, Position  From Fund    From Trust   Expenses     Directors

Robert S. Bacarella,
 Pres., Dir./Trustee(1)   $N/A         $N/A         $0           $N/A
John W. Bakos,Director(1) 750          750          0            1,500
John L. Guy, Jr.,
 Director/Trustee         2,250        2,250        0            4,500
Paul W. Henry,Director(1) 1,000        N/A          0            1,000
Mark F. Ogan,
 Director/Trustee         2,250        2,250        0            4,500
William Valiant,Trustee   N/A          2,000        0            2,000

   (1) Directors and/or Trustees who are interested persons, including all employees of MFSI, receive no compensation from the Fund or the Trust. Compensation reflected above is for the period of January through December, 1999 and was paid by the Advisor.

   (2) The Monetta Fund Complex consists of the Monetta Fund, Inc. and the series of funds of the Monetta Trust. Neither the Monetta Fund nor the Monetta Trust offers any retirement or deferred compensation benefits to the members of the Boards of Directors.

SIGNIFICANT SHAREHOLDERS

At March 31, 2000, the Advisor and the Directors and Officers of the Monetta Fund, as a group, owned 53,951 shares which represents less than 1% of the issued and outstanding shares of common stock of the Monetta Fund. In addition, the Funds are unaware of any shareholders, beneficial or of record, who owned more than 5% of a Fund's outstanding shares as of that date.

Shares of the Trust owned by the Advisor, Trustees and Officers, as of March 31, 2000, were as follows:


                                                              Advisor,
                                  Advisor                Trustees & Officers
                            Shares   % of Funds          Shares   % of Funds
Small-Cap Fund                18,092     7.70%             58,908    25.07%
Mid-Cap Fund                  2,956      0.31%             62,250    6.61%
Large-Cap Fund                7,629      1.72%             19,811    4.47%
Balanced Fund                 45,802     7.60%             117,476   19.49%
Intermediate Bond Fund        19,353     0.93%             69,232    3.31%
Government Money Market Fund  81,130     1.89%             185,063   4.31%

The share ownership for the Trustees and Officers as a group includes the following shares owned by the Advisor over which Mr. Bacarella exercises voting control: 18,092 shares of the Small-Cap Fund; 2,956 shares of Mid-Cap Fund, 7,629 shares of the Large-Cap Fund; 45,802 shares of the Balanced Fund; 19,353 shares of the Intermediate Bond Fund; and 81,130 shares of the Government
Money Market Fund. The share ownership for the Trustees and Officers as a group does includes the following shares held in a 401(k) Plan for the employees of MFSI for which Mr. Bacarella is the Trustee of the plan and has voting control: 1,856 shares of the Small-Cap Fund; 14,673 shares of the Mid-Cap Fund; 3,591 shares of the Large-Cap Fund; 5,430 shares of the Balanced Fund;
692 shares of the Intermediate Bond Fund; and 44,235 shares of the Government Money Market Fund.

Ownership of a significant percentage of the outstanding shares of the Small-Cap Fund and the Balanced Fund reduces the number of other shares that must be voted in accordance with the Advisor's vote to



<Page 13>


approve or disapprove any proposal requiring the approval of the Shareholders of the Trust or of the Funds.

SERVICE PROVIDERS

The  Funds  utilize  the  services  of  various  providers to conduct the daily activities of the Funds. Each of the service providers described below fulfills a specific function and is necessary to ensure the efficient operation to the Funds.

INVESTMENT ADVISOR AND ADMINISTRATOR

The investment advisor and administrator for the Monetta Fund and Monetta Trust
is  Monetta  Financial  Services, Inc., ("MFSI").   Under  separate  Investment
Advisory Agreements, dated November 10, 1988 and February 1, 1997 respectively, the Advisor provides various services to the Monetta Fund and Monetta Trust. A description of the responsibilities of the Advisor appears in the "Management" section of the Prospectus.

Robert S. Bacarella owns 76.7% of the outstanding voting stock of the Advisor. Paul W. Henry and John W. Bakos each own 2.2% of the outstanding voting stock of the Advisor and Maria C. De Nicolo owns 1.1%.

For the services provided to the Funds, the advisor is paid a monthly fee based on a percentage of the average net assets of each Fund. Investment management fees paid by each Fund, for the fiscal years ended December 31, 1999, 1998 and 1997, are as follows:

                                       INVESTMENT MANAGEMENT FEES

FUND                              1999        1998          1997
Monetta Fund                      $1,042,862  $1,447,513    $1,664,886
Monetta Trust-
   Mid-Cap Fund                      121,868     155,677       153,402
   Small-Cap Fund                     26,028      25,563         6,627
   Large-Cap Fund                     46,642      30,387        28,120
   Balanced Fund                      37,454      58,089        33,561
   Intermediate Bond Fund             44,893      16,513        11,485
   Government Money Market Fund       10,257      11,772        13,868

Investment management fees waived for the Intermediate Bond Fund and the Government Money Market Fund, for the fiscal years ended December 31, 1999, 1998 and 1997, are as follows:


                                        __________Waived Fees___________
FUND                                    1999         1998          1997
Intermediate Bond Fund                  $25,653      $9,430       $6,929
Government Money Market Fund             10,257      11,772       13,868

In addition, custodian and transfer agent charges of $175, $330 and $1,235,for the fiscal years ended December 31, 1999, 1998 and 1997, respectively, were absorbed by the Advisor for the Government Money Market Fund.


<Page 14>


DISTRIBUTOR

The shares of each Fund are offered for sale on a continuous basis through Funds Distributor, Inc., ("Distributor"), a registered broker-dealer, pursuant to written Distribution Agreements with the Monetta Fund and the Monetta Trust. Those agreements continue from year to year, provided such continuance is approved annually (i) by a majority of the Board members or by a majority of the outstanding voting securities of each Fund and (ii) by a majority of the Board members who are not parties to the Agreements or interested persons of any such party. There are no sales commissions or charges directly to shareholders of the Funds. The fees and expenses of the Distributor are paid (i) by each Fund Series of the Monetta Trust to the extent available within the limits of the Distribution and Service Plan (12b-1 plan) and (ii) to the extent Fund assets are not available under the Plan, by the Advisor.

For the Monetta Fund, the Advisor pays all the fees and expenses of the Distributor.

As agent, the Distributor offers shares of each Fund to investors at net asset value, without sales commissions or other sales load. The Distributor offers the Funds' shares only on a best-efforts basis.

The Distributor's principal business location is 60 State Street, Suite 1300, Boston, MA 02109.

TRANSFER AGENT AND CUSTODIAN

Firstar Mutual Funds Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, acts as the transfer agent and Firstar Bank, Milwaukee, N.A. (same location) is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase from or sell securities to the custodian.

LEGAL COUNSEL

The legal counsel for the Monetta Fund and the Monetta Trust is Sonnenschein Nath & Rosenthal, 8000 Sears Towers, Chicago, Illinois 60606.

INDEPENDENT AUDITORS

The  independent auditors for the Funds are KPMG LLP,  303  East
Wacker Drive, Chicago, Illinois 60601. The independent auditors report on the Funds' annual financial statements, review certain regulatory reports and the Fund's income tax returns and perform other professional accounting, auditing, tax and business advisory services when engaged to do so by the Funds.


<Page 15>


RULE 12B-1 PLAN

Effective  February  1, 1997, the  Monetta   Trust  adopted  a  Service  and
Distribution  Plan  ("12b-1  Plan") pursuant  to Rule  12b-1  under  the  1940
Investment Company Act. The maximum aggregate amount a fund may pay for service fees and other distribution related expenses, as a percentage of the Fund's average net assets, is as follows:

FUND                              % OF COMPENSATION
Small-Cap Fund                               .0025%
Mid-Cap Fund                                 .0025%
Large-Cap Fund                               .0025%
Balanced Fund                                .0025%
Intermediate Bond Fund                       .0025%
Government Money Market Fund                 .0010%

Any excess fees and or expenses incurred, for such service and distribution activities, may be paid directly by the Advisor.

The principal types of activities, for which 12b-1 payments have been made and/or incurred, for the Monetta Trust, during the fiscal year ended December 31, 1999, are as follows:

                                   Small-Cap Mid-Cap Large-Cap Balance Bond
                                   Fund      Fund    Fund      Fund    Fund

Advertising                        $0        $16,873 $0        $0      $0
Printing and mailing
 of Prospectus to other
 than current shareholders         0         0       0         0       0
Compensation to personnel          0         0       0         0       0
Compensation to Broker-Dealers     3,458     6,104   3,206     9,549   27,544
Compensation to Sales Personnel    0         0       0         0       0
Other-State registration
 filing fees                       385       7,070   6,676     8,194   242
Other-Distributor charges          0         4,911   0         0       0

The 12b-1 Plan will continue in effect only so long as it is approved, at least annually, and any material amendment or agreement related thereto is approved by the Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement related to the 12b-1 Plan ("Qualified Trustees") acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of a Fund.

It is the opinion of the Board of Trustees that the 12b-1 Plan is necessary to maintain a flow of subscriptions to offset redemptions and to encourage sales
of  shares  to  permit  the  Funds  to  reach   an  economically  viable  size.
Redemptions  of  mutual fund shares are inevitable.   If  redemptions  are not
offset by subscriptions, a fund shrinks in size and its ability to maintain quality Shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to the orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by
maintaining the viability of a  fund.   Additional
benefits may accrue from net sales  of  shares relative to portfolio
management  and  increased  shareholder servicing capability.   Increased
assets enable a fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder's inquiries and needs.


<Page 16>


BROKERAGE ALLOCATION

The Advisor has discretion to select brokers, dealers and market, to execute
portfolio  transactions.   The  main  objective  is  to  seek the best
combination of net price and execution for the Funds. When executing transactions for the Funds, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

All securities transactions, of the Intermediate Bond Fund and the Government Money Market Fund, in 1999, 1998 and 1997, respectively, were executed on a principal basis. That is to say, a mark-up or mark-down was taken by the broker rather than charge a separate commission.

In  selecting  brokers  or  dealers to execute particular transactions  and  in evaluating  the  best  net  price  and  execution  available,  the  Advisor  is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations (specifically the quotations necessary to determine the Funds' asset values) and other information provided to the Funds or the Advisor. The Advisor is also authorized to cause the Funds to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. It is possible that certain of the services received by the Advisor attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Advisor.

In valuing research services, the Advisor makes a judgment of the usefulness of research and other information provided by a broker to the Advisor in managing the Funds' investment portfolios. In some cases, such information, including data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. In general, however, the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects useful to the Advisor in advising the Funds.

The Advisor is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by the Funds. However, the respective Boards recognize that it is important for the Advisor, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. In compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Advisor in providing management services to the Funds is not determinable. In addition, it is understood by the respective Boards that other clients of the Advisor might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Advisor in performing services for others.

Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Advisor, it may develop that the same investment decision is made for a Fund and one or more other advisory clients. If a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

MFSI and its affiliates, Officers, Directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities or derivatives of companies held, purchased or sold by individual clients or the funds. MFSI has adopted guidelines to avoid any conflict of interest between the interests of


<Page 17>


Monetta Trust, Monetta Fund, individually  managed  accounts, affiliates, Officers, Directors and employees. In any situation where the potential for conflict exists, transactions for the Funds and individual clients take precedence over any Advisor or affiliate transactions. Guidelines include a restriction on trading in any security which the Advisor knows, or has reason to believe, is being purchased or sold or considered for purchase or sale by a mutual fund or individual client until these transactions have been completed or considered abandoned. Initial public offerings are allocated only to the Advisor's mutual fund clients.

The Board of Directors of Monetta Fund and the Board of Trustees of the Monetta Trust have each determined that portfolio brokerage transactions for their respective Funds may be executed through MIS if, in the judgment of the Advisor, the use of MIS is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transaction, MIS charges the Fund commission rates consistent with those charged by MIS to comparable unaffiliated customers in similar transactions. The Board of Directors of Monetta Fund and Monetta Trust, including a majority of the Directors and Trustees who are not "interested" Directors and Trustees, have each adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to MIS are consistent with the foregoing standard. The Funds will not affect principal transactions with MIS.

For the fiscal years ended December 31, 1999, 1998 and 1997, aggregate brokerage commissions of each Fund were as follows:

FUND                           1999              1998                1997
Monetta Fund                   $717,850          $561,819            $418,742
Monetta Trust-
    Small-Cap Fund               30,190            19,865               8,172
    Mid-Cap Fund                 76,310           173,989              78,449
    Large-Cap Fund                8,776            20,956              10,537
    Balanced Fund                13,127            48,918              24,205

Of the aggregate broker commissions paid by the Funds for the fiscal years ended December 31, 1999, 1998 and 1997, the following amounts were paid to MIS:

                         1999          1998         1997
                      COMMISSIONS   COMMISSIONS  COMMISSIONS
                              % OF         %OF           % OF
                      AMOUNT  TOTAL AMOUNT TOTAL AMOUNT  TOTAL
Monetta Fund          $  660   .1%  $22,650 4.0%  $7,750  1.9%
Monetta Trust-
    Small-Cap Fund         0   .0%      800 4.0%       0  0.0%
    Mid-Cap Fund       4,725  6.2%   16,200 9.3%     750  1.0%
    Large-Cap Fund         0   .0%      900 4.3%      50  0.5%
    Balanced Fund        200  1.5%    4,530 9.3%     100  0.4%


<Page 18>

CAPITAL STOCK AND OTHER SECURITIES

 .  MONETTA FUND

The Fund has one class of capital stock, $0.01 par value. Each full share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund (fractional shares have the same rights, proportionally, as full shares). Fund shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. The obligations and liabilities associated with ownership, or shares, in the Fund are limited to the extent of the shareholder's investment in the Fund. Voting rights are non-cumulative so that the holders of more than 50% of the shares voting in any election may, if they so choose, to elect all of the Directors of the Fund.

 . MONETTA TRUST

Under the terms of the Trust's agreement and Declaration of Trust ("Declaration of Trust"), the Trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the Trustees. All shares issued are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Each Fund's shares are entitled to participate pro-rata in any dividends and other distributions declared by the Board of Trustees with respect to shares of that Fund. All shares of a Fund have equal rights in the event of liquidation of that Fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees and Officers of the Trust for acts or obligations, of any Fund, which are binding only on the assets and property of that Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust of the Board of Trustees. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations. The risk of a particular Fund incurring financial loss as a result of an unsatisfied liability of another Fund of the Trust is also believed to be remote since it would also be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory agreement. On any matters submitted to a vote of Shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the 1940 Investment Company Act or other applicable laws. Shares of a Fund are not entitled to vote on any matter not affecting that Fund. All shares of the Trust vote together in the election of Trustees.

The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after any such appointment, have been elected by the Shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of the two-thirds of the outstanding shares of the Trust. A trustee may be removed with our without cause upon the written declaration of a majority of the Trustees.

<Page 19>

SHAREHOLDER SERVICES

BUYING AND SELLING SHARES

Detailed information regarding the purchase, redemption and exchange of Fund shares is contained in the Funds' Prospectus, which is available free of charge by calling our toll-free number (1-800-MONETTA).

The Funds reserve the right to suspend or postpone redemptions of shares of any Fund during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings,
(b) the SEC has by order permitted such suspension or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

The Monetta Fund and the Monetta Trust have each elected to be governed by Rule 18f-1, under the 1940 Investment Company Act, pursuant to which it is obligated to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash but may be paid wholly or partly by a distribution of securities in kind.

VALUATION OF FUNDS' SHARES

Each Fund's net asset value is determined on days on which the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

For purposes of calculating the net asset value per share, the assets of the Fund are valued as follows:

1) VALUATION - Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange or on the Nasdaq National Market is valued at its last sale price on that day or, if there are no sales that day, at the mean of the latest bid and ask quotations. All other over-the-counter securities for which reliable quotations are available are valued at the mean of the latest bid and ask quotations. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Advisor based on quotations for comparable securities. Other assets and securities held by a Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

2) VALUATION OF GOVERNMENT MONEY MARKET FUND - Government Money Market Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.

In connection with the Government Money Market Fund's use of amortized cost and the maintenance of the Fund's per-share net asset value of $1.00, the Trust has agreed (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to the Fund's objective of maintaining relative stability of principal and not in excess of 90 days, (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months and (iii) to limit its purchase of portfolio instruments to those instruments

<Page 20>

that are denominated in U.S. dollars which the Board of Trustees determines represent minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors.

The Trust has established procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the Fund's portfolio holdings by the Board of Trustees at such intervals as it deems appropriate to determine whether the Fund's net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from the Advisor's matrix or values obtained from an independent pricing service. Any such service may value the Fund's investments based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

In connection with the Fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, the Fund might
incur  or  anticipate  an  unusual  expense,  loss,   depreciation,   gain   or
appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees as
it  deems  appropriate.   If  such  deviation  exceeds 1/2 of 1%, the Board  of
Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair
results.   Actions  which  the  Board  might take include (i) selling portfolio instruments prior to maturity to realize capital gains or losses (ii) shorten average portfolio maturity (iii) increasing, reducing, or suspending dividends or distributions from capital or capital gains or (iv) redeeming shares in kind. The Board might also establish a net asset value per share by using market values, which may result in a deviation of net asset value from $1.00 per share.

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. Such qualification exempts the Funds from federal income taxes to the extent that is distributes substantially all of its net investment income and net realized capital gains to the shareholders.

PERFORMANCE INFORMATION

YIELD

The Balanced Fund and Intermediate Bond Fund may quote yield figures from time to time. Yield is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset
value per  share  on  the  last  day of the period.   The  Yield  formula
provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

The Yield formula is as follows:

    YIELD = 2(((a-b/cd) + 1) - 1)

     a = dividends and interest earned during the period (for this purpose, the

<Page 21>


           Fund will recalculate  the  yield  to
           maturity based on market  value of each portfolio security
           on  each  business  day  on  which   net  asset  value  is
           calculated);

     b =   expenses accrued for the period (net of reimbursements);

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

     d =   the net asset value of the Fund.

The Intermediate Bond Fund's yield for the 30 days ended December 31, 1999, was 6.71%.

CURRENT OR EFFECTIVE YIELD

The Government Money Market Fund may quote a "Current Yield" or "Effective Yield", or both, from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

The Yields are then computed as follows:

Current Yield    = Net Change in Account Value     X     365
                   ---------------------------           ---
                   Beginning Account Value                 7

Effective Yield = (1 + Net Change in Account Value) 365/7 - 1
                  ---------------------------------
                  Beginning Account Value

In addition to fluctuations reflecting changes in net income of the Fund resulting from changes in income earned on its portfolio securities and in its expenses, the Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00 (see "Shareholder Information" in the Prospectus and "Valuation of Fund Shares" herein). Portfolio changes resulting from net purchases or net redemptions of Fund shares may affect yield. Accordingly, the Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Fund's yield is not assured, and its principal is not insured, however, the Fund will attempt to maintain its net asset value per share at $1.00.

For the seven days ended December 31, 1999, the Government Money Market Fund's current seven-day yield was 5.23% and the effective yield was 5.37%.

TOTAL RETURN

From time to time, each Fund may give information about its performance by quoting figures in advertisements and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the total return percentage for the period.

Average Annual Total Return is computed as follows:

     ERV = P(1+T)n

     P = the amount of an assumed initial investment of $1,000 in Fund shares;


<Page 22>

     T =   average annual total return;

     n =   number of years from initial investment to the end of the period

     ERV = ending redeemable value of $1,000 investment held until the end of such period.


ADVERTISING INFORMATION

In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indices or averages of other mutual funds, indices of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indices or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

All of the indices and averages used will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A Fund may also note its mention in newspapers, magazines or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention a Fund include, but are not limited to, the following:

Business Week                          Los Angeles Times
Changing Times                         Money
Chicago Tribune                        Mutual Fund Letter
Chicago Sun-Times                      Morningstar
Crain's Chicago Business               Newsweek
Consumer Reports                       The New York Times
Consumer Digest                        Pensions and Investment
Financial World                        Personal Investor
Forbes                                 Stanger Reports
Fortune                                Time
Investor's Daily                       USA Today
Kiplinger's                            U.S. News and World Report
L/G No-Load Fund Analyst               The Wall Street Journal

When a newspaper, magazine, or other publication mentions the Fund, such mention may include (i) listings of some or all of the Fund's holdings,
(ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information and comparisons of that information to similar statistics for the securities comprising any of the indices or averages listed above and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook.

A Fund's performance is a result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that described above may be useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also compare their performances to various stock indices (groups of unmanaged common stocks), including Standard & Poor's 500 Stock Index, the Value Line Composite Average the Russell Indices, the Nasdaq Composite Index, the Dow Jones Industrial Average or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical Services, Inc. (an independent service that monitors the performance of over 1,000 mutual funds), Morningstar, Inc. or that of any other service.

The Funds may also cite its ranking, recognition or other mention by Morningstar. Morningstar's ranking system is based on risk-adjusted total return performance and is expressed in a star-rated format. The


<Page 23>


risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly return less the 3-month Treasury bill return) from the fund's load-adjusted total return score. This numerical score is then translated into ranking categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, and next 22.5% labeled two star, and the bottom 10% one star. A high ranking reflects either above-average performance or below-average risk or both.

FINANCIAL STATEMENTS

The financial statements for the Fund and Trust, including the Statement of Assets and Liabilities and the Statement of Operations for the fiscal year ended December 31, 1999, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 1999, and 1998, are included in the Monetta Family of Mutual Funds Annual Report to shareholders for the fiscal year ended December 31, 1999. Also included in the Annual Report are the financial highlights for the Fund and the Trust, each such Annual Report is incorporated herein by reference. You may receive copies of the reports without charge by calling 1-800-MONETTA.

APPENDIX I - FIXED INCOME SECURITIES RATINGS

GENERAL RATINGS INFORMATION

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Advisor believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.
When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons. The following is a description of the characteristics of rating used by Moody's and S&P.


BOND RATINGS

Ratings by Moody's

Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in the Aaa Bonds, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

<Page 24>

Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during future periods of significant economic change. Uncertainty of position characterizes bonds in this class.

Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any length of time, may be minimal.

Bonds rated Caa are of poor quality. Such issues may be in default or there may be present negative elements with respect to principal or interest.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each of these generic rating classifications in its corporate bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category.

RATINGS BY STANDARD AND POOR'S

Debt rated AAA has the highest rating available. Ability to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong ability to pay interest and repay principal and differs only minimally from the highest rated issues.

Debt rated A has a strong ability to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate ability to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions are more likely to lead to a weakened ability to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Bonds rated BB, B, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties and major risk exposures to adverse conditions.

NOTE: These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Commercial Paper Ratings

Ratings by Moody's

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

(1)  evaluation of the management of the issuer;

(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;

(3) evaluation of the issuer's products in relation to competition and customer acceptance;


<Page 25>

(4)  liquidity;

(5)  amount and quality of long-term debt;

(6)  trend of earnings over a period of ten years;

(7) financial strength of a parent company and the relationships which exist with the issuer;

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

These factors are all considered in determining whether the commercial paper is rated P-2 or P-3.

RATINGS BY STANDARD & POOR'S

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possess above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics.

Paper rated A-1 must have the following characteristics:

1)  liquidity ratios are adequate to meet cash requirements,

2)  long-term senior debt is rated A or better,

3)  the issuer has access to at least two additional channels of borrowing,

4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry and the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-2 or A-3.

<Page 26>
Monetta Family
Of Mutual Funds
No-Load

Monetta Fund

Monetta Trust
  Small-Cap Equity Fund
  Mid-Cap Equity Fund
  Large-Cap Equity Fund
  Balanced Fund
  Intermediate Bond Fund
  Government Money
  Market Fund

1-800-MONETTA
WWW.MONETTA.COM

LOGO APPEARS HERE

Annual Report
December 31, 1999

                             Table of Contents

Performance Highlights
  Monetta Fund                            4
  Monetta Small-Cap Equity Fund           5
  Monetta Mid-Cap Equity Fund             6
  Monetta Large-Cap Equity Fund           7
  Monetta Balanced Fund                   8
  Monetta Intermediate Bond Fund          9
  Monetta Government Money Market Fund   10

Schedule of Investments

  Monetta Fund                           11
  Monetta Small-Cap Equity Fund          14
  Monetta Mid-Cap Equity Fund            15
  Monetta Large-Cap Equity Fund          17
  Monetta Balanced Fund                  18
  Monetta Intermediate Bond Fund         19
  Monetta Government Money Market Fund   19

Financial Statements

  Statements of Assets & Liabilities     20
  Statements of Operations               21
  Statements of Changes in Net Assets    22
  Notes to Financial Statements          24

Independent Auditors' Report             31

Footnote:
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks have been more volatile than large company stocks, U. S. Government Bonds, and Treasury Bills. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact their performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on Funds' performance.

References to individual securities are the views of the Advisor at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.

<Page2>

                                                              January 18, 2000


Dear Fellow Shareholders:
We are very pleased with our Funds' performance last year. All of the Fund's returns exceeded their respective indices as we focused on investing in industry leaders and companies that could benefit from the technology revolution.

Last year's investment performance was dominated by the internet-driven technology companies. Investors were fascinated with the communication revolution and new money inflows poured into the top performing groups such as industrial technology, telecommunications, media and the internet sectors.

Without the hot tech and telecom groups, the S&P 500 Index would have shown little, if any, gain in 1999. In fact, this technology tide did not lift all boats, but actually sank such key groups as pharmaceuticals, financials, and home construction.

While technology and telecommunication stocks dominated the spotlight, a handful of basic commodity sectors, especially in the aluminum and crude oil industry, performed well as higher demand pushed these commodity prices higher.

Last year was plagued by inflation jitters, Y2K fears, and a rising interest rate environment. As a result, the bond market suffered its worst loss since 1994 and second worst performance since 1973. Currently there is no indication that the Federal Reserve will stop raising interest rates, which could have an adverse affect on market valuations.

The question on investors' minds is whether the technology sector can continue to extend its gains into the future, or is this a bubble that will burst?

We believe that the gains of last year do not necessarily rule out another good year in 2000. The key will be to invest in those companies with real earnings potential and solid business models. Some air, no doubt, will go out of the bubble as the "dot coms" investment opportunities subside as the traditional brick and mortar companies compete and consolidate. We feel, however, that the internet age has just begun and the pieces needed to build this massive infrastructure have only started to come together.

We are very excited about the introduction of our Monetta Express Children Investment Program last year, which gets children involved in the investment process and helps parents teach children about basic money management skills.


We encourage shareholders to visit our website at www.monetta.com for updated information on Fund performance and up-to-date commentary on the current market environment.

Thank you for being a member of the Monetta Family of Mutual Funds.

Best personal regards,


Robert S. Bacarella
President and Founder

<Page 3>

Monetta Fund                                             Period ended 12/31/99

Investment Objective:          Market Capitalization:        Total Net Assets:
Capital Appreciation/Income    $1.9 billion                    $135.7 million

PERFORMANCE: Average Annual Total Return
               1 Year  5 Year  10 Year
Monetta Fund   51.80%  17.77%  14.61%
Russell 2000*  21.26%  16.69%  13.40%

*Source Frank Russell Company

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  Monetta        Russell
                    Equity Fund    2000
3/90                10536          9778.9
6/90                11782.4        10156.1
9/90                9509.58        7663.98
12/90               11136.7        8049.24
3/91                13199.2        10442.9
6/91                13595.2        10281.1
9/91                15434.6        11119.3
12/91               17360.8        11756.1
3/92                17471.9        12637.8
6/92                16357.2        11775.6
9/92                16843          12113
12/92               18313.4        13920.5
3/93                17099.3        14515.5
6/93                17225.8        14832.3
9/93                18566          16129.1
12/93               18404.4        16552.4
3/94                17918.5        16113.1
6/94                16947.4        15485.6
9/94                18140.5        16560.6
12/94               17260.6        16251
3/95                18924.6        17000.1
6/95                20232.3        18593.7
9/95                22753.2        20430
12/95               22097.9        20872.7
3/96                22438.2        21937.7
6/96                23133.8        23035.2
9/96                23092.2        23113.3
12/96               22454.8        24315.7
3/97                20824.6        23058
6/97                25106.1        26796
9/97                30124.8        30783.8
12/97               28335.4        29752.5
3/98                31452.3        32745
6/98                28631          31219.1
9/98                21902.8        24928.5
12/98               25775.2        28994.3
3/99                22880.6        27422.8
6/99                26189.2        31687
9/99                26498.2        29684.4
12/99               39127.2        35158.2

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock Index, with dividend and capital gains reinvested. The Russell 2000 Stock Index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION
  Telecommunication Equipment  21.2%
  Software                     16.1%
  Computers                    15.8%
  Electronics                  10.3%
  Semiconducters                9.1%
  Media                         6.1%
  All Other Industries         17.1%
  (A)                           4.3%

(A) Short-term investments net of other assets and liabilities.

                                   TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                   Adelphia Business Solutions, Inc.      1.4%
                                   Advanced Fibre Communications, Inc.    1.4%
                                   RSA Security, Inc.                     1.3%
                                   Primus Telecommunications Group, Inc.  1.3%
                                   Viatel, Inc.                           1.2%
                                   Total Top 5 Holdings                   6.6%

COMMENTARY

The Monetta Fund posted a return of 51.8% in 1999, far outpacing the 21.3% return for the benchmark Russell 2000 Index. The Fund's 5 year and 10 year annual returns of 17.8% and 14.6% respectively exceed the benchmark Russell 2000 Index returns.

Through mid-year, our technology and telecommunications stocks were among our best performers. Given the favorable trends in these groups of strong revenue and earnings growth, which are expected to continue through the year 2001, we increased our weightings in these groups. In the fourth quarter of 1999, the market's strong move was led by the technology, telecommunications, media and biotech sectors, where the Fund had substantial weightings. This is what drove the Monetta Fund's strong fourth quarter return of 47.7%.

A number of holdings posted returns of greater than 150% in 1999. Our strongest performing stocks include Omnipoint (up 550%), Applied Micro Circuits (up 431%) and M-Systems Flash Disk (up 353%). On December 31, 1999, they represented 0.6%, 0.4% and 1.0%, respectively, of net assets.

While the valuation levels of some of our holdings have increased dramatically, they are still very attractive on a historical basis versus their large-cap peers. However, in an effort to maintain proper balance within the portfolio we have trimmed back our successful holdings as they have grown in proportion to the Fund's assets. We have also been very aggressive in eliminating securities that exhibit any deterioration in fundamentals.

Since we are not having any difficulty finding attractive small-cap stocks, we have expanded the number of holdings in the Fund to participate in these companies favorable long-term prospects.

Small-cap stocks, after underperforming large-cap stocks for several years, began to outperform in the latter part of 1999, and many experts predict that this will continue. We are excited about the opportunities the small-cap universe offers as we enter the year 2000, and believe that the Monetta Fund is exceptionally well positioned to benefit from a continuing rally in small-cap stocks.

<Page 4>

Monetta Small-Cap Equity Fund                            Period ended 12/31/99

Investment Objective:       Market Capitalization:           Total Net Assets:
Capital Appreciation        $2.0 billion                         $5.3 million

PERFORMANCE:       Average Annual Total Return
                                   Since Inception
                   1 Year          2/1/97
Monetta Small-Cap
 Equity Fund       62.91%          33.74%
Russell 2000*      21.26%          12.72%

*Source Frank Russell Company.

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  SMALL-CAP  RUSSELL
                    Fund       2000
12/96               10000      10000
3/97                9490       9297
6/97                11820      10804
9/97                15089      12412
12/97               14716      11996
3/98                15956      13203
6/98                15317      12588
9/98                12237      10051
12/98               14278      11690
3/99                13223      11057
6/99                15930      12776
9/99                16057      11969
12/99               23260      14177

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Small-Cap Equity Fund and the Russell 2000 Stock Index with dividend and capital gains reinvested. The Russell 2000 index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION
  Telecommunications           19.4%
  Computers                    14.3%
  Telecommunication Equipment  13.5%
  Software                     13.0%
  Electronics                  11.9%
  Semiconductors                5.5%
  All Other Industries         14.2%
  (A)                           8.2%

(A) Short-term investments net of other assets and liabilities.

                                      TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                      C-Cor.net Corp.                     4.3%
                                      QRS Corp.                           3.9%
                                      Adelphia Business Solutions, Inc.   3.6%
                                      Symantec Corp.                      3.3%
                                      M-Systems Flash Disk Pioneers Ltd.  3.1%
                                      Total Top 5 Holdings               18.2%

COMMENTARY

The Monetta Small-Cap Equity Fund posted a strong return of 62.9% in 1999, besting its Russell 2000 benchmark return of 21.3%. Since inception on 2/1/97, the Fund has posted an annualized return of 33.7%, which handily outpaced the Russell 2000 return of 12.7%.

While 1999 was a good year for small-cap stocks in general, a large portion of the gains were in small-cap growth stocks versus value stocks.
Specifically, the technology, telecommunication, media and biotech sectors performed exceptionally well, where we had significant exposure, while financial, industrial and retail stocks were among the lagging groups, where we had little if any exposure. Investments in Initial Public Offerings, that were sold on the day received, accounted for 4.9% of the 62.9% one-year return.

A number of individual stocks in the Fund posted spectacular returns in 1999. Omnipoint (up 550%), Applied Micro Circuits (up 411%), E-TEK Dynamics (up 296%), and Powertel (up 261%) were among our strongest performing stocks. On December 31, 1999, the stocks represented 1.6%, 2.4%, 1.5%, and 1.9%, respectively, of net assets.

Since inception, the Monetta Small-Cap Equity Fund has been a concentrated portfolio of between 25 and 35 positions. In the latter part of 1999, the number of holdings increased somewhat due in part to the strong performance of many of the holdings. The strong stocks were trimmed back, but not eliminated, and the proceeds were used to purchase new securities. We anticipate going forward that the number of holdings will move up slightly to between 30 and 45 positions.

We believe that the technology and telecommunications groups will continue to be leaders in 2000, and we will maintain a heavy weighting in these areas. However, we will be alert to new opportunities in other groups as they develop.

We feel that there has never been a better time to be invested in the small-cap investment area. Many of these companies are demonstrating superior growth, and are always ripe to be acquired by a larger company at an attractive premium. Our focus is to continue to identify the most attractive investments in the small-cap universe.

<Page 5>

Monetta Mid-Cap Equity Fund                              Period ended 12/31/99

Investment Objective:         Market Capitalization:         Total Net Assets:
Capital Appreciation          $10.6 billion                     $19.5 million

PERFORMANCE:         Average Annual Total Return
                                      Since Inception
                      1 Year  5 Year  3/1/93
Monetta Mid-Cap
  Equity Fund         53.39%  24.87%  23.37%
S&P 400 Mid-Cap*      13.35%  21.28%  16.14%

*Source Lipper Analytical Services, Inc.


[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  MID-CAP  S&P 400
                    FUND
3/1/93              10000    10000
3/93                11670    10220
6/93                11880    10455
9/93                13120    10978
12/93               13540    11274
3/94                13475    10793
6/94                13109    10399
9/94                13887    11103
12/94               13835    10817
3/95                14835    11692
6/95                16536    12723
9/95                17603    13965
12/95               17233    14165
3/96                18717    15037
6/96                19106    15470
9/96                19855    15920
12/96               21402    16885
3/97                21314    16634
6/97                24277    19085
9/97                27761    22145
12/97               27639    22329
3/98                30239    24787
6/98                29362    24257
9/98                22920    20800
12/98               27408    26472
3/99                27154    24783
6/99                30639    28290
9/99                28862    25840
12/99               41719    30192

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION
  Software Internet/Content                 13.0%
  Software Applications/Enterprise Service  10.1%
  Semiconductors                            10.1%
  Telecommunications                         9.9%
  Electronics                                8.4%
  Telecommunication Equipment                6.1%
  Media                                      5.8%
  All Other Industries                      27.3%
  (A)                                        9.3%

(A) Short-term investments net of other assets and liabilities.

                                             TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                             Exodus Communications, Inc.  1.8%
                                             Qualcomm, Inc.               1.8%
                                             Biogen, Inc.                 1.7%
                                             Siebel Systems, Inc.         1.7%
                                             Western Wireless Corp.       1.7%
                                             Total Top 5 Holdings         8.7%

COMMENTARY

The Mid-Cap Fund posted a record high fourth quarter return of 44.6%, propelling the full year 1999 return to 53.4%. The Fund's performance significantly exceeded its benchmark (S&P 400 Mid-Cap Index) return of 13.4%.

The largest impact on Fund performance was its technology weightings and, specifically, the performance of one stock - Qualcomm, Inc.. Last year total Fund gains were approximately $6.1 million of which Qualcomm, Inc. represented $1.2 million. Other top performing stocks included Echostar Communication Corp., Exodus Communications, Verticalnet Inc., and Comverse Technology. On December 31, 1999, these stocks represented 1.5%, 1.8%, 1.7%, and 0.7%, respectively, of net assets.

Many security holdings were trimmed last year to maintain adequate diversification, lock in gains and reduce overall Fund volatility. As the stock valuations moved higher, we increased the number of issues in the Fund to minimize the impact of any one stock position on overall Fund performance.

At year-end, approximately 91% of the portfolio was invested in stocks. We began to gradually invest in the oil sector while maintaining the overall technology weightings especially in the telecommunications area. We have generally avoided the E-Commerce area in favor of more internet infrastructure type investments.

We continue to believe the technology sector offers above average growth opportunities. The internet age has just begun and billions of dollars will be spent on switches, bandwidth, storage, and advertising space.

<Page 6>

Monetta Large-Cap Equity Fund                            Period ended 12/31/99

Investment Objective:         Market Capitalization:         Total Net Assets:
Capital Appreciation          $126.5 billion                     $9.3 million

PERFORMANCE:           Average Annual Total Return
                                        Since Inception
                        1 Year  3 Year  9/1/95
Monetta Large-Cap
  Equity Fund           53.98%  28.57%  27.63%
S&P 500*                21.03%  27.56%  27.02%

*Source Lipper Analytical Services, Inc.

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  LARGE-CAP   S&P 500
                    Fund
9/95                10000       10482
12/95               10574       11105
3/96                11344       11701
6/96                11923       12225
9/96                12864       12603
12/96               13555       13653
3/97                13842       14020
6/97                15621       16465
9/97                17333       17699
12/97               17167       18207
3/98                18413       20745
6/98                18008       21433
9/98                14165       19307
12/98               18716       23441
3/99                21543       24608
6/99                22880       26343
9/99                22366       24699
12/99               28820       28372

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S&P 500. The S&P 500 Composite index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION
  Telecommunication Equipment    12.1%
  Software                       11.1%
  Computers                      11.0%
  Media                          10.3%
  Retail                          8.5%
  Telephone                       7.7%
  Diversified Financial Services  6.2%
  Semiconductors                  5.5%
  Pharmaceuticals                 5.1%
  All Other Industries           15.9%
  (A)                             6.6%

(A) Short-term investments net of other assets and liabilities.

                                                  TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                                  Yahoo! Inc.             3.7%
                                                  JDS Uniphase Corp.      3.5%
                                                  America Online, Inc.    3.3%
                                                  Motorola, Inc.          3.2%
                                                  Nokia Corp. - Spon ADR  3.1%
                                                  Total Top 5 Holdings   16.8%

COMMENTARY

The Large-Cap Fund posted a strong 28.9% return during the fourth quarter, increasing the Fund's 1999 investment return to a record 54.0%. This return significantly outperformed its benchmark index return (S&P 500 Index) of 21.0% last year.

Fund performance benefited from its technology weightings in the computer, telecommunications, and software industries, and also its media sector holdings.

Top performing securities during the year included Yahoo! Inc., America
Online, Inc., Nokia Corp., Nextel Communications, and Oracle Corp.  On
December 31, 1999, Yahoo! Inc., America Online, Inc., and Nokia Corp. were part of our "Top 5" equity holdings. Nextel Communications and Oracle Corp. represent 2.8% and 2.4%, respectively, of net assets.

The pharmaceutical sector performed poorly last year, with such holdings as Merck & Co., Pfizer, Inc., and Schering-Plough Corp., representing 1.4%, 1.1%, and 0.9%, respectively, of net assets. We have reduced our exposure to this area and will revisit this sector as fundamentals improve.

The Fund's investment strategy continues to be focused on the best and largest companies in a particular industry sector. These companies are generally mature companies with solid financial strength. The major investment risk is the market not favoring the Fund's growth investment style.

The Fund continues to be focused on large-cap growth stocks which should continue to benefit from moderate economic growth, low inflation, and stable interest rates.

<Page 7>

Monetta Balanced Fund                                    Period ended 12/31/99

Investment Objective:            Market Capitalization:      Average Maturity:
Capital Appreciation/Income      $131.7 billion              9.9 Years

Total Net Assets:
    $9.4 million

PERFORMANCE:             Average Annual Total Return
                                  Since Inception
                          1 Year  3 Year  9/1/95
Monetta Balanced
 Fund                     29.60%  19.48%  20.94%
S&P 500*                  21.03%  27.56%  27.02%
Lehman Bros. Gov't/Corp.
 Bond Index*              (2.15)%  5.54%  5.84%

*Source Lipper Analytical Services, Inc.

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  BALANCED FUND  S&P 500*  LEHMAN BROS. GOV'T/
                                             CORP. BOND INDEX*
9/95                10000          10482     10000
12/95               10616          11105     10573
3/96                11131          11701     10326
6/96                11931          12225     10374
9/96                12547          12603     10557
12/96               13369          13653     10880
3/97                13358          14020     10786
6/97                14642          16465     11179
9/97                16431          17699     11570
12/97               16205          18207     11941
3/98                17321          20745     12123
6/98                16923          21433     12351
9/98                15004          19307     12962
12/98               17602          23441     12979
3/99                18952          24608     12823
6/99                19782          26343     12682
9/99                19353          24699     12751
12/99               22814          28372     12698

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index and the Lehman Gov't/Corp. Bond with dividends and capital gains reinvested.

PORTFOLIO COMPOSITION
  Common Stocks          69.1%
  Corporate Bonds        20.9%
  Mortgage Obligaytions   3.6%
  Treasury Notes          4.2%
  (A)                     2.2%

(A) Short-term investments net of other assets and liabilities.

                                               TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                               Yahoo! Inc.                3.7%
                                               Merrill Lynch & Co., Inc.  3.5%
                                               Intel Corp.                3.5%
                                               MCI Worldcom, Inc.         3.4%
                                               Home Depot, Inc.           3.3%
                                               Total Top 5 Holdings      17.4%

(A) Fixed income net of other assets and liabilities.

COMMENTARY

The Balanced Fund posted a record 17.9% fourth quarter return, increasing the
1999 return to 29.6%.    The average Lipper Balanced Fund last year was up
8.69%. The Fund's strong performance was primarily due to its weightings in the telecommunication and computer software areas. For the period ended 12/31/99, the Fund ranked 4th of 449 balanced funds tracked by Lipper Analytical Services, for the one-year return, and 30th of 333 funds for the three-year return. Throughout the year, the Fund maintained a 60% to 65% weighting in common stocks with the balance invested in high quality, intermediate term bonds.

The top performing stocks last year included; America Online, Inc., Yahoo!, Inc., and Wal-Mart Stores, Inc. On December 31, 1999 these stocks represented 2.6, 3.7%, and 2.9%, respectively, of net assets. The stock holdings were weighted more toward the larger capitalization issues versus the mid-cap and small-cap sectors.

Most securities held in this Fund are considered core holdings. We therefore will trade around the core position, trimming holdings on stock price appreciation to lock in profits and reduce overall volatility. Securities are sold when the long-term fundamental outlook turns negative.

In spite of a poor, overall fixed income market last year, the Fund's high quality, intermediate term securities did relatively well, down approximately 1%. This compares favorably to the returns of the Lehman Bros. Gov't/ Corporate Bond Index, which declined 2.2%.

Our investment strategy continues to focus on quality growth companies, leaders in their respective industries with solid competitive advantages. The fixed income strategy is to remain positioned in the high quality corporate bond sector and primarily in intermediate term maturities. The fixed income strategy is basically buy and hold and tends to have a lower duration than its benchmark index.

<Page 8>

Monetta Intermediate Bond Fund                           Period ended 12/31/99

Investment Objective:          30-Day SEC Yield:             Average Maturity:
Income                         6.71%                         4.3 Years

Total Net Assets:
   $19.9 million

PERFORMANCE:           Average Annual Total Return
                                          Since Inception
                        1 Year   5 Year   3/1/93
Monetta Intermediate
  Bond Fund             1.60%    7.95%    6.81%
Lehman Gov't./Corp
  Interm. Bond Index*   0.39%    7.10%    5.60%

*Source Lipper Analytical Services, Inc.

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  Monetta Intermediate  Lehman Gov't/Corp.
                    Bond                  Int. Bond Index*
3/1/93              10000                 10007
3/93                10000                 10028
6/93                10399                 10255
9/93                10732                 10486
12/93               10817                 10504
3/94                10585                 10291
6/94                10494                 10229
9/94                10613                 10313
12/94               10705                 10302
3/95                11270                 10754
6/95                11866                 11292
9/95                12046                 11479
12/95               12282                 11883
3/96                12245                 11784
6/96                12428                 11859
9/96                12702                 12068
12/96               13074                 12364
3/97                13041                 12350
6/97                13485                 12715
9/97                13908                 13058
12/97               14238                 13338
3/98                14443                 13546
6/98                14748                 13800
9/98                15382                 14420
12/98               15431                 14463
3/99                15548                 14436
6/99                15371                 14378
9/99                15632                 14510
12/99               15678                 14517

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Government/Corporate Intermediate Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market.

PORTFOLIO COMPOSITION

  Corporate Bonds       77.6%
  U.S. Gov't Agencies   14.0%
  Mortgage Obligations   0.1%
  (A)                    8.4%


(A) Short-term investments net of other assets and liabilities.

                                                         MATURITY PROFILE:

                                                               % of Net Assets
                                                         1 Year or Less  16.1%
                                                         1-3 Years       20.1%
                                                         3-6 Years       39.8%
                                                         6-10 Years      21.1%
                                                         Over 10 Years    2.9%
                                                         Total          100.0%

COMMENTARY

The Monetta Intermediate Bond Fund gained 1.60% for the year ended December 31, 1999 versus the negative .98% of the Lipper Intermediate Investment Grade Debt Funds. The Fund ranked 9th of 279 funds for the one-year return and 8th of 192 funds and 12th of 145 funds for the three-year and five-year rankings respectively. The Fund's performance reflects participation in Initial Public Offerings, and had it not done so, the Fund's one-year, return would have been
 .55%, versus 1.60%.

There were no major changes to the investment strategy for 1999. We continue to believe that minimizing maturity risk versus the Lehman Government Corporate Benchmark while overweighting the higher yielding sectors of the corporate bond market will continue to provide the best opportunity for outperformance.

Calendar year 1999 was a disappointing one for the global bond market.
The U.S. bond market concluded a bearish journey that saw U.S. treasury yields increase dramatically across the entire maturity curve. The 2-year treasury ended the year at 6.24%, an increase of 171 basis points while the 30-year closed at 6.62%, an increase of 152 basis points. This rise in U.S. and European yields will be recorded as the second toughest year for absolute returns since the inception of the Lehman indices. We saw the Federal Reserve raise the discount rate 25 basis points three different times attempting to stem the tide of inflation fear caused by a strong domestic economy and optimism for a continuing global rebound.

Corporate bonds performed nicely the first 4 1/2 months of the year. During late spring and summer, however, performance suffered due to Fed tightening and heavy supply before staging a 4th quarter recovery to post positive relative returns versus Governments for the year.

Our outlook for the year 2000 is cautious near-term but positive longer term. The Fed will continue to cast a heavy shadow until the economy shows signs of slowing. We are optimistic that the Fed is becoming increasingly more comfortable with a higher economic growth rate as productivity gains continue to temper inflation expectations. Supply and Y2K issues appear to have resolved themselves. We continue to believe that the Fund performance will benefit from a slower economy coupled with a diminished role by the Fed, and overweighting the corporate sectors of the bond market.

<Page 9>

Monetta Government Money Market Fund                     Period ended 12/31/99

Investment Objective:            7-Day Yield:        Average Days to Maturity:
Income and Capital Preservation  5.23%**             26 Days

Total Net Assets:
    $3.7 million

PERFORMANCE:            Average Annual Total Return
                                          Since Inception
                         1 Year  5 Year   (3/1/93)
Monetta Government
  Money Market Fund      4.85%** 5.23%**  4.75%**
Lipper US Gov't Money
  Market Funds Avg.*     4.46%   4.92%    4.43%

*Source Lipper Analytical Services, Inc.

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  Money Market  Lipper Average
3/1/93              10000         10000
3/93                10013         10023
6/93                10072         10088
9/93                10147         10154
12/93               10224         10222
3/94                10301         10290
6/94                10396         10374
9/94                10507         10475
12/94               10637         10597
3/95                10788         10738
6/95                10950         10885
9/95                11110         11030
12/95               11262         11174
3/96                11401         11309
6/96                11539         11440
9/96                11683         11579
12/96               11832         11711
3/97                11977         11846
6/97                12126         11988
9/97                12281         12135
12/97               12441         12284
3/98                12599         12433
6/98                12760         12585
9/98                12927         12738
12/98               13091         12894
3/99                13244         13045
6/99                13397         13180
9/99                13554         13327
12/99               13726         13485

Past performance is no guarantee of future results. **Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 4.88%, versus 5.23% on December 31, 1999. An investment in the Monetta Government Money Market Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value.

PORTFOLIO COMPOSITION
  (A) Fed. Home Loan Mortg. Corp.  33.1%
  Fed. Home Loan Bank Disc.        32.4%
  Fed. Farm Credit                 15.3%
  Fed. Nat'l. Mortg. Assoc.        19.2%

(A) Fixed income investments net of other assets and liabilities.

                                          ALLOCATION:

                                          Government Obligations        100.7%
                                          Other Assets Less Liabilities (0.7)%
                                          Total                         100.0%

COMMENTARY

The Government Money market Fund posted an impressive return of 4.85% for the year ending 12/31/99. The returns compare favorably to the Lipper U.S. Government Money Market Funds category ranking the fund 8th of 123 Funds in this category for the one-year return, 11th of 106 for the three-year return, and 7th of 91 funds for the 5-year return.

We continue to overweight the agency discount note sector versus Government Bills because of the yield premium that this sector provides. As of 12/31/99, the average maturity of the Fund was less than 30 days in anticipation of the first quarter 2000 tightening Federal Reserve policy.

This last year did not disappoint investors who were expecting higher interest rates due to concerns over accelerating economic growth. The Fed raised short-term rates by 75 basis points in 1999 and has given every indication that it will raise them again another 25-50 basis points by mid-2000. We believe that there are economic changes already underway that should
eventually slow GDP growth.   This environment suggests that  Fed tightening
initiatives will be a slow, gradual process.

We therefore intend to maintain defensive position until we discover a positive change in the near term direction of interest rates. At such time we will extend maturities, monitoring closely the yield spread opportunities in available sector choices.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Mutual Funds. Its primary objectives are the preservation of capital and liquidity. The investment emphasis is on stability and conservatism.

<Page 10>

Schedule of Investments                                      December 31, 1999

MONETTA FUND

COMMON STOCKS - 95.7%                                                    VALUE
NUMBER OF SHARES                                                (In Thousands)

Advertising - 2.4%
   *16,000  APAC Teleservices, Inc.                                $       225
   *11,000  Catalina Marketing Corp.                                     1,273
    11,000  True North Communications, Inc.                                492
   *22,000  Valuevision Int'l, Inc.                                      1,261
                                                                         3,251

Biotechnology - 1.6%
    *3,500  Affymetrix, Inc.                                               594
   *25,000  Bio-Technology General Corp.                                   381
    *7,000  IDEC Pharmaceuticals Corp.                                     688
    *4,000  Millennium Pharmacuticals, Inc.                                488
                                                                         2,151

Commercial Services - 0.7%
    20,000  Hooper Holmes, Inc.                                            515
   *18,000  MedQuist, Inc.                                                 465
                                                                           980

Computers - 15.8%
   *26,000  Advanced Digital Information Corp.                           1,264
    *5,000  Ancor Communications, Inc.                                     339
   *17,000  AXENT Technologies, Inc.                                       357
    *8,000  Black Box Corp. Inc.                                           536
   *19,000  Cabletron Systems, Inc.                                        494
   *12,000  Ciber, Inc.                                                    330
    *6,300  Cognizant Technology Solutions Corp.                           689
   *13,000  Computer Network Technology Corp.                              298
   *17,000  Concurrent Computer Corp.                                      318
    *4,000  Cybex Computer Products Corp.                                  162
   *10,700  Datalink Corp.                                                 206
   *15,000  Echelon Corp.                                                  293
    *5,000  Emulex Corp.                                                   562
    12,000  Factset Research Systems, Inc.                                 956
   *20,000  Inter-Voice-Brite, Inc.                                        473
   *11,000  ISS Group, Inc.                                                782
    *5,000  Kronos, Inc.                                                   300
   *35,900  Mercury Computer Systems, Inc.                               1,257
    *7,000  Micros Systems, Inc.                                           518
   *11,000  MMC Networks, Inc.                                             378
   *40,000  M-Systems Flash Disk Pioneers Ltd.                           1,315
   *27,000  MTI Technology Corp.                                           996
    21,000  National Computer Systems, Inc.                                790
    *9,500  Network Access Solutions Corp.                                 314
    *6,000  Radiant Systems, Inc.                                          241
   *28,300  RadiSys Corp.                                                1,443
   *23,500  RSA Security, Inc.                                           1,821
    *7,000  SanDisk Corp.                                                  674
   *24,000  Silicon Storage Technology, Inc.                               990
    *7,300  Sykes Enterprises, Inc.                                        320
   *27,000  Technology Solutions Co.                                       884
   *10,000  Visual Networks, Unc.                                          793
    *4,000  Xircom, Inc.                                                   300
                                                                        21,393

Electrical Components & Equipment - 1.8%
   *16,300  American SuperConductor Corp.                                  456
   *10,100  Artesyn Technologies, Inc.                                     212
     7,500  C&D Technologies, Inc.                                         319
   *24,300  C-Cube MicroSystems, Inc.                                    1,513
                                                                         2,500

Electronics - 10.3%
   *10,500  Amphenol Corp.                                                 699
    *8,000  Anadigics, Inc.                                                378
    *5,000  Audiovox Corp.                                                 152
    20,000  Cohu, Inc.                                                     620
   *10,200  Credence Systems Corp.                                         883
     7,000  CTS Corp.                                                      528
   *13,800  DII Group, Inc.                                                979
   *10,600  DSP Group, Inc.                                                986
   *10,000  Electro Scientific Industries, Inc.                            730
   *11,100  Excel Technology, Inc.                                         199
   *31,000  Integrated Device Technology, Inc.                             899
   *20,000  Kemet Corp.                                                    901
   *25,000  LTX Corp.                                                      559
   *10,000  Micrel, Inc.                                                   569
   *15,100  Nanometrics, Inc.                                              304
    10,000  Newport Corp.                                                  457
   *12,000  Orbotech Ltd.                                                  930
    11,000  Perkinelmer, Inc.                                              459
   *16,000  Power Integrations, Inc.                                       767
    *8,800  Sanmina Corp.                                                  879
   *10,500  Sawtek, Inc.                                                   699
   *11,300  SBS Technologies, Inc.                                         412
                                                                        13,989

Engineering & Construction - 0.3%
   *10,000  Dycom Industries, Inc.                                         441

Health Care - 0.3%
   *18,100  Polymedica Corp.                                               418

Home Furnishings - 0.5%
    *9,500  Polycom, Inc.                                                  605

Machinery-Diversified - 1.8%
   *11,300  Asyst Technologies, Inc.                                       741
    30,500  Helix Technology Corp.                                       1,366
    *7,000  Kulicke & Soffa Industries, Inc.                               298
                                                                         2,405

<PAGE 11>

Schedule of Investments                                      December 31, 1999

MONETTA FUND (Con't)

COMMON STOCKS                                                            VALUE
NUMBER OF SHARES                                                (In Thousands)

Media - 6.1%
   *24,000  ACTV, Inc.                                              $    1,097
   *16,000  Citadel Communications Corp.                                 1,038
   *18,000  Cumulus Media, Inc.                                            913
   *11,000  Emmis Communications Corp.                                   1,371
   *11,500  Jones Intercable, Inc. - CL A                                  797
   *10,000  Pegasus Communications Corp.                                   978
    *8,000  Source Media, Inc.                                             148
   *12,700  UnitedGlobalCom, Inc. - CL A                                   897
   *13,250  Westwood One, Inc.                                           1,007
                                                                         8,246

Miscellaneous Manufacturing - 0.3%
     1,300  Optical Coating Laboratory, Inc.                               385

Oil & Gas Services - 0.1%
    *4,500  Hanover Compressor Co.                                         170

Pharmaceuticals - 2.8%
    *8,000  Biovail Corporation Int'l                                      750
   *21,000  Cephalon, Inc.                                                 726
    27,500  Jones Pharma, Inc.                                           1,194
   *13,000  Medicis Pharmaceutical Corp. - CL A                            553
    *2,000  Medimmune, Inc.                                                332
    *3,000  Sepracor, Inc.                                                 298
                                                                         3,853

Retail - 0.1%
    *5,000  Ames Department Stores,Inc.                                    144

Semiconductors - 9.1%
   *21,000  Actel Corp.                                                    504
    *5,000  Alpha Industries, Inc.                                         287
   *43,500  Amkor Technology, Inc.                                       1,229
    *4,500  Applied Micro Circuits Corp.                                   573
   *20,000  Cirrus Logic, Inc.                                             266
   *32,000  Cypress Semiconductor Corp.                                  1,036
    *8,000  Electroglas, Inc.                                              203
   *29,000  ESS Technology, Inc.                                           643
   *15,000  Exar Corp.                                                     883
   *25,000  Int'l Rectifier Corp.                                          650
    *5,600  Lam Research Corp.                                             625
   *10,000  Lattice Semiconductor Corp.                                    471
    *8,000  MIPS Technologies, Inc.                                        416
    *7,400  Novellus Systems, Inc.                                         907
    *9,100  Photronics, Inc.                                               260
   *17,000  Semtech Corp.                                                  886
    *6,500  Siliconix, Inc.                                                855
   *11,000  Transwitch Corp.                                               798
    *8,000  TriQuint SemiConductor, Inc.                                   890
                                                                        12,382

Software 16.1%
    *3,800  24/7 Media, Inc.                                      $        214
   *31,000  Actuate Corp.                                                1,329
   *15,000  Ardent Software, Inc.                                          585
   *29,000  Banyan Systems, Inc.                                           580
   *10,000  Brio Technology, Inc.                                          420
    *4,000  Business Objects S.A. - SP ADR                                 535
   *13,000  Cambridge Technology Partners,Inc.                             341
    *5,000  Cognos, Inc.                                                   231
   *19,500  Datastream Systems, Inc.                                       479
   *13,900  Digital River, Inc.                                            463
    *9,700  DSET Corp.                                                     363
    *8,000  Eclipsys Corp.                                                 205
   *26,000  Genesys Telecommunications Labs, Inc.                        1,404
    *2,500  Great Plains Software, Inc.                                    187
    *5,000  Hummingbird Communications Ltd.                                153
   *29,000  Hyperion Solutions Corp.                                     1,261
    *4,000  InterVU, Inc.                                                  420
   *17,000  Manugistics Group, Inc.                                        549
    *6,000  Mercury Interactive Corp.                                      648
    *7,500  Micromuse, Inc.                                              1,275
    *1,900  Microstrategy, Inc.                                            399
   *20,000  NVIDIA Corp.                                                   939
   *18,000  Open Market, Inc.                                              812
    *6,000  Pacific Internet Ltd.                                          282
    *6,500  Peregrine Systems, Inc.                                        547
   *10,000  Progress Software Corp.                                        567
    *7,600  Project Software & Development, Inc.                           422
    *6,700  Proxicom, Inc.                                                 833
   *12,000  Remedy Corp.                                                   568
   *21,500  Sapiens Int'l Corp. N.V.                                       353
   *21,000  Sybase, Inc.                                                   357
   *21,000  Symantec Corp.                                               1,231
   *17,000  Telescan, Inc.                                                 420
   *27,000  The Santa Cruz Operation, Inc.                                 820
   *17,700  Ultimate Software Group, Inc.                                  231
    *5,500  USInternetWorking, Inc.                                        384
    *7,000  WebTrends Corp.                                                567
   *14,000  Wind River Systems, Inc.                                       515
                                                                        21,889

Telecommunication Equipment -21.2%
    *3,800  Adaptive Broadband Corp.                                       281
   *40,000  Adelphia Business Solutions, Inc.                            1,920
    *8,700  ADTRAN, Inc.                                                   448
   *42,000  Advanced Fibre Communication, Inc.                           1,877
   *16,000  Advanced Radio Telecom Corp.                                   384
   *24,000  American Mobile Satellite Corp.                                506
   *30,000  Aspect Communications Corp.                                  1,174

<PAGE 12>

Schedule of Investments                                      December 31, 1999

MONETTA FUND (Con't)

COMMON STOCKS                                                            VALUE
NUMBER OF SHARES                                                (In Thousands)

   *15,000  CapRock Communications Corp.                              $    487
    *8,000  Carrier Access Corp.                                           539
   *18,000  C-Cor.net Corp.                                              1,379
   *10,000  Com21, Inc.                                                    224
   *14,000  Commscope, Inc.                                                564
    *8,000  Copper Mountain Networks, Inc.                                 390
   *19,800  Corsair Communications, Inc.                                   161
   *38,000  CTC Communications Group, Inc.                               1,483
   *22,000  Digital Microwave Corp.                                        516
    *4,500  Ditech Communications Corp.                                    421
   *24,000  Ectel Ltd                                                      438
    *8,500  E-TEK Dynamics, Inc.                                         1,140
    *7,000  Gilat Satellite Networks Ltd.                                  831
    *9,000  Harmonic, Inc.                                                 855
    *4,000  Leap Wireless Int'l, Inc.                                      314
    *4,000  Metricom, Inc.                                                 315
   *15,000  MGC Communications, Inc.                                       761
   *25,000  Microcell Telecommunications, Inc.                             822
    *5,000  Millicom Int'l Cellular S.A.                                   312
   *22,000  MRV Communications, Inc.                                     1,383
    *8,000  Nice Systems Ltd. - SP ADR                                     394
    *4,000  NorthEast Optic Network, Inc.                                  250
    *6,300  Omnipoint Corp.                                                760
    *9,800  Optical Cable Corp.                                            196
   *22,000  Pairgain Technologies, Inc.                                    312
    *3,000  Plantronics, Inc.                                              215
   *11,000  Powertel, Inc.                                               1,104
    *5,500  Powerwave Technologies, Inc.                                   321
    *8,000  Proxim, Inc.                                                   880
   *15,000  Rogers Cantel Mobile Communications, Inc.                      546
    *9,000  Rural Cellular Corp. - CL A                                    815
   *39,400  TALK.com, Inc.                                                 699
   *20,000  Tekelec                                                        450
    *8,000  Terayon Communication Systems, Inc.                            503
    *7,000  ViaSat, Inc.                                                   349
   *10,000  Weblink Wireless, Inc.                                         155
   *31,000  World Access, Inc.                                             597
    *8,900  XETA Corp.                                                     295
                                                                        28,766

Telephone - 3.4%
    10,500  CFW Communications Co.                                         365
   *20,000  Intermedia Communications, Inc.                                776
   *46,500  Primus Telecommunications Group, Inc.                        1,778
   *30,000  Viatel, Inc.                                                 1,609
                                                                         4,528

Transportation - 1.0%
    30,000  Expeditors Int'l of Washington, Inc.                         1,314

Total Common Stocks
  (Cost $80,326) (a)                                                   129,810

VARIABLE DEMAND NOTES - 0.5%
PRINCIPAL AMOUNT
   640,900  Firstar Bank
             Milwaukee, N.A. - 6.16%                                       641

COMMERCIAL PAPER - 6.6%
PRINCIPAL AMOUNT
 1,500,000  Merrill Lynch - 6.12%
             Due 01/20/00                                                1,495
 3,000,000  Met Life Funding - 6.30%
             Due 01/20/00                                                2,990
 4,500,000  Toyota Motor Credit- 5.88%
             Due 01/10/00                                                4,493
                                                                         8,978

Total Short-Term Investments                                             9,619

Total Investments-102.8%
  (Cost $89,945) (a)                                                   139,429

Other Assets Less Liabilities - (2.8%)                                 (3,767)

Net Assets - 100%                                                     $135,662


(a) For tax purposes, cost is $90,758; the aggregate gross unrealized appreciation is $49,170, and aggregate gross unrealized depreciation is $499, resulting in net unrealized appreciation of $48,671 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 13>

Schedule of Investments                                      December 31, 1999

MONETTA SMALL-CAP EQUITY FUND

COMMON STOCKS - 91.8%                                                    VALUE
NUMBER OF SHARES                                                (In Thousands)

Commercial Services - 1.0%
    *2,000  MedQuist, Inc.                                              $   52

Computers - 14.3%
    *5,000  M-Systems Flash Disk Pioneers Ltd.                             164
     1,900  National Computer Systems, Inc.                                 71
    *2,000  QRS Corp.                                                      209
    *1,500  RadiSys Corp.                                                   77
    *1,500  RSA Security, Inc.                                             116
    *3,000  Silicon Storage Technology, Inc.                               124
                                                                           761

Electrical Components & Equipment - 2.3%
    *2,000  C-Cube MicroSystems, Inc.                                      124

Electronics - 11.9%
    *1,500  Amphenol Corp.                                                 100
     1,500  CTS Corp.                                                      113
    *5,000  Excel Technology, Inc.                                          89
    *2,000  Micrel, Inc.                                                   114
    *1,500  Orbotech Ltd.                                                  116
    *1,500  Sawtek, Inc.                                                   100
                                                                           632

Machinery-Diversified - 1.2%
     1,500  Helix Technology Corp.                                          67

Media - 2.9%
    *1,500  Jones Intercable, Inc. - CL A                                  104
      *500  Pegasus Communications Corp.                                    49
                                                                           153

Pharmaceuticals - 2.7%
    *3,400  Medicis Pharmaceutical Corp. - CL A                            145

Semiconductors - 5.5%
    *3,500  Amkor Technology, Inc.                                          99
    *1,000  Applied Micro Circuits Corp.                                   127
    *3,000  ESS Technology, Inc.                                            67
                                                                           293

Software - 13.0%
    *1,000  Concentric Network Corp.                                        31
    *2,000  DSET Corp.                                                      75
    *2,000  Genesys Telecommunications Labs, Inc.                          108
    *2,000  Pacific Internet Ltd.                                           94
    *2,000  Progress Software Corp.                                        113
    *3,000  Symantec Corp.                                                 176
    *3,200  The Santa Cruz Operation, Inc.                                  97
                                                                           694

Telecommunication Equipment - 13.5%
    *3,000  Advanced Fibre Communications, Inc.                            134
    *2,000  Carrier Access Corp.                                           134
    *3,000  C-Cor.net Corp.                                                230
    *2,000  Com21, Inc.                                                     45
      *600  E-TEK Dynamics, Inc.                                            81
    *1,000  Harmonic, Inc.                                                  95
                                                                           719

Telecommunications - 19.4%
    *4,000  Adelphia Business Solutions, Inc.                              192
    *3,000  Aspect Communications Corp.                                    117
    *2,700  CTC Communications Group, Inc.                                 105
    *1,000  Inet Technologies, Inc.                                         70
    *1,000  Metricom, Inc.                                                  79
    *3,000  Microcell Telecommunications, Inc.                              99
      *700  Omnipoint Corp.                                                 84
    *1,000  Powertel, Inc.                                                 100
    *5,000  TALK.com, Inc.                                                  89
    *2,000  ViaSat, Inc.                                                   100
                                                                         1,035

Telephone - 2.5%
    *3,500  Primus Telecommunications Group, Inc.                          134

Transportation - 1.6%
     2,000  Expeditors Int'l of Washington, Inc.                            88

Total Common Stocks
  (Cost $2,887) (a)                                                      4,897

VARIABLE DEMAND NOTES - 7.4%
PRINCIPAL AMOUNT
   213,100  Firstar Bank Milwaukee, N.A, - 6.16%                           213
   177,900  Warner Lambert - 6.08%                                         178
                                                                           391

Total Investments - 99.2%
  (Cost $3,278) (a)                                                      5,288

Other Assets Less Liabilities - 0.8%                                        44

Net Assets - 100%                                                       $5,332

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $2,039, and aggregate gross unrealized depreciation is $29, resulting in net unrealized appreciation of $2,010 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 14>

Schedule of Investments                                      December 31, 1999

MONETTA MID-CAP EQUITY FUND

COMMON STOCKS - 90.7%
                                                                         VALUE
NUMBER OF SHARES                                                (In Thousands)

Advertising - 1.8%
    *3,300  Lamar Advertising Co.                                      $   200
    *1,000  TMP Worldwide, Inc.                                            142
                                                                           342

Biotechnology - 2.4%
    *4,000  Biogen, Inc.                                                   338
    *1,000  Millennium Pharmacuticals, Inc.                                122
                                                                           460

Commercial Services - 1.9%
     3,000  Comdisco, Inc.                                                 112
    *3,000  Concord EFS, Inc.                                               77
    *2,500  Convergys Corp.                                                 77
    *2,500  USWeb Corp.                                                    111
                                                                           377

Computers - 4.6%
    *1,000  Apple Computer, Inc.                                           103
    *4,000  Cabletron Systems, Inc.                                        104
    *1,000  CheckFree Holdings Corp.                                       105
    *4,000  IXL Enterprises, Inc.                                          222
    *4,000  Synopsys, Inc.                                                 267
    *2,000  Whittman-Hart, Inc.                                            107
                                                                           908

Electric/Components & Equipment - 1.1%
    *3,000  American Power Conversion Corp.                                 79
     4,000  Montana Power Co.                                              144
                                                                           223

Electronics - 8.4%
    *3,000  Analog Devices, Inc.                                           279
    *4,000  Celestica, Inc.                                                222
    *3,000  DII Group, Inc.                                                213
    *4,000  Jabil Circuit, Inc.                                            292
     4,000  Linear Technology Corp.                                        286
    *3,500  Microchip Technology, Inc.                                     240
    *1,000  Solectron Corp.                                                 95
                                                                         1,627

Home Furnishings - 1.4%
    *4,000  Gemstar Int'l Group Ltd.                                       285

Media - 5.8%
     3,000  Dow Jones & Company, Inc.                                      204
    *3,000  Entercom Communications Corp.                                  198
    *2,500  Hispanic Broadcasting Corp.                                    231
    *5,000  Infinity Broadcasting Corp.                                    181
    *2,000  Univision Communications, Inc. - CL A                          204
    *2,000  USA Networks, Inc.                                             110
                                                                         1,128

Oil & Gas Producers - 2.7%
    *3,000  BJ Services Co.                                          $     125
    *4,000  Noble Drilling Corp.                                           131
    *4,000  Rowan Companies, Inc.                                           87
     3,000  Transocean Sedco Forex, Inc.                                   101
    *2,000  Weatherford Int'l, Inc.                                         80
                                                                           524

Pharmaceuticals - 3.2%
    *3,000  Forest Laboratories, Inc.                                      184
    *2,000  Medimmune, Inc.                                                332
     4,000  Mylan Laboratories, Inc.                                       101
                                                                           617

Retail - 1.1%
     2,400  Tiffany & Co.                                                  214

Semiconductors - 10.1%
    *4,000  Altera Corp.                                                   198
    *6,000  Atmel Corp.                                                    177
    *1,000  Broadcom Corp. - CL A                                          272
    *4,000  Conexant Systems, Inc.                                         266
     3,000  Dallas Semiconductor Corp.                                     193
    *3,000  National Semiconductor Corp.                                   129
    *2,000  Novellus Systems, Inc.                                         245
    *2,000  PMC-Sierra, Inc.                                               321
    *1,000  Qlogic Corp.                                                   160
                                                                         1,961

Software Applications/Enterprise Service- 10.1%
    *2,000  BEA Systems, Inc.                                              140
    *2,000  Citrix Systems, Inc.                                           246
    *1,000  i2 Technologies, Inc.                                          195
    *3,000  Intuit, Inc.                                                   180
    *4,000  Novell, Inc.                                                   159
    *2,000  Peregrine Systems, Inc.                                        168
    *5,000  Rational Software Corp.                                        246
    *4,000  Siebel Systems, Inc.                                           336
    *5,000  Symantec Corp.                                                 293
                                                                         1,963

Software Internet/Content - 13.0%
    *2,000  CNET, Inc.                                                     114
    *1,000  Commerce One, Inc.                                             197
    *4,000  Covad Communications Group, Inc.                               224
    *4,000  Exodus Communications, Inc.                                    355
    *2,000  Harbinger Corp.                                                 64
    *2,000  Inktomi Corp.                                                  177
    *1,000  Intraware, Inc.                                                 79
    *2,000  Lycos, Inc.                                                    159
    *4,000  Marimba, Inc.                                                  184
    *3,000  PSINet, Inc.                                                   185

<PAGE 15>

Schedule of Investments                                      December 31, 1999

MONETTA MID-CAP EQUITY FUND (Con't)

COMMON STOCKS
NUMBER OF SHARES                                                (In Thousands)

    *3,000  S1 Corp.                                                  $    234
    *5,000  Verio, Inc.                                                    231
    *2,000  Verticalnet, Inc.                                              328
                                                                         2,531

Software Miscellaneous - 5.8%
     2,500  Adobe Systems, Inc.                                            168
    *2,000  Cognos, Inc.                                                    92
    *2,000  Electronic Arts, Inc.                                          168
    *3,000  Legato Systems, Inc.                                           207
    *3,000  Macromedia, Inc.                                               219
    *4,000  Network Associates, Inc.                                       107
    *3,000  Parametric Technology Corp.                                     81
    *2,000  Research in Motion Ltd.                                         92
                                                                         1,134

Telecommunication Equipment - 6.1%
    *3,000  ADC Telecommunications, Inc.                                   218
    *1,000  Comverse Technology, Inc.                                      145
    *5,000  Metromedia Fiber Network, Inc. - CL A                          240
    *2,000  Qualcomm, Inc.                                                 352
     4,000  Scientific-Atlanta, Inc.                                       222
                                                                         1,177

Telecommunications - 9.9%
     3,000  BroadWing, Inc.                                                111
    *3,000  Echostar Communications Corp. - CL A                           292
    *4,000  Global Crossing Ltd.                                           200
    *3,000  Global Telesystems Group, Inc.                                 104
    *3,000  Loral Space & Communications Ltd.                               73
    *1,900  McLeodUSA, Inc.                                                112
    *2,000  NTL, Inc.                                                      249
    *4,000  Qwest Communications Int'l, Inc.                               172
    *2,000  VoiceStream Wireless Corp.                                     285
    *5,000  Western Wireless Corp.                                         334
                                                                         1,932

Telephone - 1.3%
     2,000  Telephone and Data Systems, Inc.                               252

Total Common Stocks
  (Cost $11,672) (a)                                                    17,655

VARIABLE DEMAND NOTES - 0.3%
PRINCIPAL AMOUNT
    60,500  Firstar Bank Milwaukee, N.A. - 6.16%                            61

COMMERCIAL PAPER - 15.3%                                                 VALUE
PRINCIPAL AMOUNT                                                (In Thousands)
   525,000  CIT Group - 5.80%
             Due 01/07/00                                            $     525

VARIABLE DEMAND NOTES - 12.6%
PRINCIPAL AMOUNT
   800,000  Ford Motor Credit - 6.10%
             Due 01/14/00                                                  798
   900,000  Merrill Lynch - 6.00%
             Due 01/18/00                                                  897
   750,000  Merrill Lynch - 6.12%
             Due 01/19/00                                                  748
                                                                         2,968

Total Short-Term Investments                                             3,029

Total Investments - 106.3%
  (Cost $14,701) (a)                                                    20,684

Other Assets Less Liabilities - ( 6.3%)                                (1,226)

Net Assets - 100%                                                      $19,458

(a) For tax purposes, cost is $14,735; the aggregate gross unrealized appreciation is $5,971, and aggregate gross unrealized depreciation is $23, resulting in net unrealized appreciation of $5,948 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 16>

Schedule of Investments                                      December 31, 1999

MONETTA LARGE-CAP EQUITY FUND

COMMON STOCKS - 93.4%                                                    VALUE
NUMBER OF SHARES                                                (In Thousands)

Biotechnology - 2.6%
    *4,000  Amgen, Inc.                                                $   240

Computers - 11.0%
    *3,000  3COM Corp.                                                     141
    *2,000  Cisco Systems, Inc.                                            214
    *3,000  Dell Computer Corp.                                            153
    *2,000  EMC Corp.                                                      219
    *2,000  Gateway, Inc.                                                  144
    *2,000  Sun Microsystems, Inc.                                         155
                                                                         1,026

Diversified Financial Services - 6.2%
     1,200  American Express Co.                                           200
     3,750  Citigroup, Inc.                                                208
     2,000  Merrill Lynch & Co., Inc.                                      167
                                                                           575

Health Care - 1.0%
     1,000  Johnson & Johnson Co.                                           93

Insurance - 1.5%
     1,250  American Int'l Group, Inc.                                     135

Media - 10.3%
     3,000  CBS Corp.                                                      192
    *3,000  Clear Channel Communications, Inc.                             267
     3,000  Comcast Corp. -  Special CL A                                  151
     4,000  Cox Communications, Inc. - CL A                                206
     2,000  Time Warner, Inc.                                              145
                                                                           961

Miscellaneous Manufacturing - 2.0%
     1,200  General Electric Co.                                           186

Oil & Gas Producers - 3.9%
     1,500  Exxon Mobil Corp.                                              121
     2,000  Halliburton Co.                                                 80
     2,500  Schlumberger Ltd.                                              141
       485  Transocean Sedco Forex, Inc.                                    16
                                                                           358

Pharmaceuticals - 5.1%
     4,000  American Home Products Corp.                                   158
     2,000  Merck & Co.                                                    134
     3,000  Pfizer, Inc.                                                    97
     2,000  Schering-Plough Corp.                                           85
                                                                           474

Retail - 8.5%
     2,000  Dayton Hudson Corp.                                            147
     3,750  Home Depot, Inc.                                               257
    *2,500  Kohl's Corp.                                                   181
     3,000  Wal-Mart Stores, Inc.                                          207
                                                                           792

Semiconductors - 5.5%
     2,000  Intel Corp.                                                    165
    *2,000  Micron Technology, Inc.                                        155
     2,000  Texas Instruments, Inc.                                        194
                                                                           514

Software - 11.1%
    *4,000  America Online, Inc.                                           302
    *1,400  Microsoft Corp.                                                163
    *2,000  Oracle Corp.                                                   224
      *800  Yahoo!Inc.                                                     346
                                                                         1,035

Telecommunication Equipment - 12.1%
    *2,000  JDS Uniphase Corp.                                             323
     3,000  Lucent Technologies, Inc.                                      224
     2,000  Motorola, Inc.                                                 294
     1,500  Nokia Corp. - SP ADR                                           285
                                                                         1,126

Telecommunications - 4.9%
    *2,000  General Motors Corp. - CL H                                    192
    *2,500  Nextel Communications, Inc. - CL A                             258
                                                                           450

Telephone - 7.7%
     2,000  ALLTEL Corp.                                                   166
    *3,000  MCI Worldcom, Inc.                                             159
    *3,000  Nextlink Communications, Inc.                                  249
     3,000  SBC Communications, Inc.                                       146
                                                                           720

Total Common Stocks
  (Cost $5,541) (a)                                                      8,686

VARIABLE DEMAND NOTES - 6.7%
PRINCIPAL AMOUNT
   368,500  Firstar Bank Milwaukee, N.A. - 6.16%                           368
   251,600  Warner Lambert - 6.08%                                         252
                                                                           620

Total Investments - 100.1%
  (Cost $6,161) (a)                                                      9,305

Other Assets Less Liabilities - (0.1%)                                     (7)

Net Assets - 100%                                                       $9,298

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $3,205, and aggregate gross unrealized depreciation is $61, resulting in net unrealized appreciation of $3,144 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 17>

Schedule of Investments                                      December 31, 1999

MONETTA BALANCED FUND

COMMON STOCKS - 69.1%                                                    VALUE
NUMBER OF SHARES                                                (In Thousands)

Computers - 8.0%
    *3,000  3COM Corp.                                                 $   141
    *3,000  Dell Computer Corp.                                            153
    *7,000  M-Systems Flash Disk Pioneers Ltd.                             230
    *3,000  Sun Microsystems, Inc.                                         232
                                                                           756

Diversified Financial Services - 6.5%
     5,000  Citigroup, Inc.                                                278
     4,000  Merrill Lynch & Co., Inc.                                      334
                                                                           612

Media - 5.1%
    *3,000  Clear Channel Communications, Inc.                             268
    *3,000  Cox Communications, Inc. - CL A                                155
    *1,500  Spanish Broadcasting System, Inc. - CL A                        60
                                                                           483

Oil & Gas Producers - 2.0%
     3,000  Schlumberger Ltd.                                              169
       582  Transocean Sedco Forex, Inc.                                    20
                                                                           189

Pharmaceuticals - 4.1%
     4,000  American Home Products Corp.                                   158
     2,000  Merck & Co.                                                    134
     3,000  Pfizer, Inc.                                                    97
                                                                           389

Retail - 9.3%
     4,000  Dayton Hudson Corp.                                            294
     4,500  Home Depot, Inc.                                               309
     4,000  Wal-Mart Stores, Inc.                                          276
                                                                           879

Semiconductors - 3.5%
     4,000  Intel Corp.                                                    329

Software - 10.9%
    *3,000  America Online, Inc.                                           226
    *2,000  Microsoft Corp.                                                234
    *2,000  Oracle Corp.                                                   224
      *800  Yahoo! Inc.                                                    346
                                                                         1,030

Telecommunication Equipment 8.0%
     3,500  Lucent Technologies, Inc.                                      262
     2,000  Motorola, Inc.                                                 294
     2,000  Nortel Networks Corp.                                          202
                                                                           758

Telecommunications - 5.7%
    *3,000  Adelphia Business Solutions, Inc.                              144
    *4,000  Qwest Communications Int'l, Inc.                               172
    *4,000  TALK.com, Inc.                                                  71
     3,000  Vodafone Group PLC - SP ADR                                    148
                                                                           535

Telephone - 6.0%
     3,000  ALLTEL Corp.                                                   248
    *6,000  MCI Worldcom, Inc.                                             318
                                                                           566

Total Common Stock
  (Cost $4,162) (a)                                                      6,527

VARIABLE DEMAND NOTES - 1.8%
PRINCIPAL AMOUNT
   168,600  Firstar Bank Milwaukee,
             N.A. - 6.16%                                                  169

TREASURY NOTES - 4.2%
PRINCIPAL AMOUNT
   350,000  US Treasury Note
             8.125% Due 08/15/19                                           399
CORPORATE BONDS - 20.9%
PRINCIPAL AMOUNT
   300,000  Chase Manhattan Corp.
             9.750% Due 11/01/01                                           314
   300,000  National Rural Utilities
             6.250% Due 04/15/03                                           291
   300,000  US Central Credit Union
             6.00% Due 05/21/03                                            293
   350,000  Worldcom, Inc.
             7.550% Due 04/01/04                                           355
   300,000  Bank United Corp.
             8.875% Due 05/01/07                                           279
   175,000  Ford Motor Credit Co.
             7.375% Due 10/28/09                                           173
   300,000  East Coast Power, LLC
             7.066% Due 03/31/12                                           270
                                                                         1,975

MORTGAGE OBLIGATIONS - 3.6%
PRINCIPAL AMOUNT
   344,995  Green Tree Home Imprv. Mortgage
             6.780% Due 06/15/28                                           340

Total Investments - 99.6%
  (Cost $7,152) (a)                                                      9,409

Other Assets Less Liabilities - 0.4%                                        40

Total Net Assets - 100%                                                 $9,449

<PAGE 18>

Schedule of Investments                                      December 31, 1999

MONETTA INTERMEDIATE BOND FUND

Corporate Bonds - 77.6%                                                  VALUE
PRINCIPAL AMOUNT                                                (In Thousands)
   940,000  Pacific Gas & Elec. - 8.750% 01/01/01                      $   957
   700,000  Chase Manhattan Corp. - 9.750% 11/01/01                        734
   800,000  Cox Enterprises, Inc. - 6.625% 06/14/02                        790
   860,000  Tyco Int'l Group - 6.875% 09/05/02                             847
   100,000  Webb (DEL E.) - 9.750% 03/01/03                                100
   850,000  National Rural Utilities - 6.250% 04/15/03                     825
   850,000  US Central Credit Union 6.000% 05/21/03                        829
   850,000  Bank of America Corp.- 6.875% 06/01/03                         842
 1,000,000  NRG Energy Inc. - 8.000% 11/01/03                              991
   665,000  Worldcom, Inc. - 7.550% 04/01/04                               674
   300,000  The Money Store - 8/375% 04/15/04                              310
   900,000  Associates Corp., NA - 5.800% 04/20/04                         853
   955,000  American Express - 6.750% 06/23/04                             939
   750,000  Newcourt Credit Group - 6.875% 02/16/05                        736
   365,000  Bank United Corp. - 8.875% 05/01/07                            340
   900,000  LCI Int'l, Inc. - 7.250% 06/15/07                              865
   900,000  Lehman Brothers, Inc. - 6.625% 02/15/08                        834
   200,000  Jones Intercable - 10/500% 03/01/08                            211
   635,000  Countrywide Home Loan-6.250% 04/15/09                          571
   800,000  Cilcorp, Inc. - 8.700% 10/15/09                                809
   850,000  Ford Motor Credit - 7.375% 10/28/09                            841
   585,000  East Coast Power - 7.066% 03/31/12                             527
                                                                        15,425

U.S. GOVERNMENT AGENCIES - 14.0%
PRINCIPAL AMOUNT
 1,000,000  Inter-American Development Bank
             Discount Note 01/12/00 - 5.850%                               998
   800,000  Federal Home Loan Mortgage Corp.
             5.500% 05/15/02                                               781
   250,000  HUD Housing Urban Development
             6.360% 08/01/04                                               245
   800,000  FNMA 5.750% 06/15/05                                           760
                                                                         2,784

MORTGAGE OBLIGATIONS - 0.1%
PRINCIPAL AMOUNT
     9,012  GNMA 8 1/2  07/15/21                                             9

VARIABLE DEMAND NOTES - 4.4%
PRINCIPAL AMOUNT
   886,600  Firstar Bank Milwaukee,
             N.A.- 6.16%                                                   887

COMMERCIAL PAPER - 5.5%
PRINCIPAL AMOUNT
   500,000  Campbell Soup Co.- 5.80% Due 01/21/00                          498
   600,000  Metlife Funding - 5.88% Due 01/28/00                           597
                                                                         1,095

Total Investments - 101.6%
  (Cost $20,528) (a)                                                    20,200

Other Assets Less Liabilities - (1.6%)                                   (327)

Net Assets - 100%                                                      $19,873

<PAGE 19>

MONETTA GOVERNMENT MONEY MARKET FUND

GOVERNMENT OBLIGATIONS - 100.7%
                                                                         VALUE
PRINCIPAL AMOUNT                                                (In Thousands)

FEDERAL HOME LOAN BANK DISCOUNT - 32.4%
PRINCIPAL AMOUNT
   570,000  Due 02/07/00 - 5.570%                                      $   567
   415,000  Due 02/16/00 - 5.670%                                          412
   220,000  Due 02/23/00 - 5.750%                                          218
                                                                         1,197

FEDERAL FARM CREDIT - 15.3%
PRINCIPAL AMOUNT
   570,000  Due 01/28/00 - 5.580%                                          568

FEDERAL NATIONAL MORTGAGE ASSOC. - 19.2%
PRINCIPAL AMOUNT
   711,000  Due 01/21/00 - 5.250%                                          709

FEDERAL HOME LOAN MORTGAGE CORP. - 33.8%
PRINCIPAL AMOUNT
   483,000  Due 01/10/00 - 5.620%                                          482
   771,000  Due 01/13/00 - 5.770%                                          769
                                                                         1,251

Total Investments - 100.7%                                               3,725

Other Assets Less Liabilities - (0.7%)                                    (25)

Net Assets - 100%                                                       $3,700

BALANCED FUND FOOTNOTE:

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $2,498, and aggregate gross unrealized depreciation is $241, resulting in net unrealized appreciation of $2,257 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

INTERMEDIATE BOND FUND FOOTNOTE:

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $1, and aggregate gross unrealized depreciation is $329, resulting in net unrealized depreciation of $328 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

GOVERNMENT MONEY MARKET FUND FOOTNOTE:

(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements.

<PAGE 19>

STATEMENTS OF ASSETS AND LIABILITIES                         December 31, 1999
(In Thousands)

                                          Small-Cap     Mid-Cap   Large-Cap
                                Monetta     Equity      Equity     Equity
                                 Fund        Fund        Fund       Fund
Assets:
Investments at market value
 (cost: $89,945; $3,278;
 $14,701; $6,161; $7,152;
 $20,528; $3,725) (Note 1)      $139,429    $5,288      $20,684     $9,305
Cash                            0           3           (a)         4
Receivables:
  Interest and dividends        24          2            5          4
  Securities sold               1,518       214          111        0
  Fund shares sold              0           0            1          2

Total Assets                    140,971     5,507        20,801     9,315

Liabilities:
Payables:
  Custodial bank                75          0            0          0
  Investment advisory fees
   (Note 2)                     102         3            12         5
  Distribution and service
   charges payable              0           1            16         5
  Investments purchased         5,067       164          1,309      0
  Fund shares redeemed          0           0            0          2
Accrued expenses                65          7            6          5

Total Liabilities               5,309       175          1,343      17

Net Assets                      135,662     5,332        19,458     9,298

Analysis of net assets:
Paid in capital (b)             80,030      3,223        10,601     6,103
Accumulated undistributed
 net investment income          520         0            0          0
Accumulated undistributed
 net realized gain (loss)       5,628       99           2,874      51
Net unrealized appreciation
 (depreciation)on investments   49,484      2,010        5,983      3,144

Net Assets                      $135,662    $5,332       $19,458    $9,298

Net asset value, offering
 price, and redemption price
 per  share (5,974 shares of
 capital  stock and 244; 956;
 463; 581; 1,940; 3,700 shares
 of beneficial interest issued
 and outstanding respectively)  $22.71      $21.83       $20.36     $20.06

                                               Intermediate      Government
                                  Balanced         Bond         Money Market
                                    Fund           Fund             Fund
Assets:
Investments at market value
 (cost: $89,945; $3,278;
 $14,701; $6,161; $7,152;
 $20,528; $3,725) (Note 1)         $9,409        $20,200           $3,725
Cash                               0             0                 0
Receivables:
  Interest and dividends           58            269               0
  Securities sold                  0             0                 0
  Fund shares sold                 0             1                 0

Total Assets                       9,467         20,470            3,725

Liabilities:
Payables:
  Custodial bank                   5             83                22
  Investment advisory fees
   (Note 2)                        3             2                 0
  Distribution and service
   charges payable                 5             4                 0
  Investments purchased            0             504               0
  Fund shares redeemed             0             0                 0
Accrued expenses                   5             4                 3

Total Liabilities                  18            597               25

Net Assets                         9,449         19,873            3,700

Analysis of net assets:
Paid in capital (b)                6,960         20,251            3,700
Accumulated undistributed
 net investment income             2             4                 0
Accumulated undistributed
 net realized gain (loss)          230           (54)              0
Net unrealized appreciation
 (depreciation) on investments     2,257         (328)             0

Net Assets                         $9,449        $19,873           $3,700

Net asset value, offering price,
 and redemption price per share
 (5,974 shares of capital stock
 and 244; 956; 463; 581; 1,940;
 3,700 shares of  beneficial
 interest issued and outstanding
 respectively)                     $16.27        $10.24            $1.00

See accompanying notes to financial statements.(a) Rounds to less than $1,000.(b) Amount for Monetta Fund represents $59 of $0.01 par value and $79,971 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

<Page 20>

STATEMENTS OF OPERATIONS                                     December 31, 1999
(In Thousands)

                                      Small-Cap      Mid-Cap      Large-Cap
                           Monetta      Equity       Equity        Equity
                            Fund         Fund         Fund          Fund
Investment income and
 expenses:
Investment income:
  Interest                  $381          $18          $66           $21
  Dividend                  69            1            28            26
  Other income              *1,586        0            (a)           0

Total investment income     2,036         19           94            47

Expenses:
  Investment advisory fee
   (Note 2)                 1,043         26           122           47
  Distribution expense      0             9            40            15
  Custodial fees and bank
   cash management fee      47            5            10            4
  Transfer and shareholder
   servicing agent fee      424           42           31            37

Total expenses              1,514         82           203           103
Expenses waived and
 reimbursed                 0             (a)           0             0

Expenses net of waived and
 reimbursed expenses        1,514         82           203           103

Net investment income
 (loss)                     522           (63)        (109)          (56)

Realized and unrealized gain
 (loss) on investments:
Realized gain (loss) on
 investments:
 Proceeds from sales        241,842       9,329       34,459         4,779
 Cost of securities sold    223,820       8,576       30,741         4,177

Net realized gain (loss)
 on investments             18,022        753         3,718          602

Net unrealized appreciation
 (depreciation) on
 investments:
 Beginning of period        22,489        755         2,452          837
 End of period              49,484        2,010       5,983          3,144

Net change in net unrealized
 appreciation (depreciation)
 on investments during the
 period                     26,995        1,255       3,531          2,307

Net realized and unrealized
 gain (loss) on
 investments                45,017        2,008        7,249         2,909

Net increase in net assets
 from operations            $45,539       $1,945       $7,140        $2,853


                                           Intermediate      Government
                               Balanced        Bond         Money Market
                                 Fund          Fund             Fund
Investment income and
 expenses:
Investment income:
  Interest                       $210          $812             $207
  Dividend                       23            0                0
  Other income                   0             (a)              (a)

Total investment income          233           812              207

Expenses:
 Investment advisory fee
  (Note 2)                       37            45               10
 Distribution expense            23            32               4
 Custodial fees and bank
  cash management fee            5             9                2
 Transfer and shareholder
  servicing agent fee            23            9                13

Total expenses                   88            95               29
Expenses waived and
 reimbursed                      0             (26)             (15)

Expenses net of waived and
 reimbursed expenses             88            69               14

Net investment income (loss)     145           743              193

Realized and unrealized gain
 (loss) on  investments:
Realized gain (loss) on
 investments:
  Proceeds from sales            13,835        14,770           24,825
  Cost of securities sold        11,683        14,824           24,825

Net realized gain (loss) on
 investments                     2,152         (54)             0

Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period             2,067         96               0
 End of period                   2,257         (328)            0

Net change in net unrealized
 appreciation (depreciation)
 on investments during the
 period                          190           (424)            0

Net realized and unrealized
 gain (loss) on investments      2,342         (478)            0

Net increase in net assets
 from operations                 $2,487        $265             $193

*Includes $1,583 thousand received from claims filed in reference to class action suits primarily from ICN Pharmaceuticals and AHI Healthcare.

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.Page

<Page 21>

Statements of Changes in Net Assets                          December 31, 1999
(In Thousands)

                                                                 Small-Cap
                                       Monetta                    Equity
                                         Fund                      Fund
                                   1999        1998          1999        1998
From investment activities:
Operations:
  Net investment income (loss)     $522        $(925)        $(63)       $(70)
  Net realized gain (loss) on
   investments                     18,022      (12,315)      753         (655)
  Net change in net unrealized
   appreciation (depreciation)
   on investments during the
   period                          26,995      (736)         1,255       638

Net increase (decrease) in net
 assets from operations            45,539      (13,976)      1,945       (87)
  Distribution from net
   investment income               0           0             0           0
  Distribution from short-term
   capital gains, net (b)          0           (2,369)       0           (30)
  Distribution from net realized
   gains                           0           (3,088)       0           0

Increase (decrease) in net
 assets from investment
 activities                        45,539      (19,433)      1,945       (117)

From capital transactions
  (Note 3):

Proceeds from shares sold          5,790       11,137        870         2,479
Net asset value of shares
 issued through dividend
 reinvestment                      0           5,350         0           29
Cost of shares redeemed            (40,356)    (35,780)      (1,463)     (929)

Increase (decrease) in net
 assets from capital
 transactions                      (34,566)    (19,293)      593         1,579

Total increase (decrease)
 in net assets                     10,973      (38,726)      1,352       1,462
Net assets at beginning
 of period                         124,689     163,415       3,980       2,518

Net assets at end of period        $135,662    $124,689      $5,332      $3,980

Accumulated undistributed
 net investment income (loss)      $  520      $  0          $  0        $  0

                                        Mid-Cap                Large-Cap
                                         Equity                  Equity
                                          Fund                    Fund
                                    1999        1998        1999        1998
From investment activities:
Operations:
  Net investment income (loss)      $(109)      $31         $(56)       $(21)
  Net realized gain (loss) on
   investments                      3,718       (385)       602         (265)
  Net change in net unrealized
   appreciation (depreciation)
   on investments during the
   period                           3,531        411        2,307       638

Net increase (decrease) in net
 assets from operations             7,140        57         2,853       352
  Distribution from net
   investment income                0            (31)       0           0
  Distribution from short-term
   capital gains, net (b)           350          (741)      (34)        (208)
  Distribution from net realized
   gains                            0            (1,028)    (196)       (62)

Increase (decrease) in net
 assets from investment
 activities                         6,790        (1,743)    2,623       82

From capital transactions
 (Note 3):

Proceeds from shares sold           1,234        5,180      3,566       829
Net asset value of shares
 issued through dividend
 reinvestment                       344          1,770      220         264
Cost of shares redeemed             (7,830)      (8,195)    (1,296)     (1,255)

Increase (decrease) in net
 assets from capital
 transactions                       (6,252)      (1,245)    2,490       (162)

Total increase (decrease)
 in net assets                      538          (2,988)    5,113       (80)

Net assets at beginning
 of period                          18,920       21,908     4,185       4,265

Net assets at end of period         $19,458      $18,920    $9,298      $4,185

Accumulated undistributed
 net investment income (loss)       $  0         $  0       $  0        $  0

<Page 23/24>

                                                             Intermediate
                                       Balanced                  Bond
                                         Fund                    Fund
                                   1999        1998       1999         1998
From investment activities:
Operations:
  Net investment income (loss)     $145        $300       $743         $264
  Net realized gain (loss) on
   investments                     2,152       (919)      (54)         62
  Net change in net unrealized
   appreciation (depreciation)
   on investments during the
   period                          190         1,716      (424)        39

Net increase (decrease) in net
 assets from operations            2,487       1,097      265          365
  Distribution from net
   investment income               (144)       (300)      (740)        (264)
  Distribution from short-term
   capital gains, net (b)          (765)       (395)      (7)          (23)
  Distribution from net realized
   gains                           (237)       (56)       (10)         (23)

Increase (decrease) in net
 assets from investment
 activities                         1,341       346        (492)        55

From capital transactions
 (Note 3):

Proceeds from shares sold           1,372        4,715      18,935      3,943
Net asset value of shares
 issued through dividend
 reinvestment                       1,110        404        542         257
Cost of shares redeemed             (8,863)      (3,030)    (5,788)     (1,512)

Increase (decrease) in net
 assets from capital
 transactions                       (6,381)      2,089      13,689      2,688

Total increase (decrease)
 in net assets                      (5,040)      2,435      13,197      2,743

Net assets at beginning
 of period                          14,489       12,054     6,676       3,933

Net assets at end of period         $9,449       $14,489    $19,873     $6,676

Accumulated undistributed
 net investment income (loss)       $  2         $  2       $  4        (a)

Page 23

                                            Government
                                           Money Market
                                               Fund
                                        1999          1998
From investment activities:
Operations:
  Net investment income (loss)          $193          $241
  Net realized gain (loss) on
   investments                          0             0
  Net change in net unrealized
   appreciation (depreciation)
   on investments during the
   period                               0             0

Net increase (decrease) in net
 assets from operations                 193           241
  Distribution from net
   investment income                    (193)         (241)
  Distribution from short-term
   capital gains, net (b)               0             0
  Distribution from net realized
   gains                                0             0

Increase (decrease) in net
 assets from investment
 activities                             0             0

From capital transactions
 (Note 3):

Proceeds from shares sold               6,542         5,724
Net asset value of shares
 issued through dividend
 reinvestment                           186           233
Cost of shares redeemed                 (7,123)       (6,326)

Increase (decrease) in net
 assets from capital
 transactions                           (395)         (369)

Total increase (decrease)
 in net assets                          (395)         (369)

Net assets at beginning
 of period                              4,095         4,464

Net assets at end of period             $3,700        $4,095

Accumulated undistributed
 net investment income (loss)           $  0          $  0

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

Notes To Financial Statements                                December 31, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES:
    Monetta Fund, Inc. ("Monetta Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential with income as a secondary objective. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

    Monetta Trust ("the Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

    Small-Cap Equity Fund.
    The primary objective of this Fund is capital appreciation. The Fund typically invests in companies with a market capitalization of less than $1 billion.

    Mid-Cap Equity Fund.
    The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

    Large-Cap Equity Fund.
    The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

    Balanced Fund.
    The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

    Intermediate Bond Fund.
    The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

    Government Money Market Fund.
    The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

    The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the "Funds". The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

    (a)  Securities Valuation
         Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

    (b)  Use of Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

    (c)  Federal Income Taxes
         It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

Notes To Financial Statements                                December 31, 1999

         The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, Monetta Intermediate Bond Fund had accumulated capital loss carry forwards for tax purposes of $28,202, which will expire on December 31, 2007.

         Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and losses and gains from real estate investment trusts.

    (d)  General
         Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight line basis over the life of each applicable security.

    (e)  Distributions of Incomes and Gains
         Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

         Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

         For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. The Monetta Large-Cap Equity Fund and Monetta Mid-Cap Equity Fund had net operating losses for tax purposes of $56,522 and $109,495, respectively, which were offset by short-term capital gains and were reclassified from accumulated undistributed net investment loss to accumulated undistributed net realized gain. The Monetta Small-Cap Equity Fund had net operating losses for tax purposes of $63,347 which were reclassified from accumulated undistributed net investment loss to capital.

         For the year ended December 31, 1999, the Monetta Balanced Fund, Monetta Intermediate Bond Fund, and Monetta Large-Cap Equity Fund paid long-term capital gains of $237,045, $10,251, and $195,944, respectively. For corporate shareholders of the Monetta Large-Cap Equity Fund, 31% of the income distributions for the year ended December 31, 1999, qualify for the dividend received deduction.

2.  RELATED PARTIES:
    Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment advisor, Monetta Financial Services, Inc. (Advisor). For the year ended December 31, 1999, renumerations required to be paid to all interested directors or trustees has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective funds.

    Each Fund pays an investment advisory fee to the Advisor based on that Fund's individual net assets, payable monthly at the annual rate of 1.0% for Monetta Fund; 0.75% for the Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for the Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Funds' ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Funds' custodian and transfer agent. Investment advisory fees waived for the year ended December 31, 1999, for the Intermediate Bond Fund were $25,653 of total fees of $44,893.
    Investment advisory fees waived, and 12B-1 fees waived through December
    31, 1999, for the Government Money Market Fund were $10,257, and $4,103, respectively. Additionally, brokerage commissions of $660, $4,725 and $200, were paid by the Monetta Fund, Mid-Cap Fund, and Balanced Fund, respectively to Monetta Investment Services, L.L.C. during the year ended December 31, 1999.

Notes To Financial Statements                                December 31, 1999

    Monetta Financial Services, Inc., as of December 31, 1999 owned 45,645 shares or 7.9% of the Balanced Fund, 18,092 shares or 7.4% of the Small-Cap Fund, 80,069 shares or 2.2% of the Government Money Market Fund and 7,629 shares or 1.6% of the Large-Cap Fund. Monetta Financial Services, Inc. owns less than 1% of the Intermediate Bond Fund, the Monetta Fund, and the Mid-Cap Equity Fund.

3. CAPITAL STOCK AND SHARE UNITS:There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

                                        Small-Cap        Mid-Cap     Large-Cap
                          Monetta         Equity         Equity        Equity
(In Thousands)             Fund            Fund           Fund          Fund
1998 beginning shares      9,460           181            1,463         319

Shares sold                702             184            375           63

Shares issued upon
 dividend reinvestment     412             2              144           23

Shares redeemed            (2,241)         (70)           (588)         (94)

Net increase (decrease)
 in shares outstanding     (1,127)         116            (69)          (8)

1999 beginning shares      8,333           297            1,394         311

Shares sold                397             56             82            224

Shares issued upon
 dividend reinvestment     0               0              23            13

Shares redeemed            (2,756)         (109)          (543)         (85)

Net increase (decrease)
 in shares outstanding     (2,359)         (53)           (438)         152

Ending shares              5,974           244            956           463

                                                        Government
                                        Intermediate       Money
                           Balanced         Bond           Market
(In Thousands)               Fund           Fund            Fund
1998 beginning shares        856            377            4,464

Shares sold                  329            369            5,724

Shares issued upon
 dividend reinvestment       31             24              233

Shares redeemed              (215)          (143)           (6,326)

Net increase (decrease)
 in shares outstanding       145            250             (369)

1999 beginning shares        1,001          627             4,095

Shares sold                  87             1,815           6,542

Shares issued upon
 dividend reinvestment       77             52              186

Shares redeemed              (584)          (554)           (7,123)

Net increase (decrease)
 in shares outstanding       (420)          1,313           (395)

Ending shares                581            1,940           3,700

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities were: Monetta Fund, $208,656,127 and $241,841,599 ; Small-Cap Fund, $8,472,282 and
    $9,329,596; Mid-Cap Fund, $26,246,960 and $34,459,577; Large-Cap Fund,
    $6,550,191 and $4,779,182; Balanced Fund, $6,568,626 and $13,834,833; and
    Intermediate Bond Fund, $27,044,156 and $14,770,418. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $402,609 and $286,239; and Intermediate Bond Fund, $5,096,239 and $3,828,875.

5.  DISTRIBUTION PLAN:
    The Trust and its shareholders have adopted a service and distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company
    Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

Notes To Financial Statements  December 31, 1999

6.  FINANCIAL HIGHLIGHTS:  Financial highlights for Monetta Fund for a share of
    capital stock outstanding throughout the period is   presented below:

                                    MONETTA FUND

                                   1999       1998        1997        1996
Net asset value at
 beginning of period              $14.964    $17.274     $15.842     $15.591

Net investment income (loss)      0.075      (0.104)     (0.041)     (0.079)

Net realized and unrealized gain
 (loss) on investments            7.672      (1.554)     4.223       0.330

Total from investment
 operations:                      7.747      (1.658)     4.182       0.251

Less:
  Distributions from net investment
   income                         0.000      0.000       0.000       0.000

  Distributions from short-term
   capital gains, net (a)         0.000      (0.283)     (1.910)     0.000

  Distributions from net
   realized gains                 0.000      (0.369)     (0.840)     0.000

Total distributions               0.000      (0.652)     (2.750)     0.000

Net asset value at end of period  $22.711    $14.964     $17.274     $15.842

Total return                      51.80%     (9.03%)     26.18%      1.60%

Ratio to average net assets:
  Expenses                        1.45%      1.36%       1.48%       1.38%
  Net investment income           0.50%      (0.64%)     (0.24%)     (0.51%)
  Portfolio turnover              210.9%     107.5%      97.8%       204.8%
Net assets ($ millions)           $135.7     $124.7      $163.4      $211.5

                                  MONETTA FUND

                                                  1995
Net asset value at
   beginning of period                           $14.515

Net investment income (loss)                     0.029

Net realized and unrealized gain
 (loss) on investments                           4.075

Total from investment
 operations:                                     4.104

Less:
  Distributions from net investment
   income                                        (0.028)

  Distributions from short-term capital
   gains, net (a)                                (3.000)

  Distributions from net realized gains          0.000

Total distributions                              (3.028)

Net asset value at end of period                 $15.591

Total return                                     28.02%

Ratio to average net assets:
  Expenses                                       1.36%
  Net investment income                          0.18%
  Portfolio turnover                             272.0%
Net assets ($ millions)                          $362.7

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

Notes To Financial Statements                                December 31, 1999

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

                              SMALL-CAP EQUITY FUND

                                                                  2/1/97
                                                                  Through
                                       1999          1998         12/31/97
Net asset value at beginning of
  period                             $13.396       $13.900        $10.000

Net investment income (loss)         (0.264)       (0.272)        (0.148)
Net realized and unrealized
 gain (loss) on investments          8.699         (0.136)        4.878

Total from investment operations     8.435         (0.408)        4.730

Less:
  Distributions from net
   investment income                 0.000         0.000          0.000
  Distributions from short-term
   capital gains, net (a)            0.000         (0.096)        (0.830)
  Distributions from net
   realized gains                    0.000         0.000          0.000

Total distributions                  0.000         (0.096)        (0.830)

Net asset value at end of period     $21.831       $13.396        $13.900

Total return*                        62.91%        (2.81%)        47.17%

Ratios to average net assets:
  Expenses*                          2.36%         2.39%          1.75%
  Net investment income*             (1.82%)       (2.04%)        (1.13%)
  Portfolio turnover                 265.0%        200.4%         138.8%
Net assets ($ thousands)             $5,332        $3,980         $2,518

                                      MID-CAP EQUITY FUND

                                     1999       1998        1997       1996
Net asset value at beginning of
   period                           $13.571    $14.975     $14.814    $11.962

Net investment income (loss)        (0.099)    0.022       (0.045)    0.044

Net realized and unrealized
 gain (loss) on investments         7.225      (0.266)     4.296      2.852

Total from investment operations    7.126      (0.244)     4.251      2.896

Less:
  Distributions from net
   investment income                0.000      (0.022)     0.000      (0.044)
  Distributions from short-term
   capital gains, net (a)           (0.342)    (0.477)     (1.452)    0.000
  Distributions from net
   realized gains                   0.000      (0.661)     (2.638)    0.000

Total distributions                 (0.342)    (1.160)     (4.090)    (0.044)

Net asset value at end of period    $20.355    $13.571     $14.975    $14.814

Total return*                       53.39%     (0.85%)     29.14%     24.20%
Ratios to average net assets:
  Expenses*                         1.25%      1.21%       1.26%      1.23%
  Net investment income*            (0.67%)    0.15%       (0.28%)    0.32%
  Portfolio turnover                170.4%     237.6%      137.8%     93.3%
Net assets ($ thousands)            $19,458    $18,920     $21,908    $17,338

                                          MID-CAP EQUITY FUND
                                                1995
Net asset value at beginning of
   period                                      $12.199

Net investment income (loss)                   0.059

Net realized and unrealized
   gain (loss) on investments                  2.874

Total from investment operations               2.933

Less:
  Distributions from net
   investment income                           (0.050)
  Distributions from short-term
   capital gains, net (a)                      (2.990)
  Distributions from net
   realized gains                              (0.130)

Total distributions                            (3.170)

Net asset value at end of period               $11.962

Total return*                                  24.54%
Ratios to average net assets:
  Expenses                                     1.25%
  Net investment income                        0.44%
  Portfolio turnover                           254.4%
Net assets ($ thousands)                       $14,216

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

Notes To Financial Statements                                December 31, 1999

                                      LARGE-CAP EQUITY FUND

                                    1999       1998      1997       1996
Net asset value at beginning of
 period                            $13.437    $13.359   $12.266    $10.571

Net investment income (loss)       (0.147)    (0.068)   (0.007)    0.023
Net realized and unrealized
 gain (loss) on investments        7.297      1.074     3.250      2.928

Total from investment operations   7.150      1.006     3.243      2.951

Less:
  Distributions from net
   investment income               0.000      0.000     0.000      (0.023)
  Distributions from short-term
   capital gains, net (a)          (0.078)    (0.714)   (1.113)    (1.188)
  Distributions from net
   realized gains                  (0.447)    (0.214)   (1.037)    (0.045)

Total distributions                (0.525)    (0.928)   (2.150)    (1.256)

Net asset value at end of period   $20.062    $13.437   $13.359    $12.266

Total return*                      53.98%     8.99%     26.64%     28.20%
Ratios to average net assets:
  Expenses*                        1.66%      1.86%     1.51%      1.51%
  Net investment income*           (0.91%)    (0.52%)   (0.05%)    0.31%
  Portfolio turnover               81.4%      207.5%    123.2%     152.7%
Net assets ($ thousands)           $9,298     $4,185    $4,265     $2,288

                                       LARGE-CAP EQUITY FUND

                                              9/1/95
                                              Through
                                              12/31/95
Net asset value at beginning of
   period                                      $10.000

Net investment income (loss)                   0.005
Net realized and unrealized
   gain (loss) on investments                  0.570

Total from investment operations               0.575

Less:
  Distributions from net
   investment income                           (0.004)
  Distributions from short-term
   capital gains, net (a)                      0.000
  Distributions from net
   realized gains                              0.000

Total distributions                            (0.004)

Net asset value at end of period$10.571

Total return*                                  5.74%
Ratios to average net assets:
  Expenses*                                    0.69%
  Net investment income*                       0.05%
  Portfolio turnover                           38.2%
Net assets ($ thousands)                       $1,072

                                          BALANCED FUND

                                    1999       1998       1997        1996
Net asset value at beginning of
 period                            $14.476    $14.078    $12.643     $10.605

Net investment income (loss)       0.239      0.290      0.264       0.132
Net realized and unrealized
 gain (loss) on investments        3.741      0.838      2.398       2.598

Total from investment operations   3.980      1.128      2.662       2.730

Less:
  Distributions from net
   investment income               (0.265)    (0.286)    (0.224)     (0.132)
  Distributions from short-term
   capital gains, net (a)          (1.468)    (0.389)    (0.927)     (0.560)
  Distributions from net
   realized gains                  (0.455)    (0.055)    (0.076)     0.000

Total distributions                (2.188)    (0.730)    (1.227)     (0.692)

Net asset value at end of period   $16.268    $14.476    $14.078     $12.643

Total return*                      29.60%     8.59%      21.21%      25.94%
Ratios to average net assets:
  Expenses*                        0.95%      0.84%      1.02%       1.40%
  Net investment income*           1.55%      2.06%      1.88%       1.54%
  Portfolio turnover               71.3%      127.7%     115.9%      117.8%
Net assets ($ thousands)           $9,449     $14,489    $12,054     $2,336

                                            BALANCED FUND

                                            9/1/95
                                            Through
                                            12/31/95
Net asset value at beginning of
 period                                     $10.000

Net investment income (loss)                0.009
Net realized and unrealized
 gain (loss) on investments                 0.602

Total from investment operations            0.611

Less:
  Distributions from net
   investment income                        (0.004)
  Distributions from short-term
   capital gains, net (a)                   (0.002)
  Distributions from net
   realized gains                           0.000

Total distributions                         (0.006)

Net asset value at end of period            $10.605

Total return*                               6.16%
Ratios to average net assets:
  Expenses*                                 0.91%
  Net investment income*                    0.08%
  Portfolio turnover                        54.8%
Net assets ($ thousands)                    $410

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

Page 29

Notes To Financial Statements                                December 31, 1999

                                       INTERMEDIATE BOND FUND

                                    1999       1998        1997        1996
Net asset value at beginning of
 period                            $10.652    $10.445     $10.208    $10.244

Net investment income              0.602      0.592       0.599      0.612
Net realized and unrealized gain
 (loss) on investments             (0.435)    0.269       0.278      0.019

Total from investment operations   0.167      0.861       0.877      0.631
Less:
  Distributions from net
   investment income               (0.565)    (0.577)     (0.592)    (0.612)
  Distributions from short-term
   capital gains, net (a)          (0.004)    (0.038)     (0.047)    (0.055)
  Distributions from net realized
   gains                           (0.006)    (0.039)     (0.001)    0.000

Total distributions                (0.575)    (0.654)     (0.640)    (0.667)

Net asset value at end of period   $10.244    $10.652     $10.445    $10.208

Total return                       1.60%      8.38%       8.91%      6.46%
Ratios to average net assets:
  Expenses - Net                   0.54%      0.55%       0.65%      0.55%
  Expenses - Gross (b)             0.74%      0.75%       0.87%      0.85%
  Net investment income-Net        5.78%      5.59%       5.82%      5.75%
  Net investment income-Gross (b)  5.58%      5.39%       5.60%      5.45%
  Portfolio turnover               115.2%     52.0%       96.7%      28.9%
Net assets ($ thousands)           $19,873    $6,676      $3,933     $2,769

                                       INTERMEDIATE BOND FUND

                                                1995
Net asset value at beginning of
   period                                      $9.624

Net investment income                          0.655
Net realized and unrealized gain
 (loss) on investments                         0.740

Total from investment operations               1.395
Less:
  Distributions from net
   investment income                           (0.655)
  Distributions from short-term
   capital gains, net (a)                      (0.120)
  Distributions from net realized
   gains                                       0.000

Total distributions                            (0.775)

Net asset value at end of period               $10.244

Total return                                   14.84%
Ratios to average net assets:
  Expenses - Net                               0.27%
  Expenses - Gross (b)                         0.75%
  Net investment income-Net                    5.94%
  Net investment income-Gross (b)              5.46%
  Portfolio turnover                           75.1%
Net assets ($ thousands)                       $3,589

                                GOVERNMENT MONEY MARKET FUND

                                   1999        1998        1997        1996
Net asset value at beginning of
 period                           $1.000      $1.000      $1.000      $1.000

Net investment income             0.047       0.051       0.050       0.049

Net realized and unrealized gain
 (loss) on investments            0.000       0.000       0.000       0.000

Total from investment operations  0.047       0.051       0.050       0.049
Less:
  Distributions from net
   investment income              (0.047)     (0.051)     (0.050)     (0.049)
  Distributions from short-term
   capital gains, net (a)         0.000       0.000       0.000       0.000
  Distributions from net realized
   gains                          0.000       0.000       0.000       0.000

Total distributions               (0.047)     (0.051)     (0.050)     (0.049)

Net asset value at end of period  $1.000      $1.000      $1.000      $1.000

Total return                      4.85%       5.24%       5.15%       5.06%
Ratios to average net assets:
  Expenses - Net                  0.35%       0.32%       0.39%       0.31%
  Expenses - Gross (b)            0.70%       0.68%       0.76%       0.67%
  Net investment income-Net       4.71%       5.11%       5.02%       4.95%
  Net investment income-Gross (b) 4.36%       4.76%       4.65%       4.59%
  Portfolio turnover              N/A         N/A         N/A         N/A
Net assets ($ thousands)          $3,700      $4,095      $4,464      $6,232

                                      GOVERNMENT MONEY MARKET FUND

                                                  1995
Net asset value at beginning of
 period                                          $1.000

Net investment income                            0.059
Net realized and unrealized gain
 (loss) on investments                           0.000

Total from investment operations                 0.059
Less:
  Distributions from net
   investment income                             (0.059)
  Distributions from short-term
   capital gains, net (a)                        0.000
  Distributions from net realized
   gains                                         0.000

Total distributions                              (0.059)

Net asset value at end of period                 $1.000

Total return                                     5.87%
Ratios to average net assets:
  Expenses - Net                                 0.07%
  Expenses - Gross (b)                           0.59%
  Net investment income-Net                      5.96%
  Net investment income-Gross (b)                5.17%
  Portfolio turnover                             N/A
Net assets ($ thousands)                         $4,393

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

Page 30

                    INDEPENDENT AUDITORS' REPORT

The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Small-Cap Equity Fund, Mid-Cap Equity Fund, Large-Cap Equity Fund, Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 1999, the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective funds constituting the Monetta Trust as of December 31, 1999, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                            KPMG LLP


Chicago, Illinois
January 18,2000

Page 31


[LOGO]               Share Purchase Application         [LOGO]

Use  this  form  for individual custodial, trust, profit sharing, or
pension plan accounts.   Do  not  use this form for Monetta Funds-sponsored
IRA, Defined Contribution (401(k) or 403(b)) plans which require forms available from Monetta Funds. For information please call 1-800-666-3882.

            1-800-MONETTA                       WWW.MONTTA.COM

A. Account Registration

[_]Individual                             [_]Joint Owner*

Name_______________________________     Birthdate________________
Social Security Number__________________Citizen of   [_] US   [_] Other
Joint Owner Name________________________Birthdate________________
Social Security Number__________________Citizen of   [_] US   [_] Other

* Registration will be Joint Tenants with Rights of Survivorship (JTWROS) unless otherwise specified.

[_]Gift to Minor
Custodian_______________________________________________________________
Minor__________________________________________ Minor's Birthdate_________
Minor's Social Security Number__________________Citizen of  [_] US  [_] Other

[_]Corporation, Partnership, or Other Entity
Name of Legal Entity______________________________________________________
Taxpayer Identification Number______________________________________________
A corporation resolution form or certificate is required for corporation accounts.

[_]Trust, Estate,or Guardianship
Name___________________________________________________________________
Name of Fiduciary(s)______________________________________________________
Taxpayer Identification Number________________________Date of Trust__________ Additional documentation and certification may be requested.

B. Mailing Address                      []Send Duplicate Confirmation To:

_____________________________________   ___________________________________
Street Address, Apt. #                  Name

_____________________________________   ___________________________________
City, State, Zip Code                   Street Address, Apt #

_____________________________________   ___________________________________
Daytime Phone Number                    City, State, Zip Code


-----------------------------------------------------------------------------



C. Investment Choices

The minimum initial investment is $250 for shares in any of the Monetta Funds. There is no minimum for subsequent investments; however, for the Automatic Investment Plan, the minimum is $25.


                                                      Distribution Options
                                                   Dividends & Capital Gains

                                    Contributions  Reinvested  Cash
[_]MONETTA FUND                     $____________  [_]         [_]
[_]MONETTA SMALL-CAP EQUITY FUND    $____________  [_]         [_]
[_]MONETTA MID-CAP EQUITY FUND      $____________  [_]         [_]
[_]MONETTA LARGE-CAP EQUITY FUND    $____________  [_]         [_]
[_]MONETTA BALANCED FUND            $____________  [_]         [_]
[_]MONETTA INTERMEDIATE BOND FUND   $____________  [_]         [_]
[_]MONETTA GOV'T MONEY MARKET FUND  $____________  [_]         [_]
              Total Amount Enclosed $____________ Will be reinvested if
                                                  no option checked.

Please see Section G for Bank Information



               AUTOMATIC INVESTMENT PLAN

  Amount          Frequency           Start        Day of
              Monthly     Quarterly   Month        Month
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________



D. Telephone Options

Your signed Application must be received at least 15 business days prior to initial transaction.

An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

[_]Check if savings account

TELEPHONE REDEMPTION. The proceeds will be mailed to the address in Section B. The telephone redemption privilege automatically applies unless you check the box below.

                [_]I DO NOT authorize telephone redemption

If you have not declined telephone redemption and you elect to have the amount deposited (via wire payment) to your bank account, complete bank
account  information  below.   A $12.00 fee will be charged to your account
for each wire transfer.

TELEPHONE  EXCHANGE.   Permits   the   exchange  of  shares  between
identical  registered  accounts. The  telephone   exchange   privilege
automatically applies unless you check the box below.

                 [_]I DO NOT authorize telephone exchange

[_]Telephone Redemption (ACH). The proceeds will be electronically sent to your bank account. Complete bank account information below.

[_]Telephone  Purchase  (ACH).   Permits  the purchase of additional shares
using  your  bank  account to clear the transaction.   Minimum  of  $25.00.
Complete bank account information below.


Name(s) on Bank Account___________________   _______________________________
Bank Name______________________________ Bank Account Number_________________
Bank Address________________________________________________________________

______________________________________________________________________________

E. Checkwriting

(Monetta Government Money Market Fund Only. Not available for IRA or other retirement accounts).
                  _____________________
   Account Number|_____________________|
                 |_____________________|
                  (for Bank Use Only)

[_]Check this box if you would like to establish check redemption privileges for the Monetta Government Money Market Fund and have 10 checks and 2 deposit forms printed. Each additional book of checks and deposit forms will be $5.00. This amount will be deducted from your account. Check redemption privileges are subject to the conditions on the reverse side.

______________________________________________________________________________
Name on Monetta Government Money Market Fund Account (must be the same as Account Registration-please print)

______________________________________ ____________________________________
Authorized Signature(s) (For joint accounts, all owners must sign)
For a corporate, trust, other entity, or joint account, how many authorized signatures are required?__________________

______________________________________________________________________________

F. Backup Withholding

[] Check this box only if the IRS has notified you that you are subject to backup withholding.
______________________________________________________________________________

G. Bank Information for Automatic Investment Plan (AIP)

Your signed Application must be received at least 15 business days prior to initial transaction.

An unsigned voided check from your checking account or a savings account deposit slip is required with your application.

[_]Check if savings account



Name(s) on Bank Account____________________________________________________
Bank Name____________________________Bank Account Number__________________
Bank Address ______________________________________________________________
_________________________________________  ________________________________
Signature of Bank Account Owner            Signature of Joint Owner

*  Termination  must be in writing or by calling Firstar Trust Company.
Allow 5 business days to become effective. Your participation in the Plan will terminate automatically if you redeem all your Monetta fund shares.
* IRA contributions apply as a current year purchase (purchases may not be used for prior year contributions).
______________________________________________________________________________

H. Signature & Certification

I affirm that I have received a current prospectus of the Funds and agree to be bound by its terms. I certify that I have full authority and legal capacity to purchase shares of the Fund(s) and to establish and use any related privileges, and agree that such privileges and their terms and conditions shall be governed by Illinois law. If I have not provided a social security or other tax identification number in Part A of the application, by signing the application, I: (i) certify, under penalties of perjury, that I have not been issued a number but have applied (or soon will apply) for one; and (ii) understand that if I do not provide the Funds or their transfer agent with a certified number within 60 days, they will be required to withhold 31% from all dividend, capital gain, and redemption payments from my account(s) until I provide them with a certified number.

I understand that the Telephone Redemption and Exchange Privilege(s) will apply to my account unless I have specifically declined the privilege in
Part D of this  application.   I  understand  that  by  signing this
application, unless the Privilege(s) is declined, I agree that neither the Funds nor their transfer agent, their agents, officers, trustees or employees will be liable for any loss, liability, cost or expense for acting instructions given under the Privilege(s), placing the risk of any loss on me. See "How to Redeem Shares - By Exchange" in the prospectus.

I agree that any of the Funds and their transfer agent may redeem shares and retain the proceeds from any of my account(s) with any Fund(s) up to a total of (a) any IRS penalties attributed to my failure to provide any of the Funds or their transfer agent with correct and complete information requested by either, and (b) any tax not withheld from distributions to me which should have been withheld by them.

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION IN THIS PARAGRAPH REQUIRED TO AVOID BACKUP WITHHOLDING.

(Note: you must check the box in Part F of this application if the IRS has notified you that you are subject to backup withholding due to your failure to report such income).

____________________________________  ______________________________________
Signature*                      Date  Signature of Co-Owner, if any     Date

* If shares are to be registered in the name of (1) two persons jointly, both persons must sign, (2) a custodian for a minor, the custodian must sign, (3) a trust, the trustee(s) must sign, or (4) a corporation or other entity, an officer must sign and print name and title on space below.

______________________________________________________________________________
Print name and title of officer signing for a corporation or other entity.
______________________________________________________________________________

I. Dealer Information
   (Required only if purchasing through a Broker/Dealer.)


Please be sure to complete representative's first name and middle initial.

____________________________________  _________________________________________
Dealer Name                           Representative's Last Name  First Name MI


DEALER HEAD OFFICE                    REPRESENTATIVE'S BRANCH OFFICE

____________________________________  _________________________________________
Address                               Address
____________________________________  _________________________________________
City, State Zip                       City, State, Zip
____________________________________  _________________________________________
Telephone Number                      Telephone Number

B.N.   0___ ___ ___ ___               _________________________________________
For Internal Use Only                 Rep's A.E. Number
______________________________________________________________________________

                         Make Checks Payable to Monetta Funds

Overnight Express Mail to:                   Mail Completed Application to:
Monetta Funds                                Monetta Funds
c/o Firstar Trust Company                    c/o Firstar Trust Company
615 East Michigan Street                     Mutual Fund Services
3rd Floor                                    P.O. Box 701
Milwaukee, WI 53202                          Milwaukee, WI 53202-0701
_____________________________________________________________________________


J. Condition of Redemption Option

Checks may not be for less than $500 or such other minimum amounts as may from time to time be established by the Monetta Government Money Market Fund upon prior written notice to its shareholders. Maximum amount for
withdrawal  is  $50,000.   Shares  purchased  by   check (including
certified or cashier's check), will not be redeemed by checkwriting or any other method of redemption until the transfer agent is reasonably satisfied that the check has been collected, which could take up to 7 days from the purchase date.

By  signing this card, I appoint the Firstar Bank Milwaukee, NA, my agent to present checks drawn on this account to the transfer agent, Firstar Trust Company, as requests to redeem shares and I authorize the Monetta Government Money Market Fund and Firstar Trust Company to honor such requests and redeem shares in an amount equal to the amount of the check. I agree to be subject to the rules pertaining to the check redemption privileges as amended from time to time. The Monetta Government Money Market Fund or Firstar Trust Company may reserve the right to modify or terminate this account and authorization at any time.

                          PART C -- OTHER INFORMATION
                          ---------------------------

Item 23.      Exhibits
- -------     --------


    NOTE:     As used herein the term "Registration Statement" refers to the registration statement of registrant on form N-1A, no. 33-1398.

    (a)(1)     Amended and restated charter of registrant (2)

    (a)(2)     Articles supplementary dated February 4, 1992 (2)

    (a)(3)     Articles of amendment dated February 14, 1992 (2)

    (b)        Bylaws of registrant (amended and restated 11/10/88) (2)

    (c)        Form of stock certificate (2)

    (d) Investment Advisory Agreement with Monetta Financial Services, Inc., dated November 10, 1988 (2)

    (e)        Distribution Agreement with Funds Distributor, Inc. (2)

    (f)        None

    (g) Custody agreement with Firstar Trust Company (formerly First Wisconsin Trust Company) (2)

    (h)        Transfer Agent Agreement dated October 28, 1995 (2)

    (i)(1)     Opinion of counsel (2)

    (j)(1)     Consent of independent auditors

    (j)(2)     Consent of counsel

    (k)        Not Applicable

    (l)        Subscription agreement (2)

    (m)        None

    (n)        None

    (p)        Code of Ethics

(1) Previously filed as an exhibit to post-effective amendment no. 4 to the Registration Statement, and incorporated herein by reference.

(2) Previously filed as an exhibit to post-effective amendment no. 17 to the Registration Statement, and incorporated herein by reference.

Item 24.   Persons Controlled By or Under Common Control with Registrant
- -------   -------------------------------------------------------------

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the captions "Investment Adviser" and "Directors/Trustees and Officers" is incorporated by reference.


Item 25.    Indemnification
- -------   ---------------

          Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 9.01 of Article IX of the bylaws of the registrant (exhibit 2 to this amendment, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser
- -------   ----------------------------------------------------

          Monetta Financial Services, Inc. ("MFSI"), registrant's investment adviser, also acts as investment adviser to Monetta Trust and to individual and institutional clients. The directors and officers of MFSI are: Robert S. Bacarella, Chairman, President and Director; and Maria C.
DeNicolo, Chief Financial Officer, Secretary and Treasurer and Director. The information in the Statement of Additional Information under the heading "Directors/Trustees and Officers" describing the principal occupations and other affiliations of Mr. Bacarella, and Ms. DeNicolo is incorporated herein by reference.

Item 27.  Principal Underwriters
- -------   ----------------------

          (a) Funds Distributor, Inc. (the "Distributor") also acts as principal underwriter for the following investment companies.

BJB Investment
Burridge Funds
Foreign Fund, Inc.
Fremont Mutual Funds, Inc.
Harris Insight Funds Trust
HT Insight Funds, Inc. d/b/a Harris Insight Funds
The JPM Advisor Funds
The JPM Institutional Funds
The JPM Pierpont Funds
LKCM Fund
The Munder Funds Trust
The Munder Funds, Inc.
The PanAgora Institutional Funds
RCM Capital Funds, Inc.
RCM Equity Funds, Inc.
St. Clair Money Market Fund
Skyline Funds
Waterhouse Investors Cash Management Fund, Inc.

Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.
Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

          (b) The information required by this Item 27(b) with respect to each director, officer, or partner of Funds Distributor is incorporated by reference to Schedule A of Form BD filed by Funds Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-20518).


          (c)  Not applicable

Item 28.    Location of Accounts and Records
- -------   --------------------------------

            Maria C. De Nicolo
            Monetta Fund, Inc.
            1776-A South Naperville Road,
            Suite 100
            Wheaton, Illinois  60187-8133

Item 29.    Management Services
- -------   -------------------

            None

Item 30.    Undertakings
- -------   ------------

            (a)  Not applicable.

            (b)  Not applicable

            (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned duly authorized officer of Monetta Fund, Inc.

                                         MONETTA FUND, INC.



                                         By: /s/ Robert S. Bacarella
                                             ------------------------------
                                             Robert S. Bacarella, President

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.



      Name                     Title                                   Date
      ----                     -----                                   ----
/s/ Robert S. Bacarella        Director and President         )
- --------------------------     (principal executive officer))
Robert S. Bacarella                                           )
                                                              )
                                                              )
                                                              )
/s/ John W. Bakos              Director                       )
- --------------------------                                  )
John W. Bakos                                                 )
                                                              )
                                                              )
                                                              )
/s/ Paul W. Henry              Director                       )
- --------------------------                                  )
Paul W. Henry                                                 )
                                                              )
                                                              )February 10,2000
                                                              )
/s/ Mark F. Ogan               Director                       )
- --------------------------                                  )
Mark F. Ogan                                                  )
                                                              )
                                                              )
                                                              )
/s/ John L. Guy, Jr.          Director                        )
- --------------------------                                  )
John L. Guy, Jr.                                              )
                                                              )
                                                              )
                                                              )
/s/ Maria Cesario DeNicolo    Treasurer                       )
- --------------------------    (principal financial officer) )
Maria Cesario DeNicolo                                        )

*************

Index of Exhibits Filed with this Amendment
                  -------------------------------------------



Exhibit
Number                Exhibit
---------     ------------------------

    (j)(1)   Consent of Independent Auditors

    (j)(2)   Consent of Counsel


    (p)      Code of Ethics

Exhibit (j)(1)

                 CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Monetta Fund, Inc. and Monetta Trust:


We consent to the use of our report which is incorporated herein by reference into the Statement of Additional Information and to the reference to our Firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.

                                          /s/ KPMG LLP

Chicago, Illinois
April 20, 2000
exhibit (j)(2)

                         CONSENT OF COUNSEL


We hereby consent to the reference to our firm under the caption "Service Providers - Legal Counsel" in this combined Prospectus and Statement of Additional Information.


                         /s/ Sonnenschein Nath & Rosenthal

Chicago, Illinois
April 25, 2000

exhibit (p)


                     MONETTA FINANCIAL SERVICES, INC.
                               MONETTA TRUST
                            MONETTA FUND, INC.


   TO EACH DIRECTOR, TRUSTEE, OFFICER, AND EMPLOYEE OF MONETTA FINANCIAL SERVICES, INC. ("MFSI"), MONETTA TRUST ("MONETTA TRUST"), AND MONETTA FUND,
                          INC. ("MONETTA FUND").

                              CODE OF ETHICS

                         (Adopted January 1, 1996)
                      amendment # 1 February 12, 1998

     The policy of MFSI is to avoid any conflict of interest, or the appearance of any conflict of interest, between the interests of MONETTA TRUST and MONETTA FUND and their respective shareholders and outside board members (as defined below) and the interests of MFSI or its officers, directors, partners, and employees. The Investment Company Act and rules require that Monetta Trust, Monetta Fund, and MFSI establish standards and procedures for the detection and prevention of certain conflicts of interest. including activities by which persons having knowledge of the investments and investment intentions of Monetta Trust or Monetta Fund might take advantage of that knowledge for their own benefit. Implementation and monitoring of those standards inevitably places some restrictions on the freedom of the investment activities of those people.

     This Code of Ethics has been adopted by Monetta Trust and Monetta Fund (which are referred to together in this Code as the "Funds" and sometimes separately as a "Fund") and by MFSI to meet those concerns and legal requirements. Any questions about the Code or about the applicability of the Code to a personal securities transaction should be directed to MFSI's designated compliance officer or counsel for the Funds.

     A Compliance Committee composed of the designated compliance officer and such other members as may from time to time be identified, or its designate, will be responsible for the approval and/or waiver of all actions required to be taken by any individual in compliance with this Code of Ethics. The compliance officer and the members of the Compliance Committee are identified on Schedule A attached hereto, which may be revised from time to time by action of the boards of the Funds.

I.   STATEMENT OF PRINCIPLE

     A.   RESPONSIBILITY GENERALLY

               The doctrine of insistence that an agent of a corporation can serve only the corporation has long been recognized by our courts even in the absence of a statute. Because a director, officer, or employee is a fiduciary with respect to
<PAGE 1>

          the company, he or she must take no step which directly or indirectly has the effect of giving him or her a profit which properly belongs to the corporation or of causing the corporation to lose a profit.

               We often hear violation of this duty referred to as a "seizure of corporate opportunity." This phrase means just one thing; i.e., a corporation's agent who becomes aware of a business opportunity suitable for the corporation cannot, at the expense of the corporation, avail himself or herself of that opportunity for his or her personal gain. The doctrine goes so far that if a director, officer, or employee has availed himself or herself of an opportunity which properly belonged to the corporation, any profit he or she derives from the transaction may be recovered by the corporation.

               To be even more definite, an officer or employee of MFSI and the Funds, and a director to the extent of his or her activities as such, must devote his or her efforts to the interests of the MFSI and the Funds and MFSI and the Funds' interest is paramount. He or she must not make use of any knowledge or opportunity which he or she obtains in connection with his or her duties to derive a personal profit in violation of his or her duty to, or contrary to the interest of, MFSI and the Funds.

               A person serving in a dual capacity as director, officer, or employee of MFSI and the Funds and of another organization is required to observe all provisions of this Code with respect to any work activity or matters involving MFSI and the Funds or their interests. Thus, in all instances where one acts as director, officer, or employee of the Funds, he or she must do so with undivided fidelity to the interests of MFSI and the Funds for whom he or she is acting as director, officer, or employee and must not allow his or her personal interest, or his or her relationship to any other person or company, or the interest of any other person or company, to influence his or her acts of judgment.

     B.   THE INVESTMENT COMPANY ACT OF 1940

               In 1940, Congress passed the "Investment Company Act of 1940" to mitigate and, insofar as feasible, eliminate and prevent conditions and practices which adversely affect the national public interest and the interest of investors. The underlying aim of this Act, as well as the entire series of Federal Securities Laws, is to see that fair and equitable standards and practices are followed by investment companies and their affiliated persons, and to this extent give protection to those of the public who purchase securities. This enactment has direct application to the Funds and their operations and activities.

               The Investment Company Act of 1940 recognizes that directors, officers, and employees must deal fairly with the Funds and prescribes certain rules to govern them. It specifically prohibits substantially all types of financial

<PAGE 2>

          transactions, either directly or indirectly, between an investment company and any affiliated person (director, officer, employee, etc.) or promoter of, or principal underwriter for the investment company, such as MFSI or any affiliated person of such a person acting as principal. The only exceptions to these prohibited dealings are those with respect to investment management and distribution contracts, the purchase and redemption of the investment company's shares, and those transactions covered by specific orders of consent of the Securities and Exchange Commission. The prohibitions are designed to prevent a person who is connected with an investment company from using such relationship, or the influence or knowledge resulting therefrom, to make a personal gain inconsistent with, or contrary to, the best interests of the investment company.

               Under the provisions  of the Investment Company Act of 1940, each director, officer, or employee of an investment company is affiliated with it. You are also affiliated with another company if you are a director, officer, or employee of such other company. You may also be affiliated with a company if you own 5% or more of its voting stock. Under such circumstances, transactions between you and the Funds, or between another company with which you are affiliated and the Funds, are, generally, prohibited. Specifically, no director, officer, or employee can borrow money from the Funds, or buy from or sell to MFSI and the Funds, any property without an order of consent of the Securities and Exchange Commission. The restriction and penalty is upon the director, officer, or employee who so borrows, buys, or sells.

               The statute further makes it unlawful for a director, officer, or employee of the Funds, or any affiliated person of the latter, to act as an agent and accept from any source any compensation in connection with the purchase or sale of any property to or for the Funds except in the capacity of underwriter or broker at customary fees, which must be disclosed. The basic principle underlying this prohibition is that a person connected with the Funds is not permitted to make any money out of such transaction, except that regular and customary brokerage commissions on securities bought or sold are permitted at usual and customary brokers' rates, and this must be disclosed.

               The Investment Company Act of 1940, as amended in 1970, prohibits insider trading in securities held or to be acquired by an investment company in contravention of rules and regulations promulgated by the Securities and Exchange Commission. The legislative history indicates that such legislation was adopted to prohibit "insiders" from making personal profits by taking advantage of their knowledge of the investment company's plans. In 1980, the Commission adopted Rule 17j-1 under the insider trading provision. This rule generally proscribes fraudulent or manipulative practices with respect to securities held or to be held by the Funds, requires that a code of ethics be adopted, and contains certain reporting and recordkeeping requirements.

<PAGE 3>

              A violation of the Investment Company Act of 1940 may be punished by a maximum fine of $10,000 or by imprisonment for not more than five years, or both.

     C.   GENERAL PROHIBITIONS

          1. The Investment Company Act and rules thereunder make it illegal for any person covered by the Code, directly or indirectly, in connection with the purchase or sale of a security held or to be acquired by the Funds to:

               a. employ any device, scheme, or artifice to defraud the Funds;

               b. make to the Funds any untrue statement of a material fact or omit to state to the Funds a material fact necessary in order to make the statements made, in light of circumstances under which they are made, not misleading;

               c. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Funds; or

               d. engage in any manipulative practice with respect to the Funds.

          2.   In addition, no person subject to the Code shall:

               a. establish any unrecorded fund or bookkeeping account for any purpose;

               b. disclose to any person any information or data of or about the Funds which is not otherwise lawfully publicly available, including information relating to recommendations or authorizations with respect to the purchase and sale of securities by the Funds and the execution thereof,

               c. falsely report or record any expenditure of Funds' moneys;

               d.        accept  or  perform  any  outside employment which
                    interferes with the efficient performance of his or her duties to MFSI, Monetta Trust, and Monetta Fund; have any outside employment incompatible with employment by the Funds or have an affiliation with an investment company, broker, dealer or underwriter (except the Funds' investment manager or underwriter); except that officers and employees may render personal services for compensation outside business hours when such activity is not in conflict with the foregoing. If such outside activities result in compensation for personal services in any week in excess of 20% of the weekly

<PAGE 4>

                    remuneration paid such employee by the Funds, the continuance of such activity must be approved in writing by the President; or

               e. engage, directly or indirectly, in any business transaction or arrangement for personal profit, monetary or otherwise, which accrues from or is based upon his or her employment relationship with MFSI or MFSI's or such person's relationship to the Funds, or upon confidential information or opportunities gained by reason of such relationships.

     D. PERSONAL SECURITIES TRANSACTIONS. The Code regulates personal securities transactions as a part of the effort by the Funds and MFSI to detect and prevent conduct that might violate the general prohibitions outlined above. A personal securities transaction is a transaction in a security in which the person subject to this Code has a beneficial interest.

               Security is interpreted very broadly for this purpose. and includes any right to acquire any security (an option or warrant, for example).

               You have a beneficial interest in a security that you own individually, jointly, or as a guardian, executor, or trustee, or in which you or your spouse or minor children or other dependents living in your household have an interest. Technically, the rules under Section 16 of the Securities Exchange Act of 1934 will be applied to determine if you have a beneficial interest in a security (even if the security would not be within the scope of Section 16). Any question about whether you have a beneficial interest in a security should be directed to MFSI's designated compliance officer or counsel to the Funds.

              In any situation where the potential for conflict exists, transactions for the Funds must take precedence over any personal transaction. The people subject to this Code owe a duty to the Funds and their shareholders to conduct their personal securities transactions in a manner which does not interfere with the portfolio transactions of the Funds, otherwise take inappropriate advantage of their relationship with the Funds, or create any actual or potential conflict of interest between their interests and the interests of the Funds and their shareholders.

               Situations not specifically governed by this Code of Ethics will be resolved in light of this general principle.

II.  HOW THE CODE'S RESTRICTIONS APPLY

          The restrictions on personal securities transactions in Section III and the compliance procedures in Section IV differentiate among groups of people based on their positions and responsibilities with the Funds and MFSI. The groups are: investment personnel, access personnel, and outside board members.

<PAGE 5>

     A. INVESTMENT PERSONNEL (individually an "investment person") are those who make, or participate in making, or obtains information regarding investment decisions or recommendations for the Funds or other clients. Investment personnel are:
             . each portfolio manager;

             . each analyst working for MFSI; and

             . each trader.



     B.   ACCESS PERSONNEL (INDIVIDUALLY, AN "ACCESS PERSON"are:

             . all  employees of MFSI  who  are  not  investment  personnel described above;

             . all members of the board of MFSI and

             . all members  of  the boards of Monetta Trust or Monetta Fund who are "interested persons," as defined in the Investment Company Act of 1940, but who are not employees of MFSI. The non-employee interested board members are those persons listed on Schedule B attached hereto.


     C. OUTSIDE BOARD MEMBERS are those members of the board of Monetta Trust or Monetta Fund who are not affiliated with MFSI, are not officers or 5% shareholders of Monetta Trust or Monetta Fund, and are not otherwise "interested persons" of MFSI. The outside board members are those persons listed on Schedule C attached hereto.

III. RESTRICTIONS ON PERSONAL SECURITIES TRANSACTIONS

     A. NO TRANSACTIONS WITH THE FUNDS. No investment person, access person, or outside board member shall knowingly sell to, or purchase from a Fund, any security or other property, except securities issued by that Fund.

     B. NO CONFLICTING TRANSACTIONS. No investment person, access person, or outside board member shall purchase or sell for his own personal account and benefit, or for the account and benefit of any relative, any security which the person knows or has reason to believe is being purchased or sold or considered for purchase or sale by a Fund, until the Fund's transactions have been completed or consideration of such transactions has been abandoned.

          This section shall not restrict purchases or sales for the accounts of MFSI's other clients provided that the Funds and those accounts are treated fairly and equitably in connection with those purchases and sales.


<PAGE 6>

          NOTE: RESTRICTIONS C THROUGH G BELOW DO NOT APPLY TO THE  OUTSIDE
                    BOARD MEMBERS OF MONETTA TRUST OR MONETTA FUND.
     C. INITIAL PUBLIC OFFERINGS. No investment person or access person, other than those listed in Schedule B, shall acquire any security in an initial public offering; provided that access personnel listed on Schedule B may acquire a security in an initial public offering if (i) such security is acquired from a broker-dealer not affiliated with the Funds.

     D. PRIVATE PLACEMENTS. No investment person or access person shall acquire any security in a private placement without the express written prior approval of the Compliance Committee. In deciding whether that approval should be granted, members of the
          Compliance  Committee  will  consider  whether   the   investment
          opportunity should be reserved for the Funds and their shareholders, and whether the opportunity has been offered because of the person's relationship with the Funds. An investment person who has been authorized to acquire a security in a private placement must disclose that investment if he or she later participates in consideration of an investment in that issuer by a Fund. Any investment decision for a Fund relating to that security must be made by other investment personnel.

     E. SHORT-TERM TRADING. No investment person may profit from the purchase and sale, or sale and purchase, during the time the same or an equivalent security is held by the Funds without the express written approval of the Compliance Committee. If the subject security is sold by the Funds, then the investment person shall be entitled to purchase or sell the security, as the case may be, subject, however, to paragraph C, of Section IV, below. Any profit so realized in violation of this restriction will be required to be donated to a charitable organization selected by MFSI's Compliance Committee. This restriction does not apply to any profits from short-term trading in listed index options or futures contracts, or to any transaction which has received the prior approval of the Compliance Committee.

     F. GIFTS. No investment person or access person may accept any gift or other thing of more than a $100 value from any person or entity that does business with or on behalf of MFSI or the Funds, or seeks to do business with or on behalf of MFSI or the Funds. Gifts in excess of this value must either be returned to the donor or paid for by the recipient. It is not the intent of the Code to prohibit the everyday courtesies of business life. Therefore, excluded from this prohibition are an occasional meal, ticket to a theater, entertainment, or sporting event that is an incidental part of a meeting that has a clear business purpose.

     G. SERVICE AS A DIRECTOR. No investment person or access person may serve as a member of the board of directors or trustees of any business organization, other than a civic or charitable organization, without the prior written approval of the Compliance Committee based on a determination that the board service would not be inconsistent with the interests of MFSI or the Funds and their shareholders. If

<PAGE 7>

          an investment person is serving as a board member, that investment person shall not participate in making investment decisions relating to the securities of the company on whose board he or she sits.

IV.  COMPLIANCE PROCEDURES

     NOTE:  PROCEDURES  A THROUGH C BELOW DO NOT APPLY TO THE OUTSIDE BOARD
               MEMBERS OF MONETTA TRUST OR MONETTA FUND.

     A. EXECUTION OF PERSONAL SECURITIES TRANSACTIONS. All personal securities transactions of investment personnel and access personnel must be conducted through brokerage accounts that have been identified to the compliance officer. Each such brokerage account must be set up to deliver duplicate copies of all confirmations and statements to the compliance officer. No exceptions will be made to this policy.

     B. PRECLEARANCE. Except as provided below, all personal securities transactions for INVESTMENT PERSONNEL AND ACCESS PERSONNEL must be cleared in advance in writing by the Compliance Committee. If the proposed trade is not executed within two business days after preclearance, the preclearance will expire and the request must be made again.

          Transactions in the following securities are exempt from the preclearance requirement:

          1.   securities listed as exempt in Section V;

          2.   municipal securities; and

          3.   listed index options and futures.

     C.   BLACKOUT PERIODS.

          1. No personal securities transaction of an investment person or an access person will be cleared (as provided in B. above) if a Fund or any client (1) has a conflicting order pending or (2) is actively considering a purchase or sale of the same security. A conflicting order is any order for the same security, or an option on or warrant for that security, that has not been fully executed. A purchase or sale of a security is being "actively considered" (a) when a recommendation to purchase or sell has been made for a Fund and is pending, or (b) with respect to the person making the recommendation when that person is seriously considering making the recommendation.

<PAGE 8>

          .

     D. DISCLOSURE OF PERSONAL HOLDINGS. Each investment person and access person shall disclose his or her personal securities holdings (limited to holdings with a value of $500 or more) upon commencement of employment with MFSI, and annually thereafter, as of December 31 of each year. Reports shall be delivered to the compliance officer no later than January 31.

     E.   REPORTING PERSONAL SECURITIES TRANSACTIONS.

          1. An outside board member shall report to MFSI's compliance officer, within ten days after the end of the calendar quarter in which a reportable transaction occurs; any personal securities transaction in which the outside board member, at the time of the transaction, knew; or in the ordinary course of fulfilling his duties as a board member should have known that, on the day of the transaction or within 15 days before or after that day, a purchase or sale of that security was made by or considered for the Fund of which he is a board member.

          2. Investment and access personnel shall (i) identify to MFSI any brokerage account in which the access person has a beneficial interest and (ii) instruct the broker to deliver to MFSI's compliance officer duplicate confirmations of all transactions and duplicate monthly statements. A signed report form must be returned to the compliance officer within 10 days after the end of the calendar quarter.

     F. FORM OF REPORTS. Reports of personal securities transactions may be in any form (including copies of confirmations or monthly statements) but must include (i) the date of the transaction, the title and number of shares, and the principal amount of each security involved; (ii) the nature of the transaction (i.e., purchase, sale, Gift, or other type of acquisition or disposition); (iii) the price at which the transaction was effected; (iv) the name of the broker, dealer, or bank with or through whom the transaction was effected; and (v) the name of the reporting person.

     G. MONITORING OF TRANSACTIONS. MFSI's compliance officer will monitor the trading patterns of investment personnel and access personnel. The Compliance Committee will monitor the trading of the compliance officer.

     H. CERTIFICATION OF COMPLIANCE. Each investment person, access person, and outside board member is required to certify annually that he or she has read and understands the Code and recognizes that he or she is subject to the Code. Each investment person, access person and outside board member is required to certify annually that he or she has disclosed or reported all personal securities transactions required to be disclosed or reported under the Code. To accomplish this, the Secretary of Monetta Trust and Monetta Fund shall annually distribute a copy of the Code and request certification by all covered persons.

<PAGE 9>

          The Secretary shall be responsible for ensuring that all personnel comply with the certification requirement.

     I. REVIEW BY THE FUNDS' BOARDS. The officers of Monetta Trust and Monetta Fund shall prepare an annual report to the board that:

          1. summarizes existing procedures concerning personal investing and any changes in those procedures during the past year;

          2. identifies any violations of the Code requiring significant remedial action during the past year; and

          3. identifies any recommended changes in existing restrictions or procedures based upon experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

V.   EXEMPT TRANSACTIONS

          The provisions of this Code are intended to restrict the personal investment activities of persons subject to the Code only to the extent necessary to accomplish the purposes of the Code. Therefore, the provisions of Section III (Restrictions on Personal Securities Transactions) and Section IV (Compliance Procedures) of this Code shall not apply to:

     A. Purchases or sales effected in any account over which the persons subject to this Code have no direct or indirect influence or control;

     B.   Purchases or sales of:

          1    .    U.S. government securities;

          2.   shares  of  open-end   investment  companies  (mutual  fund)
               including,  but  not  limited   to,  shares  of  the  Funds'
               portfolios; and

           3.  bank certificates of deposit or commercial paper.

     C. Purchases or sales over which neither the person subject to this Code nor the Funds have control;

     D. Purchases that are part of an automatic dividend reinvestment plan;

     E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

<PAGE 10>

     F. Purchases or sales that receive the prior approval of the Compliance Committee because they are not inconsistent with this Code or the provisions of Rule 17j-1(a) under the Investment Company Act of 1940. A copy of Rule 17j-1 is attached as Appendix B.

VI.  CONSEQUENCES OF FAILURE TO COMPLY WITH THE CODE

          Compliance with this Code of Ethics is a condition of employment by MFSI and retention of positions with the Funds. This Code is not a contract of employment. Taking into consideration all relevant circumstances, the executive committee of MFSI will deter-mine what action is appropriate for any breach of the provisions of the Code, except by an outside board member. Possible actions include letters of sanction, suspension or termination of employment, or removal from office. The boards of Monetta Trust and Monetta Fund shall determine what action is appropriate for any breach of the provisions of the Code by an outside member of that board, which may include removal from the board.

          Reports filed pursuant to the Code will be maintained in confidence but will be reviewed by MFSI or the funds to verify compliance with the Code. Additional information may be required to clarify the nature of particular transactions.

VII. RETENTION OF RECORDS

          The Secretary of Monetta Trust and the Secretary of Monetta Fund shall maintain for their respective Funds the records listed below for a period of six years at the principal place of business of each of Monetta Trust and Monetta Fund in an easily accessible place - and shall keep all reports filed pursuant to this Code confidential except that such reports may be made available to the Securities and Exchange Commission or any representative thereof upon proper request.

     A. a list of all persons subject to the Code and who are required to file reports during the period;

     B. receipt signed by all persons subject to the Code acknowledging receipt of copies of the Code and acknowledging that they are subject to it;

     C. a copy of each Code of Ethics that has been in effect at any time during the period; and

     D. a copy of each report filed pursuant to the Code and a record of any known violation and action taken as a result thereof during the period.



<PAGE 11>


                     MONETTA FINANCIAL SERVICES, INC.
                               MONETTA TRUST
                            MONETTA FUND, INC.

                        CODE OF ETHICS AFFIRMATION


     I affirm that I have received a copy of the Monetta Financial Services, Inc., Monetta Trust, and Monetta Fund, Inc., Code of Ethics and have read and understand it. I acknowledge that I am subject to the Code and will comply with the Code in all respects.





Date: ____________________________

                                   ____________________________________
                                   Signature





<PAGE 12>




                                SCHEDULE A


Compliance Officer: Maria Cesario DeNicolo


Compliance Committee: Maria Cesario DeNicolo
                      Robert S. Bacarella
                      Timothy Detloff


Effective: August 3, 1995
Revised:April 22, 1997
Revised: February 12, 1999
Revised: November 10, 1999




<PAGE 13>




                                SCHEDULE B







Monetta Fund:  John W. Bakos
               Paul W. Henry


Effective: January 1, 1996
Revised: July 16, 1997



<PAGE 14>





                                SCHEDULE C


Monetta Trust: John L. Guy, Jr.
               Mark F. Ogan

               William M Valiant

Monetta Fund:  Mark F. Ogan


Effective: January 1, 1996
Revised:  January 21, 1998






<PAGE 15>

#15675





                                   - 1 -